UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Investment Grade Bond Fund

Semiannual report 11/30/15

A message to shareholders

Dear shareholder,

Many bond indexes were down for the last six months, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve (Fed). Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices. Some clarity was achieved on December 16, when the Fed announced its first interest-rate increase in more than nine years.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2015. They are subject to change at any time. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
31	Financial statements
35	Financial highlights
42	Notes to financial statements
48	Continuation of investment advisory and subadvisory agreements
53	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15 (%)

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Interest-rate increase became a reality

The U.S. Federal Reserve finally moved to raise short-term interest rates for the first time in nine years just after the end of the fund's semiannual period.

Spread sectors struggled

In this environment, and amid a continued slide in oil prices, investors sold out of riskier corporate and foreign debt positions.

Fund slightly lagged its benchmark

While the fund's longer-term track record remains solid, its limited exposure to U.S. Treasury debt weighed on relative performance for the period.

PORTFOLIO COMPOSITION AS OF 11/30/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions.Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

The six months ended November 30 represented a challenging period for fixed-income investors. What were some of the key themes weighing on the market?

Investors' biggest concerns over the past six months were the same issues that have been weighing on the bond markets all year. Oil prices, which had rebounded somewhat early in the year, began the reporting period above $60 a barrel; by early December, just after the end of the fund's semiannual period, they had sunk to below $40 a barrel. Low energy prices have been a particular headwind to the high-yield bond market, given the large number of smaller energy companies issuing debt to expand operations. While today's oil prices look depressed, it's impossible to predict how long they'll stay this low or when they might stabilize. For that reason, it's entirely possible that the volatility and weakness we've seen this year in the high-yield market will continue for the near term.

The other area of the market that's been hurt by low energy prices is emerging-market debt. China's economic slowdown has been in the news for some time, and the general deterioration in economic fundamentals in developing nations has only been exacerbated by the recent weakness in commodity prices. Many emerging markets are commodity exporters, and the low prices and weak demand have negatively impacted their financial health.

As an investment-grade bond fund, the portfolio had very little exposure to the high-yield market (generally, bonds rated BB or lower) and only a nominal exposure to securities in the emerging-market space. Nonetheless, the weakness in energy prices and the sell-off in these two segments of the market had a significant effect on the bond markets overall, as investors sought to reduce their risk profiles over the past six months. The result of that risk aversion was that securities with perceived credit risk generally underperformed.

The other big factor in the bond markets in recent months has been the prospect of rising interest rates. After back-to-back months of solid jobs reports, the U.S. Federal Reserve (Fed) finally raised

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"After back-to-back months of solid jobs reports, the U.S. Federal Reserve (Fed) finally raised interest rates in its December meeting, its first policy change since 2008 and first rate increase since 2006."
interest rates in its December meeting, its first policy change since 2008 and first rate increase since 2006. The move, not surprisingly, was a small one, increasing the target range for the federal funds rate by 25 basis points to 0.25%-0.50%. Leading into the Fed meeting, longer-term rates were volatile and rangebound, with yields on 10-year U.S. Treasuries fluctuating between 2.00% and 2.50% during the six-month period.

What positions were the primary detractors from the fund's performance versus the benchmark?

The biggest detractors for the period were the segments of the market where the fund had little or

QUALITY COMPOSITION AS OF 11/30/15 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"The reality for investors, however, is that for the foreseeable future, we are likely to be in an environment of coupon-like returns."
no exposure; for example, the fund continued to have a significant underweight in U.S. Treasuries. Treasury debt was up slightly during the period, and in a difficult environment for riskier assets, even those small gains hurt relative performance due to the fund's limited exposure. Similarly, the fund had an underweight position in Ginnie Mae securities, which also posted gains for the period; again, the fund's lack of exposure detracted from relative results.

What positions helped relative performance?

We've held the fund's allocation to highly rated corporate debt in the financials sector for some time now, and these positions fared relatively well during the past six months. A small and gradual uptick in interest rates would actually be quite beneficial for the profitability of financial companies, so that sector has seen some increased demand in the run up to the Fed's opening effort as it seeks to normalize monetary policy.

Mortgage-backed securities also performed well for the fund. The housing market has been one of the more consistent bright spots for the economy over the past several years, and defaults in the mortgage-backed securities market have continued to be low, while yields have been fairly attractive. The fund's holdings in asset-backed securities, which include credit card and automobile financing receivables, also helped overall performance. We have found that the credit risks in this segment of the bond market, against the backdrop of a steadily improving economy, have generally been fairly low, presenting an attractive opportunity.

With additional rate hikes a near certainty in 2016, how are you positioning the portfolio?

We're taking a fairly conservative stance in general as we head into 2016. We don't believe now is the time to be making big bets on either interest rates or credit. To that end, we held a modestly defensive stance with respect to its duration. At the close of the fiscal year, the fund's duration stood at 5.35 years, which was slightly lower than the 5.67 years for the benchmark index. Managing interest-rate exposure isn't a significant part of our overall strategy, however, as individual security selection is our primary emphasis. With that said, the fund holds a meaningful position in floating-rate securities, primarily mortgage-backed securities that hold adjustable rate loans. These investments can benefit if interest rates begin to move higher, and we believe they provide an element of diversification to the fund. With regard to credit, we have been focused on high-quality securities within the investment-grade space. While we have no significant bias in the portfolio, in general we prefer credit-driven holdings over rate-sensitive securities, given the incremental yields

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

offered and the opportunity for some spread tightening as rates rise and the economy continues to improve.

The reality for investors, however, is that for the foreseeable future, we are likely to be in an environment of coupon-like returns. There are not a lot of opportunities in the market for meaningful price appreciation, and given the headwinds of rising interest rates and sluggish global economic growth, we prefer a more conservative tilt to the portfolio. As the Fed continues to navigate normalizing monetary policy, individual security selection will become increasingly important. In such an environment, we believe our active, research-based approach can continue to add value for the fund and for our shareholders.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-15	as of 11-30-15
Class A	-3.29	3.09	4.69	-4.36	16.42	58.22	2.15	2.14
Class B	-5.02	2.80	4.50	-5.67	14.82	55.30	1.48	1.47
Class C	-1.11	3.16	4.34	-1.74	16.82	53.01	1.49	1.48
Class I2	0.98	4.25	5.47	-0.26	23.15	70.40	2.51	2.50
Class R2[2,3]	0.75	3.87	5.08	-0.32	20.90	64.18	2.31	2.31
Class R4[2,3]	0.87	4.02	5.24	-0.26	21.77	66.60	2.43	2.32
Class R6[2,3]	1.10	4.36	5.59	-0.17	23.76	72.29	2.60	2.57
Index†	0.97	3.09	4.65	-0.12	16.43	57.50	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2*	Class R4*	Class R6*
Gross (%)	0.88	1.63	1.63	0.62	1.02	0.87	0.52
Net (%)	0.88	1.63	1.63	0.62	1.02	0.77	0.50

* Expenses have been estimated for the classes first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-05	15,530	15,530	15,750
Class C4	11-30-05	15,301	15,301	15,750
Class I2	11-30-05	17,040	17,040	15,750
Class R2[2,3]	11-30-05	16,418	16,418	15,750
Class R4[2,3]	11-30-05	16,660	16,660	15,750
Class R6[2,3]	11-30-05	17,229	17,229	15,750

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$996.10	$4.44	0.89%
Class B	1,000.00	992.40	8.17	1.64%
Class C	1,000.00	992.40	8.17	1.64%
Class I	1,000.00	997.40	3.15	0.63%
Class R2	1,000.00	996.80	4.04	0.81%
Class R4	1,000.00	997.40	3.40	0.68%
Class R6	1,000.00	998.30	2.55	0.51%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.60	$4.50	0.89%
Class B	1,000.00	1,016.80	8.27	1.64%
Class C	1,000.00	1,016.80	8.27	1.64%
Class I	1,000.00	1,021.90	3.18	0.63%
Class R2	1,000.00	1,021.00	4.09	0.81%
Class R4	1,000.00	1,021.60	3.44	0.68%
Class R6	1,000.00	1,022.50	2.58	0.51%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       11

Fund's investments

As of 11-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 34.6%				$134,315,801
(Cost $132,577,509)
U.S. Government 12.4%				48,315,807
U.S. Treasury
Bond	2.500	02-15-45	$9,256,000	8,349,909
Bond	2.750	11-15-42	6,970,000	6,670,506
Bond	2.875	08-15-45	2,609,000	2,550,806
Bond	3.125	11-15-41	7,595,000	7,880,701
Note	1.375	09-30-18	7,640,000	7,679,690
Note	2.250	11-15-25	11,304,000	11,341,088
Treasury Inflation Protected Security	0.375	07-15-25	3,928,428	3,843,107
U.S. Government Agency 22.2%				85,999,994
Federal Farm Credit Bank
Note	1.740	03-11-20	1,470,000	1,470,275
Note	2.350	03-14-22	525,000	522,409
Federal Home Loan Bank
Bond	2.900	09-05-25	166,667	165,525
Bond	3.250	06-21-27	227,273	227,341
Federal Home Loan Mortgage Corp.
15 Yr Pass Thru	3.500	02-01-26	120,162	126,439
30 Yr Pass Thru (P)	2.545	06-01-44	358,553	367,806
30 Yr Pass Thru (P)	2.664	05-01-44	344,475	354,250
30 Yr Pass Thru (P)	2.986	03-01-44	125,472	129,503
30 Yr Pass Thru	3.000	03-01-43	768,757	777,678
30 Yr Pass Thru	3.000	04-01-43	1,072,192	1,081,618
30 Yr Pass Thru	3.500	04-01-44	1,166,025	1,213,686
30 Yr Pass Thru	4.000	11-01-43	440,241	470,297
30 Yr Pass Thru	4.000	02-01-44	245,661	261,204
30 Yr Pass Thru	4.500	02-01-41	1,390,851	1,505,816
30 Yr Pass Thru	5.000	03-01-41	894,745	989,521
30 Yr Pass Thru	5.500	06-01-38	1,088,419	1,217,852
Federal National Mortgage Association
15 Yr Pass Thru	1.570	01-09-20	5,225,000	5,183,472
15 Yr Pass Thru	2.500	03-27-23	1,180,000	1,179,992
15 Yr Pass Thru	3.000	07-01-27	538,468	559,346
15 Yr Pass Thru	3.000	10-29-27	585,000	566,743
15 Yr Pass Thru	3.500	02-01-26	119,826	126,296
15 Yr Pass Thru	3.500	03-01-26	753,606	794,294
15 Yr Pass Thru	3.500	07-01-26	1,488,528	1,568,430
15 Yr Pass Thru	4.000	12-01-24	941,132	1,004,705
30 Yr Pass Thru (P)	2.518	06-01-44	610,202	626,048
30 Yr Pass Thru (P)	2.546	04-01-44	564,325	579,948

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (P)	2.914	01-01-44	$260,091	$268,380
30 Yr Pass Thru (P)	2.918	03-01-44	123,437	127,425
30 Yr Pass Thru	3.000	12-01-42	2,002,652	2,021,509
30 Yr Pass Thru	3.500	01-01-42	2,580,809	2,678,437
30 Yr Pass Thru	3.500	06-01-42	3,546,674	3,691,923
30 Yr Pass Thru	3.500	01-01-43	4,697,632	4,873,837
30 Yr Pass Thru	3.500	04-01-43	736,957	765,525
30 Yr Pass Thru	3.500	07-01-43	570,943	594,325
30 Yr Pass Thru	3.500	03-01-44	5,559,600	5,787,285
30 Yr Pass Thru	3.500	04-01-45	5,069,929	5,263,301
30 Yr Pass Thru	4.000	01-01-41	991,327	1,056,180
30 Yr Pass Thru	4.000	09-01-41	4,525,153	4,845,937
30 Yr Pass Thru	4.000	10-01-41	69,593	74,179
30 Yr Pass Thru	4.000	01-01-42	1,651,764	1,757,671
30 Yr Pass Thru	4.000	09-01-43	3,059,104	3,283,131
30 Yr Pass Thru	4.000	10-01-43	3,025,137	3,225,406
30 Yr Pass Thru	4.000	12-01-43	4,761,321	5,071,320
30 Yr Pass Thru	4.000	01-01-44	691,403	740,524
30 Yr Pass Thru	4.500	08-01-40	3,823,675	4,145,580
30 Yr Pass Thru	4.500	12-01-40	697,580	757,339
30 Yr Pass Thru	4.500	05-01-41	2,168,124	2,353,050
30 Yr Pass Thru	4.500	06-01-41	1,560,989	1,702,029
30 Yr Pass Thru	4.500	07-01-41	807,305	880,247
30 Yr Pass Thru	4.500	11-01-41	259,438	281,338
30 Yr Pass Thru	4.500	05-01-42	2,002,506	2,183,438
30 Yr Pass Thru	5.000	04-01-35	155,721	172,897
30 Yr Pass Thru	5.000	09-01-40	1,342,774	1,485,216
30 Yr Pass Thru	5.000	04-01-41	296,462	331,478
30 Yr Pass Thru	5.500	09-01-34	553,438	624,383
30 Yr Pass Thru	5.500	02-01-36	174,053	196,669
30 Yr Pass Thru	5.500	06-01-38	699,451	782,902
30 Yr Pass Thru	6.000	06-01-40	114,447	129,334
30 Yr Pass Thru	6.500	01-01-39	530,980	608,219
30 Yr Pass Thru	6.500	06-01-39	147,140	169,086
Corporate bonds 35.5%				$137,569,718
(Cost $139,153,821)
Consumer discretionary 5.1%				19,716,702
Auto components 0.5%
Delphi Automotive PLC	4.250	01-15-26	485,000	490,288
Delphi Corp.	5.000	02-15-23	1,240,000	1,303,996
Magna International, Inc.	4.150	10-01-25	355,000	355,581
Automobiles 2.1%
Ford Motor Company	4.750	01-15-43	230,000	220,655

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
Ford Motor Credit Company LLC	2.551	10-05-18	$440,000	$440,978
Ford Motor Credit Company LLC	5.875	08-02-21	1,291,000	1,450,570
General Motors Company	4.875	10-02-23	910,000	941,857
General Motors Company	6.250	10-02-43	550,000	588,815
General Motors Financial Company, Inc.	3.450	04-10-22	1,385,000	1,338,087
General Motors Financial Company, Inc.	4.000	01-15-25	925,000	893,068
General Motors Financial Company, Inc.	4.375	09-25-21	935,000	955,304
Hyundai Capital America (S)	2.400	10-30-18	600,000	598,718
Nissan Motor Acceptance Corp. (S)	1.950	09-12-17	595,000	597,885
Hotels, restaurants and leisure 0.2%
Brinker International, Inc.	2.600	05-15-18	290,000	289,163
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	570,000	581,400
Household durables 0.1%
Newell Rubbermaid, Inc.	2.150	10-15-18	235,000	233,825
Internet and catalog retail 0.5%
Amazon.com, Inc.	4.950	12-05-44	715,000	762,556
QVC, Inc.	4.375	03-15-23	565,000	539,913
QVC, Inc.	5.125	07-02-22	435,000	443,211
QVC, Inc.	5.450	08-15-34	445,000	388,566
Media 1.3%
21st Century Fox America, Inc.	6.150	03-01-37	315,000	357,359
21st Century Fox America, Inc.	6.400	12-15-35	290,000	343,512
CCO Safari II LLC (S)	6.484	10-23-45	540,000	562,478
Myriad International Holdings BV (S)	5.500	07-21-25	225,000	224,325
Scripps Networks Interactive, Inc.	3.950	06-15-25	630,000	604,592
Sirius XM Radio, Inc. (S)	5.250	08-15-22	1,067,000	1,123,018
Time Warner Cable, Inc.	8.250	04-01-19	410,000	474,693
Time Warner, Inc.	3.600	07-15-25	380,000	376,171
Time Warner, Inc.	3.875	01-15-26	940,000	942,229
Multiline retail 0.2%
Macy's Retail Holdings, Inc.	7.875	08-15-36	614,000	639,421
Specialty retail 0.2%
AutoNation, Inc.	4.500	10-01-25	300,000	306,816
AutoNation, Inc.	5.500	02-01-20	319,000	347,652
Consumer staples 1.3%				5,215,089
Beverages 0.4%
Beam Suntory, Inc.	1.750	06-15-18	890,000	877,632
Pernod Ricard SA (S)	5.750	04-07-21	710,000	788,544
Food and staples retailing 0.3%
CVS Health Corp.	5.125	07-20-45	675,000	720,491
Whole Foods Market, Inc. (S)	5.200	12-03-25	370,000	369,486

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       14

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products 0.5%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	$455,000	$531,708
Kraft Heinz Foods Company (S)	2.000	07-02-18	670,000	670,441
Kraft Heinz Foods Company (S)	4.875	02-15-25	380,000	405,023
Kraft Heinz Foods Company (S)	5.200	07-15-45	455,000	477,049
Tobacco 0.1%
Reynolds American, Inc.	2.300	06-12-18	370,000	374,715
Energy 4.1%				15,778,818
Energy equipment and services 0.3%
Rowan Companies, Inc.	4.875	06-01-22	375,000	303,910
SESI LLC	7.125	12-15-21	645,000	611,138
Oil, gas and consumable fuels 3.8%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	497,650
Boardwalk Pipelines LP	5.500	02-01-17	170,000	172,781
Cimarex Energy Company	4.375	06-01-24	735,000	726,215
CNOOC Finance 2013, Ltd.	3.000	05-09-23	545,000	518,554
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25	460,000	440,573
Continental Resources, Inc.	3.800	06-01-24	80,000	66,416
Continental Resources, Inc.	5.000	09-15-22	1,011,000	887,153
DCP Midstream LLC (S)	9.750	03-15-19	375,000	400,164
DCP Midstream Operating LP	2.500	12-01-17	199,000	184,821
DCP Midstream Operating LP	3.875	03-15-23	185,000	151,797
Enbridge Energy Partners LP	4.375	10-15-20	370,000	372,023
Energy Transfer Partners LP	2.500	06-15-18	170,000	165,786
Energy Transfer Partners LP	5.150	03-15-45	480,000	363,457
Energy Transfer Partners LP	9.700	03-15-19	555,000	645,799
EnLink Midstream Partners LP	4.150	06-01-25	210,000	185,607
Enterprise Products Operating LLC	6.500	01-31-19	930,000	1,031,802
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.778%)	7.000	06-01-67	380,000	338,200
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	705,000	689,250
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	671,000	543,510
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	123,000	99,630
Kerr-McGee Corp.	6.950	07-01-24	335,000	390,964
Kinder Morgan Energy Partners LP	7.750	03-15-32	240,000	234,362
Kinder Morgan, Inc.	5.550	06-01-45	520,000	396,852
Lukoil International Finance BV (S)	3.416	04-24-18	590,000	576,418
MPLX LP	4.000	02-15-25	165,000	149,412
Northwest Pipeline LLC	6.050	06-15-18	570,000	619,469
ONEOK Partners LP	3.200	09-15-18	305,000	301,196
Petroleos Mexicanos	4.875	01-24-22	405,000	406,215
Regency Energy Partners LP	5.500	04-15-23	745,000	707,284

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Shell International Finance BV	4.375	05-11-45	$1,025,000	$1,019,305
Sunoco Logistics Partners Operations LP	4.400	04-01-21	485,000	483,866
Williams Partners LP	4.875	05-15-23	350,000	308,057
Williams Partners LP	4.875	03-15-24	904,000	789,182
Financials 15.5%				60,037,137
Banks 6.2%
Bank of America Corp.	3.300	01-11-23	415,000	414,756
Bank of America Corp.	3.950	04-21-25	360,000	356,099
Bank of America Corp.	4.200	08-26-24	435,000	439,277
Bank of America Corp.	4.250	10-22-26	475,000	476,631
Bank of America Corp.	6.875	04-25-18	820,000	912,661
Bank of Montreal	1.400	04-10-18	785,000	779,861
Barclays Bank PLC (S)	6.050	12-04-17	680,000	728,739
Barclays Bank PLC (S)	10.179	06-12-21	560,000	733,608
BNP Paribas SA	2.375	09-14-17	1,075,000	1,086,750
BPCE SA (S)	4.500	03-15-25	410,000	403,985
BPCE SA (S)	5.700	10-22-23	830,000	887,425
Citigroup, Inc.	4.500	01-14-22	580,000	626,504
Credit Agricole SA (S)	4.375	03-17-25	445,000	437,242
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	410,000	455,224
HBOS PLC (S)	6.000	11-01-33	590,000	650,256
HBOS PLC (S)	6.750	05-21-18	1,085,000	1,191,346
ING Bank NV (S)	5.800	09-25-23	515,000	564,622
JPMorgan Chase & Co.	4.625	05-10-21	1,070,000	1,168,528
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19	680,000	652,800
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	500,000	480,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	1,100,000	1,191,850
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	890,000	916,700
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	655,000	650,088
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	345,000	354,936
MUFG Union Bank NA	2.625	09-26-18	765,000	775,491
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	904,000	1,120,960
Santander Holdings USA, Inc.	3.450	08-27-18	285,000	291,935
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	480,000	483,163
SunTrust Banks, Inc.	7.250	03-15-18	280,000	311,009
Swedbank AB (S)	2.125	09-29-17	370,000	372,852

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	$500,000	$474,375
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	730,000	792,963
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	725,000	763,969
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	710,000	723,313
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	935,000	981,750
Wells Fargo Bank NA	5.850	02-01-37	370,000	445,313
Capital markets 2.4%
Ares Capital Corp. (L)	3.875	01-15-20	580,000	592,211
FS Investment Corp.	4.000	07-15-19	635,000	635,921
Jefferies Group LLC	6.875	04-15-21	745,000	840,134
Jefferies Group LLC	8.500	07-15-19	325,000	381,256
Macquarie Bank, Ltd. (L)(S)	4.875	06-10-25	800,000	800,215
Morgan Stanley	4.300	01-27-45	425,000	414,395
Morgan Stanley	5.500	01-26-20	790,000	882,698
Morgan Stanley	5.550	04-27-17	385,000	406,337
Morgan Stanley	7.300	05-13-19	1,250,000	1,455,984
Stifel Financial Corp.	4.250	07-18-24	345,000	347,279
The Bear Stearns Companies LLC	7.250	02-01-18	435,000	484,582
The Goldman Sachs Group, Inc.	3.750	05-22-25	705,000	714,849
The Goldman Sachs Group, Inc.	5.250	07-27-21	560,000	626,210
The Goldman Sachs Group, Inc.	5.750	01-24-22	235,000	269,591
The Goldman Sachs Group, Inc.	6.250	09-01-17	480,000	518,367
Consumer finance 1.4%
American Express Company	3.625	12-05-24	355,000	352,205
Capital One Bank USA NA	1.300	06-05-17	355,000	352,164
Capital One Bank USA NA	2.300	06-05-19	905,000	895,579
Capital One Financial Corp.	2.450	04-24-19	435,000	438,644
Capital One Financial Corp.	4.200	10-29-25	595,000	593,169
Capital One NA	2.350	08-17-18	440,000	440,213
Discover Bank	2.600	11-13-18	630,000	632,300
Discover Bank	8.700	11-18-19	417,000	494,172
Discover Financial Services	3.950	11-06-24	620,000	614,205
Discover Financial Services	5.200	04-27-22	605,000	651,335
Diversified financial services 1.4%
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-23	554,993	581,355
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-19	403,269	410,326

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-22	$354,775	$363,855
General Electric Capital Corp. (P)	0.842	08-15-36	660,000	559,412
General Electric Capital Corp. (6.250% to 12-15-22, then 3 month LIBOR + 4.704%) (Q)	6.250	12-15-22	585,000	666,169
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	700,000	830,550
Leucadia National Corp.	5.500	10-18-23	775,000	777,017
McGraw Hill Financial, Inc. (S)	4.000	06-15-25	710,000	710,990
McGraw Hill Financial, Inc. (S)	4.400	02-15-26	470,000	480,783
Insurance 1.7%
Assured Guaranty US Holdings, Inc. (L)	5.000	07-01-24	725,000	753,529
AXA SA	8.600	12-15-30	475,000	656,688
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	435,000	466,268
CNA Financial Corp.	7.250	11-15-23	260,000	306,980
MetLife, Inc.	6.400	12-15-36	465,000	512,081
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	390,000	405,113
Pacific LifeCorp. (S)	6.000	02-10-20	420,000	470,044
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	375,000	372,188
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	605,000	642,510
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	720,000	897,222
The Hartford Financial Services Group, Inc.	5.375	03-15-17	435,000	455,400
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-38	685,000	758,638
Real estate investment trusts 2.4%
American Tower Corp.	3.400	02-15-19	470,000	483,530
American Tower Corp.	4.700	03-15-22	525,000	554,714
Crown Castle Towers LLC (S)	4.883	08-15-20	860,000	925,657
Crown Castle Towers LLC (S)	6.113	01-15-20	715,000	786,282
EPR Properties	4.500	04-01-25	435,000	416,590
ERP Operating LP	3.375	06-01-25	120,000	119,253
Highwoods Realty LP	5.850	03-15-17	570,000	597,325
Omega Healthcare Investors, Inc.	4.500	01-15-25	410,000	401,995
Omega Healthcare Investors, Inc.	4.950	04-01-24	410,000	414,585
Omega Healthcare Investors, Inc. (S)	5.250	01-15-26	235,000	241,474
USB Realty Corp. (P)(Q)(S)	1.468	01-15-17	595,000	535,128
Ventas Realty LP	3.500	02-01-25	280,000	268,286

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Ventas Realty LP	3.750	05-01-24	$315,000	$310,542
Ventas Realty LP	4.750	06-01-21	605,000	643,503
Vereit Operating Partnership LP	2.000	02-06-17	545,000	538,188
Vereit Operating Partnership LP	4.600	02-06-24	485,000	469,511
Welltower, Inc.	3.750	03-15-23	240,000	235,850
Welltower, Inc.	4.000	06-01-25	740,000	730,058
Welltower, Inc.	4.125	04-01-19	340,000	356,552
Health care 2.0%				7,818,403
Biotechnology 0.5%
AbbVie, Inc.	3.600	05-14-25	985,000	976,105
Baxalta, Inc. (S)	2.000	06-22-18	285,000	282,857
Celgene Corp.	5.000	08-15-45	775,000	776,282
Health care equipment and supplies 0.3%
Medtronic, Inc.	4.625	03-15-45	580,000	600,274
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	590,000	576,580
Health care providers and services 0.7%
Aetna, Inc.	1.500	11-15-17	1,131,000	1,129,031
Medco Health Solutions, Inc.	7.125	03-15-18	415,000	460,840
UnitedHealth Group, Inc.	1.450	07-17-17	640,000	642,054
UnitedHealth Group, Inc.	3.750	07-15-25	620,000	643,029
Pharmaceuticals 0.5%
Actavis Funding SCS	3.800	03-15-25	465,000	469,159
Mylan, Inc.	1.350	11-29-16	530,000	526,635
Zoetis, Inc.	4.500	11-13-25	725,000	735,557
Industrials 4.3%				16,732,486
Aerospace and defense 0.6%
Embraer Overseas, Ltd. (S)	5.696	09-16-23	380,000	382,850
Lockheed Martin Corp.	2.900	03-01-25	573,000	554,832
Lockheed Martin Corp.	4.700	05-15-46	420,000	430,845
Textron, Inc.	3.875	03-01-25	315,000	310,708
Textron, Inc.	5.600	12-01-17	340,000	362,738
Textron, Inc.	7.250	10-01-19	225,000	258,216
Airlines 2.4%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01-31-18	902,872	952,530
American Airlines 2013-1 Class A Pass Through Trust	4.000	07-15-25	180,087	181,888
American Airlines 2013-2 Class A Pass Through Trust	4.950	01-15-23	433,915	462,662
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	1,004,275	971,134

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
American Airlines 2015-1 Class B Pass Through Trust	3.700	05-01-23	$882,350	$860,292
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24	743,203	778,506
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	06-20-20	178,939	186,097
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01-02-18	131,932	136,127
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	09-15-17	33,882	34,814
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	02-02-19	226,258	242,096
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	04-19-22	407,047	451,822
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	498,912	568,760
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22	406,784	468,054
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07-02-18	91,703	98,810
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	04-15-19	161,677	172,590
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	11-01-19	271,518	303,088
UAL 2009-2A Pass Through Trust	9.750	01-15-17	278,031	294,712
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	600,000	607,500
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	765,000	765,000
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	368,932	412,835
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	323,890	359,518
Building products 0.1%
Owens Corning	4.200	12-15-22	555,000	559,787
Industrial conglomerates 0.1%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42	200,000	118,000
Odebrecht Finance, Ltd. (Q)(S)	7.500	01-04-16	120,000	77,400
Machinery 0.2%
Trinity Industries, Inc.	4.550	10-01-24	785,000	741,980
Road and rail 0.5%
Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	348,122
Penske Truck Leasing Company LP (S)	3.375	02-01-22	980,000	957,874
Ryder System, Inc.	3.500	06-01-17	500,000	511,920
Trading companies and distributors 0.4%
Air Lease Corp.	3.375	01-15-19	520,000	526,500
Air Lease Corp.	3.875	04-01-21	355,000	358,550
Air Lease Corp.	4.750	03-01-20	195,000	205,604
Air Lease Corp.	5.625	04-01-17	320,000	333,600
International Lease Finance Corp. (S)	7.125	09-01-18	350,000	384,125

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       20

	Rate (%)	Maturity date	Par value^	Value
Information technology 0.3%				$1,294,964
IT services 0.3%
Fidelity National Information Services, Inc.	5.000	10-15-25	$485,000	502,688
Fiserv, Inc.	3.850	06-01-25	785,000	792,276
Materials 0.5%				1,887,210
Chemicals 0.3%
Braskem Finance, Ltd. (S)	7.000	05-07-20	555,000	573,093
Incitec Pivot Finance LLC (S)	6.000	12-10-19	455,000	496,490
Metals and mining 0.2%
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17	630,000	606,052
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	210,000	211,575
Telecommunication services 1.2%				4,575,988
Diversified telecommunication services 0.7%
AT&T, Inc.	4.750	05-15-46	390,000	365,976
BellSouth Telecommunications LLC	6.300	12-15-15	32,005	32,053
Qwest Corp.	6.750	12-01-21	595,000	623,953
Telecom Italia Capital SA	7.200	07-18-36	220,000	226,600
Verizon Communications, Inc.	4.400	11-01-34	425,000	403,096
Verizon Communications, Inc.	5.012	08-21-54	364,000	345,002
Verizon Communications, Inc.	6.550	09-15-43	469,000	566,430
Wireless telecommunication services 0.5%
CC Holdings GS V LLC	3.849	04-15-23	530,000	524,480
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	225,000	209,250
SBA Tower Trust (S)	2.933	12-15-17	320,000	322,745
SBA Tower Trust (S)	3.598	04-15-18	575,000	574,931
SBA Tower Trust (S)	5.101	04-17-17	375,000	381,472
Utilities 1.2%				4,512,921
Electric utilities 1.0%
Beaver Valley II Funding Corp.	9.000	06-01-17	40,000	42,800
Commonwealth Edison Company	2.150	01-15-19	245,000	244,531
Electricite de France SA (S)	3.625	10-13-25	435,000	430,686
Electricite de France SA (5.250% to 1-29-23, then 10 Year Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	660,000	637,725
Empresa Electrica Angamos SA (S)	4.875	05-25-29	350,000	315,190
FPL Energy National Wind LLC (S)	5.608	03-10-24	42,615	42,615
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	395,000	440,216
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	290,000	287,121
Oncor Electric Delivery Company LLC	2.950	04-01-25	445,000	420,416
Oncor Electric Delivery Company LLC	5.000	09-30-17	300,000	317,119
PNPP II Funding Corp.	9.120	05-30-16	5,000	5,102
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	260,000	288,600
W3A Funding Corp.	8.090	01-02-17	373,770	373,169

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       21

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 0.1%
Constellation Energy Group, Inc.	5.150	12-01-20	$265,000	$289,026
Multi-utilities 0.1%
CenterPoint Energy Resources Corp.	6.125	11-01-17	351,000	378,605
Municipal bonds 0.2%				$616,772
(Cost $618,866)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	618,907	616,772
Collateralized mortgage obligations 9.9%				$38,492,865
(Cost $37,392,573)
Commercial and residential 8.7%				33,715,417
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.801	08-25-35	208,068	200,199
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	575,000	652,759
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.110	12-13-29	606,000	591,349
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.797	09-15-26	305,000	301,537
Series 2014-ICTS, Class D (P) (S)	2.097	06-15-28	270,000	267,778
BBCMS Trust Series 2015, Class C (P) (S)	2.197	02-15-28	250,000	246,952
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.921	01-25-35	623,598	608,280
Series 2004-12, Class A3 (P)	0.921	01-25-35	261,640	253,625
Series 2005-5, Class 1A4 (P)	0.781	07-25-35	387,538	368,725
Series 2005-7, Class 11A1 (P)	0.761	08-25-35	529,430	504,627
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	224,083	227,651
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.697	08-15-29	725,000	710,690
BWAY Mortgage Trust Series 2015-1740, Class D (P) (S)	3.787	01-13-35	420,000	399,938
BXHTL Mortgage Trust
Series 2015-JRWZ, Class DR1 (P) (S)	3.229	05-15-29	705,000	693,649
Series 2015-JWRZ, Class GL1 (P) (S)	2.850	05-15-29	705,000	699,319
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.197	12-15-27	700,000	694,566
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank)
Series 2013-CR8, Class XA IO	0.825	06-10-46	5,213,619	160,150
Series 2015-CR27, Class B (P)	4.510	10-10-48	310,000	323,357
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.274	10-15-45	6,781,291	640,557
Series 2012-LC4, Class B (P)	4.934	12-10-44	290,000	320,032
Series 2013-300P, Class D (P) (S)	4.540	08-10-30	510,000	513,970

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       22

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2013-CR11, Class B (P)	5.331	10-10-46	$955,000	$1,065,248
Series 2013-CR13, Class C (P)	4.911	12-10-23	395,000	406,901
Series 2013-CR6, Class XA IO	1.643	03-10-46	4,384,467	236,068
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	450,000	497,136
Series 2014-FL4, Class D (P) (S)	2.646	07-13-31	760,000	749,886
Series 2014-TWC, Class D (P) (S)	2.447	02-13-32	465,000	459,378
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.345	08-13-27	720,000	701,222
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.993	08-15-45	3,911,870	342,838
Series 2014-CR15, Class XA IO	1.479	02-10-47	5,790,742	344,031
Series 2014-CR16, Class C (P)	5.069	04-10-47	570,000	581,651
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.347	04-15-27	835,000	824,666
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.491	06-25-34	393,065	373,136
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.333	12-05-31	75,794	75,615
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.495	12-15-19	760,000	736,666
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	3.697	05-15-34	850,000	842,002
GS Mortgage Securities Trust Series 2015-590M, Class C (P) (S)	3.805	10-10-35	665,000	663,417
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.376	08-19-45	1,172,692	83,018
Series 2005-2, Class X IO	2.171	05-19-35	4,713,865	356,396
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.201	07-15-29	490,000	483,947
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	740,000	739,271
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	3.864	08-05-34	420,000	420,003
Impac Mortgage Holdings, Inc. Series 2004-4, Class M2 (P)	1.031	02-25-35	405,000	370,174
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.160	10-25-36	3,475,808	317,235
Series 2005-AR18, Class 2X IO	1.877	10-25-36	4,296,449	175,970
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.832	04-15-47	840,000	843,548
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	2,845,000	232,532
Series 2014-FBLU, Class C (P) (S)	2.197	12-15-28	780,000	780,077
Series 2014-FBLU, Class D (P) (S)	2.797	12-15-28	560,000	560,009
Series 2014-FL5, Class C (P) (S)	2.297	07-15-31	260,000	258,921

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-PHH, Class C (P) (S)	2.297	08-15-27	$700,000	$705,695
Series 2015-MAR7, Class C (S)	4.490	06-05-32	580,000	581,078
Series 2015-SG, Class B (P) (S)	2.947	07-15-36	530,000	530,959
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class C (P)	4.321	02-15-46	297,000	298,919
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.438	09-09-32	1,200,000	1,227,850
Series 2015, Class XLF1 C (P) (S)	2.397	08-14-31	560,000	556,504
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.551	05-25-35	295,030	275,436
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
Series 2005-2, Class M2 (P)	0.671	04-25-35	505,000	459,701
Series 2005-3, Class APT (P)	0.511	07-25-35	537,683	523,956
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.646	03-25-44	433,184	423,555
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.963	10-10-36	355,000	347,689
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	320,000	342,457
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.874	05-10-63	4,381,632	285,150
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.079	12-13-29	657,000	667,347
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.800	03-18-28	990,000	974,670
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	128,110
Series 2015-LC22, Class B (P)	4.690	09-15-58	425,000	444,465
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.332	11-15-45	6,062,388	573,301
Series 2013-C15, Class B (P)	4.630	08-15-46	130,000	137,062
Series 2013-C16, Class B (P)	5.148	09-15-46	245,000	267,186
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.768	11-15-29	64,274	63,655
U.S. Government Agency 1.2%				4,777,448
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.071	10-25-27	430,000	425,139
Series 288, Class IO	3.000	10-15-27	2,075,947	216,621
Series 290, Class IO	3.500	11-15-32	2,406,149	405,958
Series 3833, Class LI IO	1.845	10-15-40	1,525,013	102,359
Series 4136, Class IH IO	3.500	09-15-27	1,598,585	179,630
Series K017, Class X1 IO	1.568	12-25-21	2,395,872	162,628
Series K018, Class X1 IO	1.557	01-25-22	2,752,064	188,962
Series K021, Class X1 IO	1.627	06-25-22	655,992	51,846
Series K022, Class X1 IO	1.415	07-25-22	12,618,724	860,276

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       24

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K038, Class X1 IO	1.351	03-25-24	$9,331,946	$730,654
Series K048, Class X1 IO	0.381	06-25-25	6,701,303	141,922
Series K707, Class X1 IO	1.677	12-25-18	1,895,663	76,101
Series K709, Class X1 IO	1.660	03-25-19	2,545,124	109,934
Series K710, Class X1 IO	1.903	05-25-19	3,873,177	199,070
Series K711, Class X1 IO	1.823	07-25-19	6,958,190	352,907
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	1,939,994	216,430
Series 2012-137, Class WI IO	3.500	12-25-32	1,455,606	254,847
Government National Mortgage Association Series 2012-114, Class IO	0.931	01-16-53	1,413,357	102,164
Asset backed securities 16.3%				$63,220,681
(Cost $63,198,949)
Asset Backed Securities 16.3%				63,220,681
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.896	05-25-35	229,966	221,147
Aegis Asset Backed Securities Trust Series 2005-1, Class M3 (P)	0.771	03-25-35	815,000	769,452
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,006,000	1,006,133
Series 2015-1, Class A4	1.750	05-15-20	710,000	709,301
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07-15-19	580,000	582,057
Series 2015-3, Class A	1.630	05-15-20	1,000,000	994,107
American Express Credit Account Master Trust
Series 2014-3, Class A	1.490	04-15-20	1,044,000	1,047,469
Series 2014-4, Class A	1.430	06-15-20	1,080,000	1,081,957
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1 (P)	0.631	01-25-36	795,000	748,277
Series 2005-R3, Class M2 (P)	0.691	05-25-35	450,000	426,513
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,465,000	1,494,633
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	900,000	901,896
Argent Securities, Inc. Series 2004-W6, Class M1 (P)	1.046	05-25-34	140,833	134,192
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	1,545,000	1,540,959
Bank of the West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	750,000	747,356
Series 2015-1, Class A4 (S)	1.660	09-15-20	725,000	720,891
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.461	07-25-36	421,775	396,893
Cabela's Credit Card Master Note Trust
Series 2013-2A, Class A1 (S)	2.170	08-16-21	275,000	278,490

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       25

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Series 2015-1A, Class A1	2.260	03-15-23	$95,000	$95,202
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	740,000	741,415
Series 2015-2, Class A4	1.750	01-15-21	715,000	707,277
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7	5.750	07-15-20	305,000	328,505
Series 2014-A5, Class A	1.480	07-15-20	1,595,000	1,598,596
Series 2015-A5, Class A5	1.600	05-17-21	1,005,000	1,005,790
CarMax Auto Owner Trust
Series 2014-3, Class A3	1.160	06-17-19	985,000	983,859
Series 2015-2, Class A4	1.800	03-15-21	410,000	408,642
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	746,000	746,517
Series 2014-A7, Class A	1.380	11-15-19	1,125,000	1,124,871
Series 2015, Class A2A	1.590	02-18-20	1,116,000	1,119,072
Series 2015-A5, Class A	1.360	04-15-20	1,625,000	1,618,472
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A4 (S)	1.760	12-16-19	665,000	663,213
Series 2015-AA, Class A4 (S)	1.550	02-18-20	1,260,000	1,253,545
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	585,000	629,025
Series 2014-A8, Class A8	1.730	04-09-20	1,150,000	1,155,244
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,087,625	1,103,252
CNH Equipment Trust Series 2015-C, Class A3	1.660	11-16-20	1,075,000	1,076,243
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B	5.613	02-25-35	360,444	365,165
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.691	05-25-36	605,907	592,184
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.641	07-25-35	230,000	222,605
CSMC Trust Series 2006-CF2, Class M2 (P) (S)	0.741	05-25-36	1,340,000	1,254,859
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,136,413	1,141,109
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	1,520,000	1,521,423
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	650,000	637,556
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.911	11-25-35	525,000	512,901
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	540,000	540,931
Series 2015-A, Class A4	1.640	06-15-20	490,000	490,209

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       26

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Series 2015-B, Class A4	1.580	08-15-20	$435,000	$433,731
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	960,000	956,774
Series 2014-4, Class A1	1.400	08-15-19	1,200,000	1,196,961
Series 2015-1, Class A1	1.420	01-15-20	1,025,000	1,020,710
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	185,000	186,031
GM Financial Automobile Leasing Trust
Series 2015-1, Class A4	1.730	06-20-19	230,000	229,250
Series 2015-2, Class A4	1.850	07-22-19	784,000	781,240
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	490,000	486,404
GSAA Trust Series 2005-10, Class M3 (P)	0.771	06-25-35	605,000	582,141
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	1,215,000	1,213,414
Series 2015-1, Class A4	1.320	11-16-20	565,000	562,523
Series 2015-2, Class A4	1.470	08-23-21	635,000	632,033
Series 2015-3, Class A4	1.560	10-18-21	725,000	723,283
Huntington Auto Trust Series 2015-1, Class A4	1.640	06-15-21	395,000	392,388
Hyundai Auto Receivables Trust Series 2015-A, Class A4	1.370	07-15-20	530,000	526,482
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	765,000	764,180
Series 2015, Class AA4	1.650	12-15-21	310,000	309,880
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	0.971	09-25-35	152,899	144,717
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	135,555	134,733
Series 2015-1A, Class A (S)	2.520	12-20-32	478,452	475,512
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.896	03-25-35	855,000	792,178
Series 2005-2, Class M2 (P)	0.671	06-25-35	845,000	800,617
Nissan Auto Receivables Owner Trust Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,277,901
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,080,000	1,075,121
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	564,000	563,581
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4	4.934	08-25-35	420,000	421,717
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	300,781	301,702
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	383,471	393,228

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       27

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.661	11-25-35	$365,000	$344,910
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.521	12-25-36	910,000	884,134
SunTrust Auto Receivables Trust Series 2015-1, Class A4 (S)	1.780	01-15-21	740,000	737,035
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	226,875	226,769
Toyota Auto Receivables Owner Trust
Series 2014-C, Class A4	1.440	04-15-20	402,000	402,354
Series 2015-B, Class A4	1.740	09-15-20	610,000	612,825
USAA Auto Owner Trust Series 2015-1, Class A4	1.540	11-16-20	500,000	498,830
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	445,000	439,809
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	1,295,000	1,301,082
Westgate Resorts LLC
Series 2012-3A, Class B (S)	4.500	03-20-25	152,293	153,054
Series 2013-1A, Class B (S)	3.750	08-20-25	83,831	84,491
Series 2014-1A, Class A (S)	2.150	12-20-26	859,419	849,750
Series 2014-1A, Class B (S)	3.250	12-20-26	380,454	376,954
Series 2015-1A, Class A (S)	2.750	05-20-27	375,127	372,155
Series 2015-2A, Class B (S)	4.000	07-20-28	625,000	624,023
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	495,000	494,669
Capital preferred securities 0.7%				$2,536,043
(Cost $2,477,424)
Financials 0.7%				2,536,043
Capital markets 0.2%
State Street Capital Trust IV (P)	1.337	06-15-37	695,000	562,950
Insurance 0.5%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37	95,000	118,275
MetLife Capital Trust X (9.250% to 4-8-33, then 3 month LIBOR + 5.540%) (S)	9.250	04-08-38	450,000	627,750
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	845,000	852,943
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-37	365,000	374,125

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       28

		Shares	Value
Preferred securities 0.2%			$866,767
(Cost $879,263)
Financials 0.1%			481,185
Banks 0.1%
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)		10,135	286,212
Wells Fargo & Company, Series L, 7.500%		167	194,973
Utilities 0.1%			385,582
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%		7,960	385,582
	Yield (%)	Shares	Value
Securities lending collateral 0.6%			$2,223,006
(Cost $2,223,020)
John Hancock Collateral Trust (W)	0.1456(Y)	222,181	2,223,006
		Par value	Value
Short-term investments 1.7%			$6,627,000
(Cost $6,627,000)
Repurchase agreement 1.7%			6,627,000
Barclays Tri-Party Repurchase Agreement dated 11-30-15 at 0.100% to be repurchased at $6,446,018 on 12-1-15, collateralized by $4,903,400 U.S. Treasury Notes, 1.500% - 2.250% due 5-31-19 to 11-15-24 (valued at $4,927,075, including interest) and $1,831,900 U.S. Treasury Inflation Indexed Bonds, 0.750% due 2-15-45 (valued at $1,647,918, including interest)		$6,446,000	6,446,000
Repurchase Agreement with State Street Corp. dated 11-30-15 at 0.000% to be repurchased at $181,000 on 12-1-15, collateralized by $185,000 U.S. Treasury Notes, 1.500% due 12-31-18 (valued at $187,313, including interest)		181,000	181,000
Total investments (Cost $385,148,425)† 99.7%			$386,468,653
Other assets and liabilities, net 0.3%			$1,219,345
Total net assets 100.0%			$387,687,998

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SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       29

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(L)	A portion of this security is on loan as of 11-30-15.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $76,033,166 or 19.6% of the fund's net assets as of 11-30-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 11-30-15.
†	At 11-30-15 the aggregate cost of investment securities for federal income tax purposes was $386,830,723. Net unrealized depreciation aggregated $362,070, of which $4,337,678 related to appreciated investment securities and $4,699,748 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       30

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-15 (unaudited)

Assets
Investments in unaffiliated issuers, at value (Cost $382,925,405) including $2,176,056 of securities loaned	$384,245,647
Investments in affiliated issuers, at value (Cost $2,223,020)	2,223,006
Total investments, at value (Cost $385,148,425)	386,468,653
Cash	140,977
Receivable for investments sold	969,552
Receivable for fund shares sold	1,157,556
Dividends and interest receivable	2,574,604
Receivable for securities lending income	760
Other receivables and prepaid expenses	92,433
Total assets	391,404,535
Liabilities
Payable for investments purchased	610,398
Payable for fund shares repurchased	704,196
Payable upon return of securities loaned	2,223,035
Distributions payable	59,417
Payable to affiliates
Accounting and legal services fees	3,432
Transfer agent fees	40,978
Distribution and service fees	30,271
Trustees' fees	800
Other liabilities and accrued expenses	44,010
Total liabilities	3,716,537
Net assets	$387,687,998
Net assets consist of
Paid-in capital	$388,662,625
Accumulated distributions in excess of net investment income	(830,204)
Accumulated net realized gain (loss) on investments	(1,464,651)
Net unrealized appreciation (depreciation) on investments	1,320,228
Net assets	$387,687,998

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SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       31

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($319,894,098 ÷ 30,708,450 shares)[1]	$10.42
Class B ($6,383,328 ÷ 612,688 shares)[1]	$10.42
Class C ($31,064,104 ÷ 2,981,546 shares)[1]	$10.42
Class I ($29,993,731 ÷ 2,878,723 shares)	$10.42
Class R2 ($154,497 ÷ 14,834 shares)	$10.42
Class R4 ($97,621 ÷ 9,372 shares)	$10.42
Class R6 ($100,619 ÷ 9,660 shares)	$10.42
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.85

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       32

STATEMENT OF OPERATIONS   For the six months ended 11-30-15 (unaudited)

Investment income
Interest	$5,394,934
Dividends	31,160
Securities lending	2,301
Total investment income	5,428,395
Expenses
Investment management fees	711,998
Distribution and service fees	545,063
Accounting and legal services fees	32,695
Transfer agent fees	226,236
Trustees' fees	2,916
State registration fees	48,100
Printing and postage	19,392
Professional fees	31,330
Custodian fees	20,522
Registration and filing fees	51,211
Other	7,400
Total expenses	1,696,863
Less expense reductions	(13,619)
Net expenses	1,683,244
Net investment income	3,745,151
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(694,967)
Investments in affiliated issuers	(7)
(694,974)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(4,390,601)
Investments in affiliated issuers	(20)
(4,390,621)
Net realized and unrealized loss	(5,085,595)
Decrease in net assets from operations	($1,340,444)

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SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       33

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-15	Year ended 5-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$3,745,151	$5,901,843
Net realized gain (loss)	(694,974)	3,400,242
Change in net unrealized appreciation (depreciation)	(4,390,621)	(1,943,201)
Increase (decrease) in net assets resulting from operations	(1,340,444)	7,358,884
Distributions to shareholders
From net investment income
Class A	(3,864,060)	(6,565,654)
Class B	(62,105)	(159,427)
Class C	(279,555)	(543,303)
Class I	(404,166)	(527,294)
Class R2	(1,650)	(492)[1]
Class R4	(1,429)	(508)[1]
Class R6	(1,519)	(536)[1]
Total distributions	(4,614,484)	(7,797,214)
From fund share transactions	61,561,391	101,223,845
Total increase	55,606,463	100,785,515
Net assets
Beginning of period	332,081,535	231,296,020
End of period	$387,687,998	$332,081,535
Undistributed (accumulated distributions in excess of) net investment income	($830,204)	$39,129

1	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       34

Financial highlights

Class A Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.60		$10.60	$10.73	$10.62	$10.48	$10.01
Net investment income[2]	0.13		0.23	0.27	0.28	0.34	0.39
Net realized and unrealized gain (loss) on investments	(0.17)		0.08	0.03 [3]	0.22	0.22	0.52
Total from investment operations	(0.04)		0.31	0.30	0.50	0.56	0.91
Less distributions
From net investment income	(0.14)		(0.31)	(0.35)	(0.37)	(0.41)	(0.44)
From net realized gain	—		—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.14)		(0.31)	(0.43)	(0.39)	(0.42)	(0.44)
Net asset value, end of period	$10.42		$10.60	$10.60	$10.73	$10.62	$10.48
Total return (%)[4,5]	(0.39	) [6]	2.95	2.89	4.80	5.45	9.29
Ratios and supplemental data
Net assets, end of period (in millions)	$320		$270	$191	$183	$150	$123
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	[7]	0.88	0.93	0.96	1.00	0.97
Expenses including reductions	0.89	[7]	0.88	0.92	0.96	0.98	0.96
Net investment income	2.43	[7]	2.21	2.60	2.62	3.29	3.82
Portfolio turnover (%)	37		69	73	70	85	105

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       35

Class B Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.60		$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[2]	0.09		0.16	0.19	0.20	0.26	0.32
Net realized and unrealized gain (loss) on investments	(0.17)		0.06	0.04 [3]	0.22	0.22	0.52
Total from investment operations	(0.08)		0.22	0.23	0.42	0.48	0.84
Less distributions
From net investment income	(0.10)		(0.23)	(0.27)	(0.29)	(0.33)	(0.37)
From net realized gain	—		—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.10)		(0.23)	(0.35)	(0.31)	(0.34)	(0.37)
Net asset value, end of period	$10.42		$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[4,5]	(0.76	) [6]	2.08	2.22	4.02	4.66	8.48
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$7	$8	$12	$10	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	[7]	1.64	1.68	1.71	1.75	1.72
Expenses including reductions	1.64	[7]	1.63	1.67	1.71	1.73	1.71
Net investment income	1.70	[7]	1.48	1.85	1.88	2.53	3.07
Portfolio turnover (%)	37		69	73	70	85	105

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       36

Class C Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.60		$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[2]	0.09		0.16	0.19	0.20	0.27	0.31
Net realized and unrealized gain (loss) on investments	(0.17)		0.06	0.04 [3]	0.22	0.21	0.53
Total from investment operations	(0.08)		0.22	0.23	0.42	0.48	0.84
Less distributions
From net investment income	(0.10)		(0.23)	(0.27)	(0.29)	(0.33)	(0.37)
From net realized gain	—		—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.10)		(0.23)	(0.35)	(0.31)	(0.34)	(0.37)
Net asset value, end of period	$10.42		$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[4,5]	(0.76	) [6]	2.08	2.22	4.02	4.67	8.48
Ratios and supplemental data
Net assets, end of period (in millions)	$31		$29	$23	$34	$34	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	[7]	1.63	1.68	1.71	1.75	1.72
Expenses including reductions	1.64	[7]	1.63	1.67	1.71	1.73	1.71
Net investment income	1.68	[7]	1.46	1.85	1.88	2.54	3.06
Portfolio turnover (%)	37		69	73	70	85	105

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       37

Class I Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.60		$10.61	$10.73	$10.62	$10.48	$10.01
Net investment income[2]	0.14		0.26	0.30	0.32	0.38	0.43
Net realized and unrealized gain (loss) on investments	(0.17)		0.07	0.03 [3]	0.22	0.21	0.52
Total from investment operations	(0.03)		0.33	0.33	0.54	0.59	0.95
Less distributions
From net investment income	(0.15)		(0.34)	(0.37)	(0.41)	(0.44)	(0.48)
From net realized gain	—		—	(0.08)	(0.02)	(0.01)	—
Total distributions	(0.15)		(0.34)	(0.45)	(0.43)	(0.45)	(0.48)
Net asset value, end of period	$10.42		$10.60	$10.61	$10.73	$10.62	$10.48
Total return (%)[4]	(0.26	) [5]	3.12	3.27	5.14	5.81	9.71
Ratios and supplemental data
Net assets, end of period (in millions)	$30		$26	$10	$14	$9	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.64	[6]	0.62	0.65	0.63	0.65	0.60
Expenses including reductions	0.63	[6]	0.61	0.65	0.63	0.64	0.57
Net investment income	2.70	[6]	2.45	2.87	2.93	3.62	4.18
Portfolio turnover (%)	37		69	73	70	85	105

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund/portfolio.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       38

Class R2 Shares Period ended	11-30-15	[1]	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.60		$10.67
Net investment income[3]	0.13		0.01
Net realized and unrealized loss on investments	(0.16)		(0.03)
Total from investment operations	(0.03)		(0.02)
Less distributions
From net investment income	(0.15)		(0.05)
Total distributions	(0.15)		(0.05)
Net asset value, end of period	$10.42		$10.60
Total return (%)[4]	(0.32	) [5]	(0.16	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.75	[7]
Expenses including reductions	0.81	[7]	0.75	[7]
Net investment income	2.52	[7]	0.79	[7]
Portfolio turnover (%)	37		69	[8]

1	Six months ended 11-30-15. Unaudited.
2	The inception date for Class R2 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

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SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       39

Class R4 Shares Period ended	11-30-15	[1]	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.60		$10.67
Net investment income[3]	0.14		0.02
Net realized and unrealized loss on investments	(0.17)		(0.04)
Total from investment operations	(0.03)		(0.02)
Less distributions
From net investment income	(0.15)		(0.05)
Total distributions	(0.15)		(0.05)
Net asset value, end of period	$10.42		$10.60
Total return (%)[4]	(0.26	) [5]	(0.15	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	[7]	0.75	[7]
Expenses including reductions	0.68	[7]	0.65	[7]
Net investment income	2.66	[7]	0.88	[7]
Portfolio turnover (%)	37		69	[8]

1	Six months ended 11-30-15. Unaudited.
2	The inception date for Class R4 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       40

Class R6 Shares Period ended	11-30-15	[1]	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$10.60		$10.67
Net investment income[3]	0.15		0.02
Net realized and unrealized loss on investments	(0.17)		(0.03)
Total from investment operations	(0.02)		(0.01)
Less distributions
From net investment income	(0.16)		(0.06)
Total distributions	(0.16)		(0.06)
Net asset value, end of period	$10.42		$10.60
Total return (%)[4]	(0.17	) [5]	(0.12	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.54	[7]	0.50	[7]
Expenses including reductions	0.51	[7]	0.48	[7]
Net investment income	2.81	[7]	1.05	[7]
Portfolio turnover (%)	37		64	[8]

1	Six months ended 11-30-15. Unaudited.
2	The inception date for Class R6 shares is 3-27-15.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       41

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2015, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral which are categorized as Level 1.

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Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of November 30, 2015, the fund loaned fixed income securities valued at $2,176,056 and received $2,223,035 of cash collateral.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security

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entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2015 were $819. For the six months ended November 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets(on an annual basis) attributable to Class R6 shares (the class expense waiver). The fee waiver and/or reimbursement expires on September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended November 30, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$11,119	Class R2	$4
Class B	249	Class R4	4
Class C	1,123	Class R6	12
Class I	1,059	Total	$13,570

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2015 were equivalent to a net annual effective rate of 0.39% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2015 amounted to an annual rate of 0.02% the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based

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upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $49 for Class R4 shares for the six months ended November 30, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,639,197 for the six months ended November 30, 2015. Of this amount, $240,543 was retained and used for printing prospectus, advertising, sales literature and other purposes, $1,396,150 was paid as sales commissions to broker-dealers and $2,504 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2015, CDSCs received by the Distributor amounted to $1,362, $6,473 and $4,549 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$365,000	$187,037
Class B	32,577	4,175
Class C	147,196	18,858
Class I	—	16,140
Class R2	167	10
Class R4	123	8
Class R6	—	8
Total	$545,063	$226,236

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2015 and for the year ended May 31, 2015 were as follows:

		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	7,120,494	$74,577,445	10,359,668	$110,086,267
Distributions reinvested	357,364	3,738,804	591,102	6,285,340
Repurchased	(2,270,765)	(23,779,393)	(3,455,894)	(36,722,026)
Net increase	5,207,093	$54,536,856	7,494,876	$79,649,581
Class B shares
Sold	38,693	$405,791	26,293	$279,165
Distributions reinvested	4,938	51,681	12,518	133,044
Repurchased	(60,939)	(637,871)	(165,932)	(1,764,111)
Net decrease	(17,308)	($180,399)	(127,121)	($1,351,902)
Class C shares
Sold	622,560	$6,517,461	1,020,403	$10,849,353
Distributions reinvested	23,628	247,277	44,084	468,768
Repurchased	(379,707)	(3,977,175)	(485,367)	(5,153,010)
Net increase	266,481	$2,787,563	579,120	$6,165,111
Class I shares
Sold	799,936	$8,388,567	1,894,302	$20,095,225
Distributions reinvested	22,728	237,864	32,946	350,454
Repurchased	(407,148)	(4,267,489)	(375,091)	(3,986,132)
Net increase	415,516	$4,358,942	1,552,157	$16,459,547
Class R2 shares[1]
Sold	5,292	$55,142	9,515	$101,508
Distributions reinvested	27	280	—	—
Net increase	5,319	$55,422	9,515	$101,508
Class R4 shares[1]
Sold	—	—	9,372	$100,000
Net increase	—	—	9,372	$100,000
Class R6 shares[1]
Sold	288	$3,007	9,372	$100,000
Distributions reinvested	—	—	—	—
Net increase	288	$3,007	9,372	$100,000
Total net increase	5,877,389	$61,561,391	9,527,291	$101,223,845

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 63%, 100% and 97% of shares of beneficial interest of Class R2, Class R4 and Class R6, respectively, on November 30, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $92,475,961 and $22,922,634, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. Treasury obligations aggregated $69,158,177 and $66,740,437, respectively, for the six months ended November 30, 2015.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Investment Grade Bond Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index and

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peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235807	55SA 11/15 1/16

John Hancock

Government Income Fund

Semiannual report 11/30/15

A message to shareholders

Dear shareholder,

Many bond indexes were down for the last six months, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve (Fed). Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices. Some clarity was achieved on December 16, when the Fed announced its first interest-rate increase in more than nine years.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2015. They are subject to change at any time. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
30	Continuation of investment advisory and subadvisory agreements
35	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15 (%)

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Government bonds delivered slight gains

U.S. Treasuries finished the period just above the break-even mark, while mortgage-backed securities performed better.

The fund's Class A shares outperformed its benchmark (excluding sales charges)

The fund's overweight position in mortgage-backed securities was the key factor in its small advantage versus the benchmark.

PORTFOLIO COMPOSITION AS OF 11/30/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months?

Government bonds generated a return of 0.10% during the six-month period, as measured by the fund's benchmark, the Barclays U.S. Government Bond Index. The flat return for the index reflects the numerous forces influencing the market, together with their impact on the various segments of the yield curve.

On the short end of the government curve, yields rose (as prices fell) during the course of the period. The two-year U.S. Treasury note closed November with a yield of 0.94%, well above its 0.61% level at the end of May. This increase largely reflected investors' expectation that the U.S. Federal Reserve (Fed) would begin to raise short-term interest rates from the near-zero levels where they have stood since the 2008 financial crisis. Although the market's expectations for Fed policy shifted widely throughout the course of the period, the market began to price in the growing likelihood of a rate hike during October and November. This expectation impacted market performance, leading to an increase in short-term yields in the final two months of the period. The Fed ultimately announced the rate increase on December 16, 2015.

In contrast, longer-term bond yields rose in a much more subdued manner. The five-year yield moved from 1.49% to 1.65%, while the 10-year note climbed from 2.12% to 2.21%. The 30-year bond also experienced a moderate increase, with its yield rising from 2.88% to 2.98%. The reason for these smaller moves is that longer-term issues tend to be affected more by economic conditions and inflation expectations than the path of Fed policy. At a time of modest growth and tame headline inflation, investors remained relatively comfortable holding longer-term debt.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"The primary reason for the fund's small advantage was our preference for mortgage-backed securities over U.S. Treasuries."

Mortgage-backed securities outperformed U.S. Treasuries during the period. In addition to gaining a performance advantage from their higher yields, mortgage-backed securities—which tend to benefit from a stable rate environment—were helped by the fact that longer-term Treasuries traded within a fairly tight range. Homeowners also refinanced their mortgages at a slower pace, creating somewhat more predictable cash flows for mortgage-backed securities—an attractive trait for fixed-income investors.

What elements of the fund's positioning helped and hurt performance during the period?

The fund closed the semiannual period with a small gain and finished slightly ahead of its

QUALITY COMPOSITION AS OF 11/30/15 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"... we believe government bonds remain a potential source of stability in an environment characterized by rising volatility for both stocks and the higher-risk segments of the fixed-income market."
benchmark. The primary reason for the fund's small advantage was our preference for mortgage-backed securities over U.S. Treasuries. This approach stemmed from our belief that mortgage-backed securities' higher yields offered a performance advantage over Treasuries in the low-yield environment. At the close of the period, the fund held a weighting of 61.3% in U.S. government agency securities, which compared to their zero-weighting in the benchmark. At the same time, the fund's weighting of 18.2% in U.S. government securities was well below their benchmark weighting of over 90.0%. At a time in which mortgage-backed securities outperformed, this aspect of the fund's positioning proved very helpful to performance.

The fund's duration and yield curve positioning also had a positive impact on performance. With regard to the former, the fund held a duration that was below that of the benchmark—meaning that the portfolio had a lower degree of interest rate sensitivity. This stance was based on our view that yields had already fallen so low that it was prudent to take a defensive posture to guard against a potential reversal in the market's direction. Given that yields indeed rose slightly, this proved to be a small positive for the fund's relative performance. In terms of the yield curve, the fund held a modest underweight in short-term bonds and a corresponding overweight in longer-term debt. This aspect of its positioning also aided performance since longer-term debt indeed delivered superior results.

How was the fund positioned at the end of the period?

The fund entered the period overweight in mortgages, underweight in shorter-term debt, and underweight to duration, and we maintained that positioning through the end of November. The fund also held a modest position in asset-backed securities and commercial mortgage-backed securities where we saw the opportunity to pick up extra yield without adding significantly to the fund's risk profile. Changes in the portfolio were generally the result of our efforts to capture value by shifting among individual securities.

The stability in the portfolio reflects the fact that our core outlook for the market remains intact. We believe the U.S. economy is on track to continue its recent history of growth in the 2% range, with

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

limited odds of either a recession or a meaningful acceleration. In addition, inflation remains well-contained by low commodity prices and the strength of the U.S. dollar. A key variable for the markets is the speculation regarding the extent and timing of additional Fed rate hikes. However, the backdrop of slow growth, low inflation, and continued accommodation by foreign central banks indicates that the path of additional interest-rate increases is likely to be gradual in nature. Taken together, we believe these factors argue for a continuation of the strategy we have employed during the past year. More generally speaking, we believe government bonds remain a potential source of stability in an environment characterized by rising volatility for both stocks and the higher-risk segments of the fixed-income market.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-15	as of 11-30-15
Class A	-3.24	1.72	3.63	-3.88	8.93	42.82	1.65	1.53
Class B	-5.03	1.39	3.41	-5.32	7.13	39.86	0.96	0.86
Class C	-1.10	1.76	3.27	-1.37	9.11	37.93	0.96	0.86
Index†	1.16	2.47	4.22	0.10	12.97	51.14	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	1.09	1.84	1.84
Net (%)	0.98	1.75	1.75

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Government Bond Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B2	11-30-05	13,986	13,986	15,114
Class C2	11-30-05	13,793	13,793	15,114

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,001.10	$4.90	0.98%
Class B	1,000.00	996.20	8.73	1.75%
Class C	1,000.00	996.20	8.73	1.75%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.10	$4.95	0.98%
Class B	1,000.00	1,016.30	8.82	1.75%
Class C	1,000.00	1,016.30	8.82	1.75%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       11

Fund's investments

As of 11-30-15 (unaudited)
	Rate (%)	Maturity date	Par value	Value
U.S. Government and Agency obligations 79.5%				$229,710,085
(Cost $228,715,127)
U.S. Government 18.2%				52,538,508
U.S. Treasury
Bond	2.500	02-15-45	$10,849,000	9,786,981
Bond	2.750	11-15-42	9,800,000	9,378,904
Note	0.875	07-15-18	2,900,000	2,880,063
Note	0.875	10-15-18	3,150,000	3,119,855
Note	1.375	09-30-18	13,860,000	13,932,003
Note	1.375	09-30-20	4,000,000	3,947,812
Note	1.500	05-31-20	5,000,000	4,978,125
Note	2.250	11-15-25	4,500,000	4,514,765
U.S. Government Agency 61.3%				177,171,577
Federal Farm Credit Bank
Bond	1.740	03-11-20	2,130,000	2,130,398
Bond	2.350	03-14-22	675,000	671,669
Federal Home Loan Bank
Bond	2.900	09-05-25	209,524	208,089
Bond	3.250	06-21-27	290,909	290,996
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.149	05-01-43	4,522,220	4,580,561
30 Yr Pass Thru (P)	2.589	07-01-44	7,729,005	7,930,245
30 Yr Pass Thru (P)	2.605	06-01-44	3,478,518	3,570,170
30 Yr Pass Thru (P)	2.986	03-01-44	664,662	686,014
30 Yr Pass Thru	3.000	04-01-43	1,616,536	1,630,747
30 Yr Pass Thru	3.500	12-01-44	5,425,622	5,635,528
30 Yr Pass Thru	4.000	12-01-40	1,371,183	1,457,083
30 Yr Pass Thru	4.000	01-01-41	3,335,092	3,544,025
30 Yr Pass Thru	4.000	11-01-43	2,012,531	2,149,930
30 Yr Pass Thru	5.500	04-01-38	1,134,469	1,269,379
30 Yr Pass Thru	5.500	12-01-38	984,509	1,101,586
Note	1.250	05-25-18	3,000,000	2,998,110
Federal National Mortgage Association
15 Yr Pass Thru	3.500	03-01-26	3,846,853	4,054,547
15 Yr Pass Thru	3.500	07-01-26	1,974,381	2,080,362
15 Yr Pass Thru	4.000	02-01-26	5,874,509	6,243,791
30 Yr Pass Thru (P)	2.914	01-01-44	1,190,556	1,228,499
30 Yr Pass Thru (P)	2.918	03-01-44	654,593	675,737
30 Yr Pass Thru	3.000	12-01-42	6,991,212	7,057,042
30 Yr Pass Thru	3.500	01-01-43	3,429,176	3,562,111
30 Yr Pass Thru	3.500	07-01-43	3,329,317	3,463,583
30 Yr Pass Thru	3.500	03-01-44	1,600,491	1,666,037

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       12

	Rate (%)	Maturity date	Par value	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	10-01-44	$4,041,247	$4,201,698
30 Yr Pass Thru	3.500	01-01-45	6,900,937	7,183,555
30 Yr Pass Thru	3.500	04-01-45	11,461,533	11,898,688
30 Yr Pass Thru	4.000	12-01-40	6,437,847	6,876,508
30 Yr Pass Thru	4.000	09-01-41	7,515,339	8,029,913
30 Yr Pass Thru	4.000	10-01-41	2,852,191	3,040,119
30 Yr Pass Thru	4.000	01-01-42	1,358,073	1,447,556
30 Yr Pass Thru	4.000	07-01-42	3,521,764	3,754,360
30 Yr Pass Thru	4.000	11-01-43	5,764,597	6,162,435
30 Yr Pass Thru	4.000	12-01-43	3,532,559	3,762,556
30 Yr Pass Thru	4.500	08-01-40	3,345,749	3,626,091
30 Yr Pass Thru	4.500	06-01-41	5,658,585	6,169,855
30 Yr Pass Thru	4.500	07-01-41	4,748,851	5,177,923
30 Yr Pass Thru	4.500	11-01-41	1,039,969	1,127,758
30 Yr Pass Thru	4.500	02-01-42	4,561,479	4,943,687
30 Yr Pass Thru	5.000	04-01-35	415,904	461,778
30 Yr Pass Thru	5.000	09-01-40	1,733,775	1,917,694
30 Yr Pass Thru	5.000	04-01-41	1,886,564	2,109,389
30 Yr Pass Thru	5.500	09-01-34	1,304,365	1,471,569
30 Yr Pass Thru	5.500	03-01-36	1,874,685	2,118,271
30 Yr Pass Thru	5.500	04-01-36	1,248,929	1,408,085
30 Yr Pass Thru	5.500	08-01-37	1,580,268	1,781,017
30 Yr Pass Thru	5.500	06-01-38	1,046,387	1,171,230
30 Yr Pass Thru	6.000	06-01-40	1,258,507	1,422,216
30 Yr Pass Thru	6.500	06-01-39	468,361	538,218
Note	1.570	01-09-20	5,700,000	5,654,696
Note	1.600	01-30-20	8,250,000	8,228,484
Note	2.500	03-27-23	1,600,000	1,599,989
Foreign government obligations 0.7%				$2,030,428
(Cost $2,000,000)
Jordan 0.7%				2,030,428
Hashemite Kingdom of Jordan	2.578	06-30-22	2,000,000	2,030,428
Corporate bonds 0.4%				$1,310,706
(Cost $1,242,603)
Financials 0.3%				835,763
Crown Castle Towers LLC (S)	6.113	01-15-20	760,000	835,763
Telecommunication services 0.1%				474,943
SBA Tower Trust (S)	3.598	04-15-18	475,000	474,943

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       13

	Rate (%)	Maturity date	Par value	Value
Collateralized mortgage obligations 14.4%				$41,698,835
(Cost $38,858,662)
Commercial and residential 4.5%				13,177,104
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.801	08-25-35	$275,964	265,528
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	2.797	09-15-26	380,000	375,685
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	0.781	07-25-35	426,728	406,012
Series 2005-7, Class 11A1 (P)	0.761	08-25-35	690,005	657,680
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1	5.750	10-25-34	358,658	364,369
Commercial Mortgage Trust (Deutsche Bank)
Series 2013-CR11, Class B (P)	5.331	10-10-46	940,000	1,048,517
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	595,000	657,324
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.993	08-15-45	4,606,588	403,724
Series 2014-CR16, Class C (P)	5.069	04-10-47	590,000	602,060
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.376	08-19-45	3,378,617	239,182
Series 2005-2, Class X IO	2.171	05-19-35	10,996,255	831,381
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	505,000	504,503
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.160	10-25-36	10,991,629	1,003,201
Series 2005-AR18, Class 2X IO	1.877	10-25-36	10,109,855	414,069
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.582	07-05-32	5,077,500	415,001
Series 2014-FBLU, Class C (P) (S)	2.197	12-15-28	1,120,000	1,120,111
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.321	11-25-34	555,000	536,783
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.905	08-25-34	595,752	589,397
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.551	05-25-35	454,018	423,865
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	555,000	593,949
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.079	12-13-29	690,000	700,867
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (P) (S)	2.800	03-18-28	1,040,000	1,023,896
U.S. Government Agency 9.9%				28,521,731
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	3,223,287	336,343
Series 290, Class IO	3.500	11-15-32	3,881,394	654,857
Series 3833, Class LI IO	1.845	10-15-40	3,651,254	245,073
Series 4136, Class IH IO	3.500	09-15-27	2,457,526	276,148

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       14

	Rate (%)	Maturity date	Par value	Value
U.S. Government Agency (continued)
Series K017, Class X1 IO	1.568	12-25-21	$3,739,085	$253,803
Series K018, Class X1 IO	1.557	01-25-22	3,763,991	258,444
Series K022, Class X1 IO	1.415	07-25-22	9,862,466	672,370
Series K026, Class X1 IO	1.166	11-25-22	4,611,208	267,537
Series K038, Class X1 IO	1.351	03-25-24	7,291,663	570,908
Series K048, Class X1 IO	0.381	06-25-25	5,232,113	110,807
Series K049, Class A2	3.010	07-25-25	3,000,000	3,044,204
Series K050, Class X1 IO	0.334	08-25-25	74,000,000	2,009,144
Series K706, Class X1 IO	1.708	10-25-18	9,433,442	370,815
Series K707, Class X1 IO	1.677	12-25-18	3,247,647	130,376
Series K709, Class X1 IO	1.660	03-25-19	4,572,596	197,508
Series K710, Class X1 IO	1.903	05-25-19	3,771,759	193,857
Series K711, Class X1 IO	1.823	07-25-19	11,000,938	557,948
Series K715, Class X1 IO	1.301	01-25-21	39,283,659	1,949,004
Series K720, Class X1 IO	0.545	08-25-22	50,000,000	1,507,495
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	774,562	832,232
Series 2012-137, Class QI IO	3.000	12-25-27	2,964,756	330,754
Series 2012-137, Class WI IO	3.500	12-25-32	2,308,346	404,144
Series 2013-130, Class AG	4.000	10-25-43	6,460,572	6,867,515
Series 2014-28, Class BD	3.500	08-25-43	4,247,134	4,476,283
Series 2015-M13, Class A2 (P)	2.800	06-25-25	1,500,000	1,491,565
Government National Mortgage Association
Series 2012-114, Class IO	0.931	01-16-53	2,355,595	170,273
Series 2013-6, Class AI IO	3.500	08-20-39	2,392,354	342,324
Asset backed securities 2.0%				$5,787,944
(Cost $5,567,497)
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.691	05-25-35	645,000	611,336
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.461	07-25-36	710,476	668,563
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	6.265	06-25-37	178,128	183,943
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.691	05-25-36	703,922	687,978
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.641	07-25-35	270,000	261,318
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.911	11-25-35	805,000	786,448
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	0.896	03-25-35	887,000	821,827
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.371	09-25-36	680,443	630,298
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.661	11-25-35	425,000	401,608

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       15

	Rate (%)	Maturity date	Par value	Value
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.693	02-25-35	$429,944	$413,025
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	321,750	321,600
			Par value	Value
Short-term investments 2.5%				$7,171,000
(Cost $7,171,000)
Repurchase agreement 2.5%				7,171,000
Barclays Tri-Party Repurchase Agreement dated 11-30-15 at 0.100% to be repurchased at $6,888,019 on 12-1-15, collateralized by $6,995,500 U.S. Treasury Notes, 1.500% due 5-31-19 (valued at $7,025,860, including interest)			6,888,000	6,888,000
Repurchase Agreement with State Street Corp. dated 11-30-15 at 0.000% to be repurchased at $283,000 on 12-1-15, collateralized by $290,000 U.S. Treasury Notes, 1.500% due 12-31-18 (valued at $293,625, including interest)			283,000	283,000
Total investments (Cost $283,554,889)† 99.5%				$287,708,998
Other assets and liabilities, net 0.5%				$1,331,916
Total net assets 100.0%				$289,040,914

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 11-30-15, the aggregate cost of investment securities for federal income tax purposes was $284,243,249. Net unrealized appreciation aggregated $3,465,749, of which $5,254,801 related to appreciated investment securities and $1,789,052 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-15 (unaudited)

Assets
Investments, at value (Cost $283,554,889)	$287,708,998
Cash	15,456
Cash held at broker for futures contracts	189,675
Receivable for fund shares sold	246,363
Interest receivable	1,369,338
Receivable for securities lending income	77
Receivable for futures variation margin	5,984
Receivable due from advisor	2,449
Other receivables and prepaid expenses	32,973
Total assets	289,571,313
Liabilities
Payable for fund shares repurchased	368,089
Distributions payable	59,075
Payable to affiliates
Accounting and legal services fees	3,100
Transfer agent fees	31,322
Distribution and service fees	13,730
Trustees' fees	1,041
Other liabilities and accrued expenses	54,042
Total liabilities	530,399
Net assets	$289,040,914
Net assets consist of
Paid-in capital	$294,336,385
Accumulated distributions in excess of net investment income	(996,511)
Accumulated net realized gain (loss) on investments and futures contracts	(8,438,195)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,139,235
Net assets	$289,040,914

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($267,727,205 ÷ 28,073,728 shares)[1]	$9.54
Class B ($4,414,005 ÷ 463,004 shares)[1]	$9.53
Class C ($16,899,704 ÷ 1,771,939 shares)[1]	$9.54
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.94

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       17

STATEMENT OF OPERATIONS  For the six months ended 11-30-15 (unaudited)

Investment income
Interest	$3,717,634
Securities lending	2,126
Total investment income	3,719,760
Expenses
Investment management fees	902,519
Distribution and service fees	439,919
Accounting and legal services fees	26,283
Transfer agent fees	185,020
Trustees' fees	2,729
State registration fees	25,927
Printing and postage	20,686
Professional fees	28,087
Custodian fees	17,694
Registration and filing fees	10,329
Other	6,235
Total expenses	1,665,428
Less expense reductions	(169,636)
Net expenses	1,495,792
Net investment income	2,223,968
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(659,336)
Futures contracts	(153,401)
(812,737)
Change in net unrealized appreciation (depreciation) of
Investments	(1,539,129)
Futures contracts	(14,895)
(1,554,024)
Net realized and unrealized loss	(2,366,761)
Decrease in net assets from operations	($142,793)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-15	Year ended 5-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$2,223,968	$4,399,144
Net realized gain (loss)	(812,737)	228,614
Change in net unrealized appreciation (depreciation)	(1,554,024)	870,260
Increase (decrease) in net assets resulting from operations	(142,793)	5,498,018
Distributions to shareholders
From net investment income
Class A	(3,078,488)	(6,684,388)
Class B	(35,689)	(96,506)
Class C	(125,881)	(288,283)
Total distributions	(3,240,058)	(7,069,177)
From fund share transactions	(4,772,983)	(1,444,194)
Total decrease	(8,155,834)	(3,015,353)
Net assets
Beginning of period	297,196,748	300,212,101
End of period	$289,040,914	$297,196,748
Undistributed (accumulated distributions in excess of) net investment income	($996,511)	$19,579

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       19

Financial highlights

Class A Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.64		$9.69	$9.78	$9.93	$9.68	$9.49
Net investment income[2]	0.08		0.15	0.16	0.17	0.20	0.23
Net realized and unrealized gain (loss) on investments	(0.07)		0.04	(0.01)	(0.04)	0.33	0.26
Total from investment operations	0.01		0.19	0.15	0.13	0.53	0.49
Less distributions
From net investment income	(0.11)		(0.24)	(0.24)	(0.28)	(0.28)	(0.30)
Net asset value, end of period	$9.54		$9.64	$9.69	$9.78	$9.93	$9.68
Total return (%)[3,4]	0.11	[5]	1.93	1.61	1.29	5.57	5.25
Ratios and supplemental data
Net assets, end of period (in millions)	$268		$275	$276	$316	$320	$309
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[6]	1.09	1.11	1.12	1.15	1.12
Expenses including reductions	0.98	[6]	0.98	0.98	0.98	1.06	1.07
Net investment income	1.60	[6]	1.53	1.63	1.71	2.02	2.41
Portfolio turnover (%)	37		77	57	78	95	83

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       20

Class B Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.64		$9.69	$9.78		$9.93	$9.68	$9.49
Net investment income[2]	0.04		0.07	0.08		0.09	0.12	0.16
Net realized and unrealized gain (loss) on investments	(0.08)		0.04	—	[3]	(0.04)	0.34	0.26
Total from investment operations	(0.04)		0.11	0.08		0.05	0.46	0.42
Less distributions
From net investment income	(0.07)		(0.16)	(0.17)		(0.20)	(0.21)	(0.23)
Net asset value, end of period	$9.53		$9.64	$9.69		$9.78	$9.93	$9.68
Total return (%)[4,5]	(0.38	) [6]	1.16	0.82		0.45	4.75	4.47
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$5	$6		$11	$12	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	[7]	1.84	1.86		1.87	1.90	1.87
Expenses including reductions	1.75	[7]	1.74	1.77		1.81	1.84	1.82
Net investment income	0.83	[7]	0.77	0.81		0.88	1.23	1.65
Portfolio turnover (%)	37		77	57		78	95	83

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       21

Class C Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$9.65		$9.69	$9.78		$9.94	$9.68	$9.49
Net investment income[2]	0.04		0.08	0.08		0.09	0.12	0.16
Net realized and unrealized gain (loss) on investments	(0.08)		0.04	—	[3]	(0.05)	0.35	0.26
Total from investment operations	(0.04)		0.12	0.08		0.04	0.47	0.42
Less distributions
From net investment income	(0.07)		(0.16)	(0.17)		(0.20)	(0.21)	(0.23)
Net asset value, end of period	$9.54		$9.65	$9.69		$9.78	$9.94	$9.68
Total return (%)[4,5]	(0.38	) [6]	1.26	0.82		0.35	4.86	4.47
Ratios and supplemental data
Net assets, end of period (in millions)	$17		$17	$17		$31	$35	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	[7]	1.84	1.86		1.87	1.90	1.87
Expenses including reductions	1.75	[7]	1.74	1.77		1.81	1.84	1.82
Net investment income	0.83	[7]	0.77	0.81		0.88	1.24	1.65
Portfolio turnover (%)	37		77	57		78	95	83

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2015, all investments are categorized as Level 2, except for futures which are categorized as Level 1 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

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Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       24

million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2015 were $777. For the six months ended November 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015 the fund has a capital loss carryforward of $6,996,497 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2015:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$3,353,311	$3,610,089

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality,

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the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2015, the fund used futures contracts to manage the duration of the fund. The fund held futures contracts with notional values ranging up to $12.7 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	77	Short	Mar 2016	($9,722,910)	($9,735,688)	($12,778)
5-Year U.S. Treasury Note Futures	25	Short	Mar 2016	(2,964,875)	(2,966,992)	(2,117)
						($14,895)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	($14,895)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

Risk	Statement of operations location	Futures contracts
Interest rate	Net realized gain (loss)	($153,401)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

Risk	Statement of operations location	Futures contracts
Interest rate	Change in unrealized appreciation (depreciation)	($14,895)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The current expense limitation agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2016 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to $158,832, $2,385 and $8,419 for Class A, Class B and Class C shares, respectively, for the six months ended November 30, 2015.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2015 were equivalent to a net annual effective rate of 0.51% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2015 amounted to an annual rate of 0.02% the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $332,079 for the six months ended November 30, 2015. Of this amount, $50,216 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $276,993 was paid as sales commissions to broker-dealers and $4,870 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2015, CDSCs received by the Distributor amounted to $659, $1,444 and $1,288 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the six months ended November 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$334,704	$171,533
Class B	23,219	2,976
Class C	81,996	10,511
Total	$439,919	$185,020

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2015 and for the year ended May 31, 2015 were as follows:

		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,152,942	$30,270,307	4,334,546	$42,050,899
Distributions reinvested	284,392	2,725,306	609,118	5,901,183
Repurchased	(3,888,541)	(37,239,631)	(4,929,109)	(47,746,903)
Net increase (decrease)	(451,207)	($4,244,018)	14,555	$205,179
Class B shares
Sold	7,305	$70,229	24,515	$237,433
Distributions reinvested	2,886	27,647	7,524	72,865
Repurchased	(71,010)	(679,793)	(172,137)	(1,666,909)
Net decrease	(60,819)	($581,917)	(140,098)	($1,356,611)
Class C shares
Sold	304,428	$2,920,116	412,168	$3,997,552
Distributions reinvested	10,850	103,989	23,753	230,150
Repurchased	(310,503)	(2,971,153)	(466,973)	(4,520,464)
Net increase (decrease)	4,775	$52,952	(31,052)	($292,762)
Total net decrease	(507,251)	($4,772,983)	(156,595)	($1,444,194)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $50,062,267 and $53,201,293, respectively, for the six months ended November 30, 2015. Purchases and sales of U.S. Treasury obligations aggregated $55,667,579 and $57,126,111, respectively, for the six months ended November 30, 2015.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Government Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014 and outperformed its benchmark index and its peer group average for the three- and five-year

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       31

periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index and peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       32

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       33

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       34

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       35

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235804	56SA 11/15 1/16

John Hancock

Focused High Yield Fund

Semiannual report 11/30/15

A message to shareholders

Dear shareholder,

Many bond indexes were down for the last six months, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve (Fed). Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices. Some clarity was achieved on December 16, when the Fed announced its first interest-rate increase in more than nine years.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2015. They are subject to change at any time. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Focused High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
26	Financial highlights
31	Notes to financial statements
43	Continuation of investment advisory and subadvisory agreements
48	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15 (%)

Class A shares (without sales charge)
Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
–5.82
–5.94
–5.39
–5.42
–3.53
–3.34
3.31
3.07
2.55
3.62
5.76
5.00
4.39
7.19
5.94
6 month (cumulative)
1 year
3 year
5 year
10 year

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

High-yield bonds finished with a negative return

Falling commodity prices and elevated investor risk aversion contributed to losses for the high-yield market during the past six months.

The fund slightly outperformed its benchmark

While losing ground on an absolute basis, the fund narrowly outpaced its benchmark due in part to its overweight position in financials and underweight in energy.

Security selection detracted

The benefits of allocation were offset by the impact of individual security selection, particularly within the energy sector.

PORTFOLIO COMPOSITION AS OF 11/30/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months?

The high-yield bond market experienced a very challenging environment during the past six months, as reflected in the 5.94% loss for the Bank of America Merrill Lynch U.S. High Yield Master II Index. While a number of factors played a role in this downturn, the persistent weakness in the prices of oil and other commodities was the most notable driver of underperformance. The energy and mining groups make up a significant portion of the high-yield market, so concerns about a weakening credit outlook and potentially rising defaults in these areas weighed heavily on the performance of the index as a whole. In addition, questions regarding global growth and the direction of U.S. Federal Reserve (Fed) policy pressured investors' appetite for higher-risk market segments such as high-yield bonds. Together with volatile cash flows, especially for high-yield mutual funds, these trends led to a sharp increase in yield spreads relative to U.S. Treasuries. In a reflection of this difficult backdrop, higher-quality issues within the asset class generally outperformed while lower-quality issues lagged.

What elements of the fund's positioning helped and hurt results?

Two factors stood out as being positive drivers of the fund's relative performance. First, we held an overweight (above-benchmark) position in the financials sector, which outpaced the return of the broader high-yield market. We have maintained this positioning for over a year on the belief that the sector would benefit if the Fed began to raise interest rates, meaning that banks would be able to charge higher rates on loans. Banks also face greater regulatory constraints regarding their ability to increase their leverage than companies in other areas of the market, which has been a positive for their credit outlook.

Second, the fund's underweight position in energy enabled it to avoid the full impact of the sector's underperformance. We hold a very cautious outlook with regard to the energy sector, as we

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       4

"We hold a very cautious outlook with regard to the energy sector, as we anticipate that the prospect of energy prices remaining lower for longer will continue to weigh on the credit picture for many energy producers."
anticipate that the prospect of energy prices remaining lower for longer will continue to weigh on the credit picture for many energy producers.

On the negative side, our security selection in energy detracted from performance. The fund's underweight positions in the outperforming consumer discretionary and information technology sectors also detracted, as did a handful of specific holdings in the utilities and communications groups.

We used derivatives in order to hedge both interest-rate risk and tail risk (or the risk of a substantial sell-off in higher-risk assets). With regard to the former, we established a short position in 10-year U.S. Treasury futures in order to mitigate the potential impact of rising rates, which made a modest contribution to performance. We also sought to hedge against a spike in investors' risk aversion through credit derivative swaps (a transaction designed to transfer the credit exposure of fixed-income products between two or more parties), as well as a short position in the Australian dollar and a corresponding long position in the Japanese yen. This currency strategy slightly contributed to performance given that the yen gained slightly while the Australian dollar moved lower.

QUALITY COMPOSITION AS OF 11/30/15 (%)

BBB	4.8
BB	33.2
B	37.5
CCC and below	14.4
Not rated	0.9
Equity	3.1
Short-term investments and other	6.1

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 11-30-15 and do not reflect subsequent downgrades or upgrades, if any.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       5

"... we remain focused on using bottom-up credit research to reveal potential risks and identify the most compelling investment opportunities for the fund."

How is your thinking on the high-yield market reflected in the fund's positioning?

We added to the fund's weighting in BB-rated bonds, the highest-rated credit tier within the high-yield market, on the belief that BBs can continue to outperform if investor risk aversion remains elevated. We closed the period just short of the index weight in this area. We held a relative underweight in CCC-rated debt, as our bottom-up research has revealed that many lower-rated bonds simply weren't paying high enough yields for the associated default risk. In contrast, we found the B-rated segment to be the most fertile ground for bottom-up investment opportunities. Although the fund closed the period with lower exposure than it had at the end of May, B-rated bonds continued to make up the largest proportion of the fund's net assets. We believe this area is home to many companies with sustainable business models and improving underlying trends, which we see as an indicator of capital appreciation potential. We believe it's important to be very selective in this space, however, given that default risks in the commodity-sensitive market segments continue to rise.

The fund's position in short-term investments (including cash) stood at 6.1% at the close of the period, which is on the high end of the typical range. We believed this not only offered liquidity to address fund flows without disrupting the portfolio, but also provided available funds to capitalize on any additional market volatility in the months ahead.

We reduced the fund's already modest exposure to equity-like securities, including preferred and

TOP 10 ISSUERS AS OF 11/30/15 (%)

AerCap Ireland Capital, Ltd.	1.8
T-Mobile USA, Inc.	1.7
Nationstar Mortgage LLC	1.7
Credit Agricole SA	1.6
Dynegy, Inc.	1.5
Wells Fargo & Company	1.5
Frontier Communications Corp.	1.4
Digicel, Ltd.	1.4
JPMorgan Chase & Co.	1.3
Platform Specialty Products Corp.	1.3
TOTAL	15.2
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       6

common stocks, during the past six months. We no longer saw the potential for meaningful capital appreciation in these areas, so we believed there was little value in taking on additional risk at a time of rising stock market volatility.

We continued to devote a portion of the portfolio to term loans, which are loans to below-investment-grade companies that banks package and sell as securities. Generally speaking, we believe loans offer the combination of compelling yields, a favorable risk-and-return profile, and the potential to benefit from rising interest rates due to their floating-rate structures. They are also higher in the corporate capital structure than bonds, a potential positive at a time of elevated market volatility. Loans indeed outperformed high yield during the reporting period, so this aspect of our strategy was a positive for performance.

We held a mixed view on the high-yield market as the period drew to a close. On one hand, yield spreads had risen to a level that was well above the average for the past three years. We believe this indicates that the market once again offers value and that investors are being more adequately compensated for risk than they were prior to the sell-off. At the same time, however, an increase in the default rate appears likely, particularly in the energy and mining segments. In this environment, we remain focused on using bottom-up credit research to reveal potential risks and identify the most compelling investment opportunities for the fund.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995
Joseph E. Rizzo On the fund since 2008 Investing since 1994

The views expressed in this report are exclusively those of John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-15	as of 11-30-15
Class A	-9.31	2.78	3.97	-9.57	14.67	47.54	6.54	6.53
Class B	-10.32	2.48	3.77	-10.73	13.01	44.80	6.03	6.02
Class C	-6.77	2.85	3.62	-7.09	15.07	42.68	6.04	6.03
Class I2,3	-4.94	3.94	4.73	-5.70	21.33	58.67	7.07	7.06
Class NAV[2,3]	-4.78	4.13	4.87	-5.63	22.43	60.92	7.20	7.19
Index†	-3.53	5.76	7.19	-5.94	32.32	100.17	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class NAV
Gross (%) / Net (%)	0.95	1.70	1.70	0.70	0.58

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Focused High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-05	14,480	14,480	20,017
Class C4	11-30-05	14,268	14,268	20,017
Class I2,3	11-30-05	15,867	15,867	20,017
Class NAV[2,3]	11-30-05	16,092	16,092	20,017

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class I shares were first offered on 8-27-07; Class NAV shares were first offered on 10-21-13. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I and Class NAV shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	1,000.00	$941.80	$4.66	0.96%
Class B	1,000.00	938.30	8.43	1.74%
Class C	1,000.00	938.20	8.33	1.72%
Class I	1,000.00	943.00	3.45	0.71%
Class NAV	1,000.00	943.70	2.77	0.57%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.20	$4.85	0.96%
Class B	1,000.00	1,016.30	8.77	1.74%
Class C	1,000.00	1,016.40	8.67	1.72%
Class I	1,000.00	1,021.50	3.59	0.71%
Class NAV	1,000.00	1,022.20	2.88	0.57%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       11

Fund's investments

As of 11-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 82.9%				$549,786,417
(Cost $600,243,581)
Consumer discretionary 11.9%				79,171,675
Auto components 1.3%
Lear Corp.	5.250	01-15-25	$1,890,000	1,934,889
The Goodyear Tire & Rubber Company	7.000	05-15-22	1,955,000	2,113,844
ZF North America Capital, Inc. (S)	4.750	04-29-25	4,520,000	4,366,049
Automobiles 0.8%
Fiat Chrysler Automobiles NV	5.250	04-15-23	2,150,000	2,128,500
General Motors Company	4.000	04-01-25	2,000,000	1,926,584
General Motors Financial Company, Inc.	3.450	04-10-22	1,340,000	1,294,612
Hotels, restaurants and leisure 1.8%
Eldorado Resorts, Inc. (S)	7.000	08-01-23	3,230,000	3,256,244
International Game Technology PLC (S)	6.500	02-15-25	3,345,000	3,077,400
Mohegan Tribal Gaming Authority	9.750	09-01-21	3,380,000	3,464,500
Mohegan Tribal Gaming Authority (S)	9.750	09-01-21	2,015,000	2,065,375
Waterford Gaming LLC (H)(S)	8.625	09-15-49	1,649,061	0
Media 6.4%
AMC Entertainment, Inc.	5.750	06-15-25	1,800,000	1,813,500
AMC Entertainment, Inc.	5.875	02-15-22	4,345,000	4,507,938
Cablevision Systems Corp.	5.875	09-15-22	1,550,000	1,232,250
Cablevision Systems Corp.	8.000	04-15-20	1,500,000	1,417,500
CCO Holdings LLC	5.125	02-15-23	4,100,000	4,077,409
CCO Holdings LLC	7.375	06-01-20	3,100,000	3,231,750
Cequel Communications Holdings I LLC (S)	6.375	09-15-20	1,750,000	1,711,719
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	3,505,000	3,448,044
iHeartCommunications, Inc.	10.625	03-15-23	3,000,000	2,100,000
Numericable-SFR SAS (S)	6.250	05-15-24	2,000,000	1,970,000
Radio One, Inc. (S)	7.375	04-15-22	4,530,000	4,190,250
Radio One, Inc. (S)	9.250	02-15-20	3,585,000	2,939,700
Sinclair Television Group, Inc.	6.375	11-01-21	3,825,000	3,958,875
Sirius XM Radio, Inc. (S)	6.000	07-15-24	2,490,000	2,574,038
Virgin Media Finance PLC (S)	6.375	04-15-23	2,000,000	2,045,000
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	1,620,000	1,668,600
Specialty retail 1.1%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	4,730,000	3,263,700
L Brands, Inc.	6.950	03-01-33	4,058,000	4,098,580
Textiles, apparel and luxury goods 0.5%
PVH Corp.	4.500	12-15-22	3,345,000	3,294,825

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 6.2%				$41,359,273
Food and staples retailing 1.3%
Simmons Foods, Inc. (S)	7.875	10-01-21	$3,500,000	3,202,500
Tops Holding LLC (S)	8.000	06-15-22	5,570,000	5,570,000
Food products 1.8%
Kraft Heinz Foods Company (S)	4.875	02-15-25	2,189,000	2,333,148
Post Holdings, Inc.	7.375	02-15-22	5,765,000	6,001,019
Southern States Cooperative, Inc. (S)	10.000	08-15-21	4,225,000	3,696,875
Household products 1.5%
Central Garden & Pet Company	6.125	11-15-23	1,200,000	1,221,000
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23	2,320,000	2,175,000
Reynolds Group Issuer, Inc.	5.750	10-15-20	3,985,000	4,089,606
Spectrum Brands, Inc.	6.625	11-15-22	2,000,000	2,140,000
Personal products 0.5%
Revlon Consumer Products Corp.	5.750	02-15-21	3,500,000	3,465,000
Tobacco 1.1%
Alliance One International, Inc.	9.875	07-15-21	4,350,000	3,512,625
Vector Group, Ltd.	7.750	02-15-21	3,720,000	3,952,500
Energy 7.8%				51,848,438
Energy equipment and services 1.4%
Chaparral Energy, Inc.	7.625	11-15-22	2,620,000	550,200
CSI Compressco LP	7.250	08-15-22	3,140,000	2,525,738
Permian Holdings, Inc. (S)	10.500	01-15-18	3,700,000	1,480,000
TerraForm Power Operating LLC (S)	5.875	02-01-23	6,580,000	4,902,100
Oil, gas and consumable fuels 6.4%
American Energy-Permian Basin LLC (S)	7.125	11-01-20	2,240,000	985,600
Antero Resources Corp.	5.125	12-01-22	1,695,000	1,542,450
Approach Resources, Inc.	7.000	06-15-21	1,870,000	991,100
Chesapeake Energy Corp.	5.750	03-15-23	2,580,000	1,096,500
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20	2,885,000	1,292,841
EP Energy LLC	7.750	09-01-22	1,695,000	1,330,575
Global Partners LP	6.250	07-15-22	3,815,000	3,433,500
Halcon Resources Corp.	9.750	07-15-20	2,950,000	929,250
Kinder Morgan Energy Partners LP	4.250	09-01-24	2,465,000	2,059,830
Oasis Petroleum, Inc.	6.875	03-15-22	1,555,000	1,325,638
PBF Holding Company LLC (S)	7.000	11-15-23	1,915,000	1,915,000
Rex Energy Corp.	6.250	08-01-22	2,790,000	669,600
Sanchez Energy Corp.	6.125	01-15-23	2,250,000	1,546,875
SandRidge Energy, Inc. (S)	8.750	06-01-20	1,805,000	685,900
Sidewinder Drilling, Inc. (S)	9.750	11-15-19	3,480,000	1,774,800
SM Energy Company	5.625	06-01-25	2,565,000	2,286,056
Summit Midstream Holdings LLC	7.500	07-01-21	1,880,000	1,786,000
Teekay Offshore Partners LP	6.000	07-30-19	4,945,000	3,758,200

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Tullow Oil PLC (S)	6.000	11-01-20	$6,525,000	$5,130,281
Whiting Petroleum Corp.	6.250	04-01-23	2,130,000	1,991,550
Williams Partners LP	4.875	03-15-24	4,915,000	4,290,741
WPX Energy, Inc.	5.250	09-15-24	1,895,000	1,568,113
Financials 13.3%				88,355,110
Banks 7.1%
Banco Regional SAECA (S)	8.125	01-24-19	1,925,000	1,965,906
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	3,875,000	3,812,031
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	3,000,000	3,046,875
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	10,100,000	10,339,875
HSBC Holdings PLC (5.625% to 1-17-20, then 5 Year ISDAFIX + 3.626%) (Q)	5.625	01-17-20	2,375,000	2,380,938
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	1,950,000	1,911,000
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	8,245,000	8,933,458
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	6,365,000	6,834,419
Wayne Merger Sub LLC (S)	8.250	08-01-23	1,995,000	1,930,163
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	5,880,000	5,990,250
Capital markets 1.5%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	6,765,000	6,739,631
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	3,000,000	2,996,250
Consumer finance 0.5%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20	1,725,000	1,659,968
Enova International, Inc.	9.750	06-01-21	2,550,000	1,976,250
Diversified financial services 2.4%
McGraw-Hill Financial, Inc.	6.550	11-15-37	1,575,000	1,794,927
Nationstar Mortgage LLC	6.500	06-01-22	3,800,000	3,382,000
Nationstar Mortgage LLC	7.875	10-01-20	8,060,000	7,818,200
NewStar Financial, Inc.	7.250	05-01-20	2,880,000	2,851,200
Real estate management and development 0.5%
Rialto Holdings LLC (S)	7.000	12-01-18	3,205,000	3,269,100
Thrifts and mortgage finance 1.3%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	2,635,000	2,450,550
Quicken Loans, Inc. (S)	5.750	05-01-25	3,335,000	3,222,444

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Stearns Holdings, Inc. (S)	9.375	08-15-20	$3,065,000	$3,049,675
Health care 7.0%				46,023,598
Health care providers and services 5.9%
Community Health Systems, Inc.	6.875	02-01-22	3,020,000	2,921,850
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	3,538,000	3,467,240
DaVita HealthCare Partners, Inc.	5.125	07-15-24	2,575,000	2,568,563
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	2,045,000	2,093,569
HCA, Inc.	5.375	02-01-25	8,460,000	8,348,963
HealthSouth Corp. (S)	5.750	11-01-24	3,435,000	3,314,775
LifePoint Health, Inc.	5.875	12-01-23	4,000,000	4,025,000
Molina Healthcare, Inc. (S)	5.375	11-15-22	2,900,000	2,914,500
Select Medical Corp.	6.375	06-01-21	7,535,000	6,084,513
Tenet Healthcare Corp.	6.000	10-01-20	3,100,000	3,293,750
Pharmaceuticals 1.1%
Endo Finance LLC (S)	6.000	02-01-25	1,600,000	1,520,000
Mallinckrodt International Finance SA (S)	5.500	04-15-25	2,200,000	1,864,500
Mallinckrodt International Finance SA (S)	5.750	08-01-22	4,075,000	3,606,375
Industrials 12.8%				84,654,954
Aerospace and defense 6.5%
AerCap Ireland Capital, Ltd.	4.500	05-15-21	9,865,000	10,062,300
AerCap Ireland Capital, Ltd.	4.625	10-30-20	1,720,000	1,767,300
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	3,990,000	4,079,775
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	4,375,000	4,440,625
LMI Aerospace, Inc.	7.375	07-15-19	6,000,000	5,880,000
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	2,300,000	2,300,000
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	11,405,000	8,382,675
TransDigm, Inc.	6.500	07-15-24	6,060,000	5,969,100
Air freight and logistics 1.0%
XPO Logistics, Inc. (S)	6.500	06-15-22	6,980,000	6,386,700
Building products 0.3%
Associated Materials LLC	9.125	11-01-17	2,300,000	1,817,000
Construction and engineering 0.7%
Algeco Scotsman Global Finance PLC (S)	10.750	10-15-19	3,055,000	1,359,475
Tronox Finance LLC (S)	7.500	03-15-22	4,920,000	3,271,800
Machinery 0.6%
Trinity Industries, Inc.	4.550	10-01-24	4,490,000	4,243,939
Marine 0.5%
Navios Maritime Holdings, Inc. (S)	7.375	01-15-22	4,130,000	3,097,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Road and rail 1.0%
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23	$3,700,000	$3,797,125
The Hertz Corp.	6.250	10-15-22	2,555,000	2,657,200
Semiconductors and semiconductor equipment 0.2%
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26	1,640,000	1,691,250
Trading companies and distributors 1.8%
Ahern Rentals, Inc. (S)	7.375	05-15-23	1,900,000	1,596,000
Aircastle, Ltd.	5.125	03-15-21	4,885,000	5,086,506
United Rentals North America, Inc.	5.500	07-15-25	3,550,000	3,550,000
Univar USA, Inc. (S)	6.750	07-15-23	1,735,000	1,676,444
Transportation infrastructure 0.2%
CHC Helicopter SA	9.250	10-15-20	3,213,000	1,542,240
Information technology 3.1%				20,378,971
Internet software and services 1.3%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	3,415,000	3,423,538
InterActiveCorp	4.875	11-30-18	2,940,000	3,009,825
Rackspace Hosting, Inc. (S)	6.500	01-15-24	2,050,000	2,050,000
IT services 1.1%
Alliance Data Systems Corp. (S)	5.375	08-01-22	1,950,000	1,930,500
Brightstar Corp. (S)	7.250	08-01-18	4,850,000	5,116,750
Semiconductors and semiconductor equipment 0.3%
Qorvo, Inc. (S)	7.000	12-01-25	1,900,000	1,952,250
Software 0.4%
Activision Blizzard, Inc. (S)	5.625	09-15-21	2,750,000	2,896,108
Materials 6.9%				45,808,875
Building materials 0.8%
Building Materials Corp. of America (S)	5.375	11-15-24	2,920,000	2,941,900
Building Materials Corp. of America (S)	6.000	10-15-25	1,960,000	2,021,250
Chemicals 3.2%
Ashland, Inc.	6.875	05-15-43	1,985,000	1,905,600
Chemtura Corp.	5.750	07-15-21	2,160,000	2,170,800
Platform Specialty Products Corp. (S)	6.500	02-01-22	8,210,000	7,142,700
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,720,000	1,754,400
The Chemours Company (S)	6.625	05-15-23	8,130,000	6,117,825
Tronox Finance LLC	6.375	08-15-20	3,500,000	2,336,250
Construction materials 0.7%
American Gilsonite Company (S)	11.500	09-01-17	1,920,000	1,353,600
Cemex SAB de CV (S)	6.125	05-05-25	2,075,000	1,903,190
NWH Escrow Corp. (S)	7.500	08-01-21	1,750,000	1,487,500

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       16

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 1.2%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	$3,384,601	$3,528,447
Ball Corp.	5.000	03-15-22	1,835,000	1,857,938
Graphic Packaging International, Inc.	4.750	04-15-21	2,500,000	2,556,250
Metals and mining 0.6%
Novelis, Inc.	8.750	12-15-20	2,010,000	1,954,725
Rain CII Carbon LLC (S)	8.000	12-01-18	2,470,000	2,013,050
Thompson Creek Metals Company, Inc.	7.375	06-01-18	1,290,000	309,600
Paper and forest products 0.4%
Norbord, Inc. (S)	6.250	04-15-23	2,460,000	2,453,850
Telecommunication services 10.7%				70,745,833
Diversified telecommunication services 6.7%
Communications Sales & Leasing, Inc.	8.250	10-15-23	2,710,000	2,411,900
Frontier Communications Corp.	6.250	09-15-21	3,020,000	2,574,550
Frontier Communications Corp. (S)	11.000	09-15-25	6,785,000	6,649,300
GCI, Inc.	6.875	04-15-25	5,325,000	5,511,375
Inmarsat Finance PLC (S)	4.875	05-15-22	3,420,000	3,351,600
Intelsat Jackson Holdings SA	6.625	12-15-22	6,680,000	4,041,400
Intelsat Luxembourg SA	6.750	06-01-18	1,730,000	1,133,150
Intelsat Luxembourg SA	8.125	06-01-23	2,145,000	804,375
Level 3 Financing, Inc.	5.625	02-01-23	2,830,000	2,851,225
T-Mobile USA, Inc.	6.125	01-15-22	1,563,000	1,595,057
T-Mobile USA, Inc.	6.250	04-01-21	1,880,000	1,927,000
T-Mobile USA, Inc.	6.375	03-01-25	2,400,000	2,388,000
T-Mobile USA, Inc.	6.500	01-15-26	2,735,000	2,731,581
T-Mobile USA, Inc.	6.731	04-28-22	2,855,000	2,954,925
Wind Acquisition Finance SA (S)	7.375	04-23-21	3,670,000	3,541,550
Wireless telecommunication services 4.0%
Digicel, Ltd. (S)	6.000	04-15-21	6,595,000	5,886,038
Digicel, Ltd. (S)	6.750	03-01-23	3,605,000	3,180,331
SBA Communications Corp.	4.875	07-15-22	4,135,000	4,109,156
Sprint Communications, Inc.	6.000	11-15-22	4,480,000	3,348,800
Sprint Communications, Inc.	7.000	08-15-20	3,965,000	3,290,950
Sprint Communications, Inc.	8.375	08-15-17	2,000,000	1,995,000
Sprint Corp.	7.250	09-15-21	3,300,000	2,673,000
VimpelCom Holdings BV (S)	7.504	03-01-22	1,750,000	1,795,570
Utilities 3.2%				21,439,690
Electric utilities 1.1%
Talen Energy Supply LLC (S)	6.500	06-01-25	8,610,000	7,361,550
Independent power and renewable electricity producers 2.1%
Dynegy, Inc.	7.375	11-01-22	4,720,000	4,513,500
Dynegy, Inc.	7.625	11-01-24	5,765,000	5,476,750

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       17

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Yield Operating LLC	5.375	08-15-24	$3,460,000	$3,136,490
TerraForm Power Operating LLC (S)	6.125	06-15-25	1,340,000	951,400
Convertible bonds 0.7%				$4,523,750
(Cost $4,855,765)
Industrials 0.7%				4,523,750
Trinity Industries, Inc.	3.875	06-01-36	3,500,000	4,523,750
Term loans (M) 4.9%				$32,641,328
(Cost $34,317,948)
Consumer discretionary 1.7%				11,481,974
Hotels, restaurants and leisure 0.3%
Fontainebleau Las Vegas Holdings LLC (H)	0.000	06-06-16	2,376,576	662,470
Twin River Management Group, Inc.	5.250	07-10-20	1,288,865	1,280,272
Media 1.4%
iHeartCommunications, Inc.	6.982	01-30-19	2,572,237	1,862,300
TWCC Holding Corp.	5.750	02-11-20	4,994,987	4,988,744
TWCC Holding Corp.	7.000	06-26-20	2,700,000	2,688,188
Energy 0.2%				1,370,973
Oil, gas and consumable fuels 0.2%
Citgo Holding, Inc.	9.500	05-12-18	1,371,545	1,370,973
Industrials 2.4%				15,958,144
Aerospace and defense 1.3%
B/E Aerospace, Inc.	4.000	12-16-21	3,189,818	3,185,831
Jazz Acquisition, Inc.	4.500	06-19-21	1,596,083	1,432,485
WP CPP Holdings LLC	4.500	12-28-19	2,917,500	2,839,699
WP CPP Holdings LLC	8.750	04-30-21	1,400,000	1,316,000
Building products 0.5%
Builders FirstSource, Inc.	6.000	07-31-22	3,415,000	3,359,506
Machinery 0.4%
Gardner Denver, Inc.	4.250	07-30-20	2,895,420	2,640,623
Road and rail 0.2%
Aegis Toxicology Corp.	9.500	08-24-21	1,480,000	1,184,000
Materials 0.4%				2,314,067
Construction materials 0.4%
Doncasters Group, Ltd.	9.500	10-09-20	2,361,293	2,314,067
Utilities 0.2%				1,516,170
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	1,994,961	1,516,170

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       18

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities 0.2%				$1,316,000
(Cost $1,330,045)
Financials 0.2%				1,316,000
ILFC E-Capital Trust II (6.250% to 12-21-15, then 1.800% + highest of 3 month LIBOR, 10 year CMT or 30 year CMT) (S)	6.250	12-21-65	$1,400,000	1,316,000
Collateralized mortgage obligations 1.7%				$11,407,987
(Cost $6,727,066)
Commercial and residential 1.7%				11,407,987
Banc of America Re-Remic Trust Series 2013-DSNY, Class F (P) (S)	3.697	09-15-26	1,000,000	993,672
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912	04-10-28	1,500,000	1,436,702
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	120,312,766	1,961,098
Series 2007-4, Class ES IO	0.350	07-19-47	124,671,929	1,882,546
Series 2007-6, Class ES IO (S)	0.342	08-19-37	96,688,040	1,276,282
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.942	11-05-30	3,858,096	3,857,687
Asset backed securities 0.4%				$2,290,296
(Cost $2,335,000)
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	2,335,000	2,290,296
			Shares	Value
Common stocks 0.0%				$143,616
(Cost $32,175,898)
Consumer discretionary 0.0%				0
Hotels, restaurants and leisure 0.0%
Trump Entertainment Resorts, Inc. (I)(V)			557,205	0
Media 0.0%
Granite Broadcasting Corp. (I)			11,688	0
Vertis Holdings, Inc. (I)			560,094	0
Industrials 0.0%				143,616
Machinery 0.0%
Glasstech, Inc., Series A (I)			144	143,616
Preferred securities 3.1%				$20,788,453
(Cost $24,384,879)
Financials 2.4%				16,250,242
Banks 1.3%
Bank of America Corp., Series L, 7.250%			4,567	5,115,040
Wells Fargo & Company, Series L, 7.500%			3,236	3,778,030
Consumer finance 0.5%
Ally Financial, Inc., 7.000% (S)			3,423	3,446,747

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       19

	Shares	Value
Financials (continued)
Diversified financial services 0.6%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	153,350	$3,910,425
Industrials 0.2%		1,549,603
Machinery 0.2%
Glasstech, Inc., Series B (I)	4,475	1,549,603
Utilities 0.5%		2,988,608
Electric utilities 0.5%
Exelon Corp., 6.500%	74,790	2,988,608
Purchased options 0.0%		$203,147
(Cost $173,511)
	Shares/Par	Value
Put options 0.0%		203,147
Over the Counter Option on the EUR vs. JPY (Expiration Date: 11-1-16; Strike Price: EUR 119.40; Counterparty: Standard Chartered Bank) (I)	7,500,000	$119,773
Over the Counter Option on the EUR vs. SEK (Expiration Date: 11-2-16; Strike Price: EUR 9.00; Counterparty: Goldman Sachs & Company) (I)	3,750,000	83,374
	Par value	Value
Short-term investments 3.8%		$25,102,000
(Cost $25,102,000)
Repurchase agreement 3.8%		25,102,000
Barclays Tri-Party Repurchase Agreement dated 11-30-15 at 0.100% to be repurchased at $24,418,068 on 12-1-15, collateralized by $4,399,100 U.S. Treasury Notes, 2.250% due 11-15-24 (valued at $4,420,863, including interest), $700 U.S. Treasury Inflation Indexed Notes, 1.250% due 7-15-20 (valued at $803, including interest) and $15,567,100 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-41 (valued at $20,484,815, including interest)	$24,418,000	24,418,000
Repurchase Agreement with State Street Corp. dated 11-30-15 at 0.000% to be repurchased at $684,000 on 12-1-15, collateralized by $690,000 U.S. Treasury Notes, 1.500% due 12-31-18 (valued at $698,625, including interest)	684,000	684,000
Total investments (Cost $731,645,693)† 97.7%		$648,202,994
Other assets and liabilities, net 2.3%		$15,296,810
Total net assets 100.0%		$663,499,804

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       20

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency abbreviations
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $254,742,842 or 38.4% of the fund's net assets as of 11-30-15.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
†	At 11-30-15, the aggregate cost of investment securities for federal income tax purposes was $732,794,901. Net unrealized depreciation aggregated $84,591,907, of which $7,916,746 related to appreciated investment securities and $92,508,653 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-15 (unaudited)

Assets
Investments, at value (Cost $731,645,693)	$648,202,994
Cash	89,344
Foreign currency, at value (Cost $15)	15
Cash segregated at custodian for derivative contracts	1,020,000
Receivable for investments sold	14,061,164
Receivable for fund shares sold	163,143
Receivable for forward foreign currency exchange contracts	31,040
Dividends and interest receivable	11,245,861
Other receivables and prepaid expenses	46,906
Total assets	674,860,467
Liabilities
Payable for investments purchased	8,746,875
Payable for forward foreign currency exchange contracts	57,265
Payable for fund shares repurchased	1,090,546
Swap contracts, at value	1,014,062
Distributions payable	293,707
Payable to affiliates
Accounting and legal services fees	6,061
Transfer agent fees	43,756
Distribution and service fees	18,712
Trustees' fees	3,474
Other liabilities and accrued expenses	86,205
Total liabilities	11,360,663
Net assets	$663,499,804
Net assets consist of
Paid-in capital	$1,294,035,609
Undistributed net investment income	2,078,289
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(549,070,732)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(83,543,362)
Net assets	$663,499,804

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       22

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($254,990,459 ÷ 77,159,393 shares)[1]	$3.30
Class B ($22,227,394 ÷ 6,722,477 shares)[1]	$3.31
Class C ($84,825,856 ÷ 25,686,499 shares)[1]	$3.30
Class I ($38,164,327 ÷ 11,570,421 shares)	$3.30
Class NAV ($263,291,768 ÷ 79,783,067 shares)	$3.30
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.44

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       23

STATEMENT OF OPERATIONS   For the six months ended 11-30-15 (unaudited)

Investment income
Interest	$23,522,096
Dividends	991,930
Less foreign taxes withheld	(4,912)
Total investment income	24,509,114
Expenses
Investment management fees	1,881,696
Distribution and service fees	937,498
Accounting and legal services fees	67,027
Transfer agent fees	278,244
Trustees' fees	7,697
State registration fees	35,994
Printing and postage	26,947
Professional fees	55,363
Custodian fees	48,751
Registration and filing fees	12,574
Other	18,854
Total expenses	3,370,645
Less expense reductions	(28,095)
Net expenses	3,342,550
Net investment income	21,166,564
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(21,795,888)
Futures contracts	761,924
Swap contracts	53,141
(20,980,823)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(44,232,369)
Futures contracts	102,152
Swap contracts	(74,768)
(44,204,985)
Net realized and unrealized loss	(65,185,808)
Decrease in net assets from operations	($44,019,244)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       24

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-15	Year ended 5-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$21,166,564	$53,295,204
Net realized loss	(20,980,823)	(18,509,967)
Change in net unrealized appreciation (depreciation)	(44,204,985)	(47,499,377)
Decrease in net assets resulting from operations	(44,019,244)	(12,714,140)
Distributions to shareholders
From net investment income
Class A	(9,021,102)	(22,123,585)
Class B	(724,960)	(2,159,512)
Class C	(2,627,853)	(6,532,721)
Class I	(1,366,458)	(3,167,849)
Class NAV	(10,262,909)	(26,865,776)
Total distributions	(24,003,282)	(60,849,443)
From fund share transactions	(85,505,925)	(320,402,079)
Total decrease	(153,528,451)	(393,965,662)
Net assets
Beginning of period	817,028,255	1,210,993,917
End of period	$663,499,804	$817,028,255
Undistributed net investment income	$2,078,289	$4,915,007

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       25

Financial highlights

Class A Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.62		$3.94	$3.90		$3.42	$3.96	$3.64
Net investment income[2]	0.10		0.22	0.24		0.25	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.31)		(0.29)	0.06		0.47	(0.57)	0.38
Total from investment operations	(0.21)		(0.07)	0.30		0.72	(0.34)	0.64
Less distributions
From net investment income	(0.11)		(0.25)	(0.26)		(0.24)	(0.20)	(0.32)
Net asset value, end of period	$3.30		$3.62	$3.94		$3.90	$3.42	$3.96
Total return (%)[3,4]	(5.82	) [5]	(1.77)	8.00		21.81	(8.33)	18.42
Ratios and supplemental data
Net assets, end of period (in millions)	$255		$321	$383		$402	$398	$650
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	[6]	0.95	0.98		1.05	1.07	1.02
Expenses including reductions	0.96	[6]	0.94	0.97		1.05	1.07	1.02
Net investment income	5.70	[6]	5.84	6.25		6.87	6.62	6.89
Portfolio turnover (%)	43		80	75	[7]	103	46	51

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       26

Class B Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.63		$3.94	$3.90		$3.42	$3.96	$3.63
Net investment income[2]	0.09		0.19	0.21		0.22	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.31)		(0.28)	0.06		0.48	(0.56)	0.39
Total from investment operations	(0.22)		(0.09)	0.27		0.70	(0.36)	0.63
Less distributions
From net investment income	(0.10)		(0.22)	(0.23)		(0.22)	(0.18)	(0.30)
Net asset value, end of period	$3.31		$3.63	$3.94		$3.90	$3.42	$3.96
Total return (%)[3,4]	(6.17	) [5]	(2.27)	7.20		20.91	(9.02)	17.85
Ratios and supplemental data
Net assets, end of period (in millions)	$22		$29	$44		$54	$53	$89
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	[6]	1.74	1.75		1.80	1.82	1.77
Expenses including reductions	1.74	[6]	1.74	1.75		1.80	1.82	1.77
Net investment income	4.91	[6]	5.07	5.49		6.12	5.87	6.29
Portfolio turnover (%)	43		80	75	[7]	103	46	51

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       27

Class C Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.62		$3.94	$3.90		$3.42	$3.96	$3.64
Net investment income[2]	0.09		0.19	0.21		0.22	0.20	0.23
Net realized and unrealized gain (loss) on investments	(0.31)		(0.29)	0.06		0.48	(0.56)	0.39
Total from investment operations	(0.22)		(0.10)	0.27		0.70	(0.36)	0.62
Less distributions
From net investment income	(0.10)		(0.22)	(0.23)		(0.22)	(0.18)	(0.30)
Net asset value, end of period	$3.30		$3.62	$3.94		$3.90	$3.42	$3.96
Total return (%)[3,4]	(6.18	) [5]	(2.51)	7.21		20.92	(9.02)	17.55
Ratios and supplemental data
Net assets, end of period (in millions)	$85		$100	$123		$130	$131	$219
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	[6]	1.71	1.73		1.80	1.82	1.77
Expenses including reductions	1.72	[6]	1.70	1.72		1.80	1.82	1.77
Net investment income	4.95	[6]	5.09	5.50		6.12	5.87	6.13
Portfolio turnover (%)	43		80	75	[7]	103	46	51

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
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Class I Shares Period ended	11-30-15	[1]	5-31-15	5-31-14		5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$3.62		$3.93	$3.90		$3.41	$3.96	$3.64
Net investment income[2]	0.10		0.23	0.25		0.27	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.30)		(0.28)	0.05		0.48	(0.57)	0.39
Total from investment operations	(0.20)		(0.05)	0.30		0.75	(0.33)	0.66
Less distributions
From net investment income	(0.12)		(0.26)	(0.27)		(0.26)	(0.22)	(0.34)
Net asset value, end of period	$3.30		$3.62	$3.93		$3.90	$3.41	$3.96
Total return (%)[3]	(5.70	) [4]	(1.28)	8.05		22.58	(8.26)	18.85
Ratios and supplemental data
Net assets, end of period (in millions)	$38		$45	$58		$40	$20	$60
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	[5]	0.75	0.72		0.72	0.72	0.64
Expenses including reductions	0.71	[5]	0.72	0.72		0.72	0.72	0.64
Net investment income	5.95	[5]	6.05	6.44		7.21	6.91	7.04
Portfolio turnover (%)	43		80	75	[6]	103	46	51

1	Six months ended 11-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
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Class NAV Shares Period ended	11-30-15	[2]	5-31-15	5-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$3.62		$3.93	$3.85
Net investment income[3]	0.11		0.23	0.15
Net realized and unrealized gain (loss) on investments	(0.31)		(0.27)	0.10
Total from investment operations	(0.20)		(0.04)	0.25
Less distributions
From net investment income	(0.12)		(0.27)	(0.17)
Net asset value, end of period	$3.30		$3.62	$3.93
Total return (%)	(5.63	) [4]	(1.11)	6.62	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$263		$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.57	[5]	0.56	0.56	[5]
Expenses including reductions	0.57	[5]	0.55	0.55	[5]
Net investment income	6.09	[5]	6.24	6.39	[5]
Portfolio turnover (%)	43		80	75	[6,7]

1	The inception date for Class NAV shares is 10-21-13.
2	Six months ended 11-30-15. Unaudited.
3	Based on average daily shares outstanding.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Focused High Yield Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2015, by major security category or type:

	Total value at 11-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$549,786,417	—	$549,786,417	—
Convertible bonds	4,523,750	—	4,523,750	—
Term loans	32,641,328	—	32,641,328	—
Capital preferred securities	1,316,000	—	1,316,000	—
Collateralized mortgage obligations	11,407,987	—	11,407,987	—
Asset backed securities	2,290,296	—	2,290,296	—
Common stocks	143,616	—	—	$143,616
Preferred securities	20,788,453	$15,792,103	3,446,747	1,549,603
Purchased options	203,147	—	203,147	—
Short-term investments	25,102,000	—	25,102,000	—
Total investments in securities	$648,202,994	$15,792,103	$630,717,672	$1,693,219
Other financial instruments:
Forward foreign currency contracts	($26,225)	—	($26,225)	—
Credit default swaps	(1,014,062)	—	(1,014,062)	—

Repurchase agreements. The fund may enter into repurchase agreements. When a fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. The liquidity of term loans, including the

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volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million

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unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2015 were $1,162. For the six months ended November 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through September 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $526,889,281 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2015:

Capital loss carryforward expiring at May 31				No expiration date
2016	2017	2018	2019	Short-term	Long-term
$6,152,875	$7,851,707	$125,324,964	$104,329,868	$11,089,191	$272,140,676

Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

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Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a predetermined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is

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recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2015, the fund used futures contracts to manage duration of the portfolio, and maintain diversity and liquidity of the portfolio. During the six months ended November 30, 2015, the fund held futures contracts with notional values ranging up to $31.9 million, as measured at each quarter end. There were no open futures contracts as of November 30, 2015.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2015, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $2.7 million to $5.8 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	1,998,000	JPY	173,859,350	Goldman Sachs Bank USA	12/16/2015	$30,977	—	$30,977
JPY	106,835,412	AUD	1,248,000	Goldman Sachs Bank USA	12/16/2015	—	($33,664)	(33,664)
JPY	63,791,250	AUD	750,000	Morgan Stanley Capital Services, Inc.	12/16/2015	—	(23,585)	(23,585)
JPY	3,232,688	USD	26,287	Goldman Sachs Bank USA	12/16/2015	—	(16)	(16)
JPY	3,232,688	USD	26,208	State Street Bank and Trust Company	12/16/2015	63	—	63
						$31,040	($57,265)	($26,225)

Currency abbreviation
AUD	Australian Dollar
JPY	Japanese Yen
USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

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When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the six months ended November 30, 2015, the fund used purchased options to manage against anticipated currency exchange rates. During the six months ended November 30, 2015, the fund held purchased options with market values ranging up to $0.2 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended November 30, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. During the six months ended November 30, 2015, the fund held credit default swap contracts with total USD notional amounts ranging up to $30 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2015 as a Buyer of protection:

Counterparty	Reference obligation	Notional amount	Currency	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	Carnival Corporation	1,000,000	USD	(1.000)%	Dec 2020	(24,325)	(2,211)	(26,536)
Morgan Stanley Capital Services	Carnival Corporation	5,000,000	USD	(1.000)%	Dec 2020	(113,995)	(18,687)	(132,682)
Morgan Stanley Capital Services	The Kroger Co.	1,000,000	USD	(1.000)%	Dec 2020	(29,315)	1,451	(27,864)
Morgan Stanley Capital Services	The Kroger Co.	5,000,000	USD	(1.000)%	Dec 2020	(128,873)	(10,448)	(139,321)

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Counterparty	Reference obligation	Notional amount	Currency	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	The Procter & Gamble Company	1,000,000	USD	(1.000)%	Dec 2020	(34,345)	(1,301)	(35,646)
Morgan Stanley Capital Services	The Procter & Gamble Company	5,000,000	USD	(1.000)%	Dec 2020	(171,431)	(16,683)	(188,114)
Morgan Stanley Capital Services	The Walt Disney Company	1,000,000	USD	(1.000)%	Dec 2020	(40,438)	(903)	(41,341)
Morgan Stanley Capital Services	The Walt Disney Company	5,000,000	USD	(1.000)%	Dec 2020	(204,386)	(2,321)	(206,707)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	1,000,000	USD	(1.000)%	Dec 2020	(33,336)	(4,287)	(37,623)
Morgan Stanley Capital Services	Wal-Mart Stores, Inc.	5,000,000	USD	(1.000)%	Dec 2020	(158,851)	(19,377)	(178,228)
						($939,295)	($74,767)	($1,014,062)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$203,147	—
	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	31,040	($57,265)
Credit	Swap contracts, at value	Credit default swaps^	—	(1,014,062)
			$234,187	($1,071,327)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Investments (purchased options)	Swap contracts	Total
Interest rate	$761,924	—	—	—	$761,924
Foreign currency	—	$289,379	$324,752	—	614,131
Credit	—	—	—	$53,141	$53,141
Total	$761,924	$289,379	$324,752	$53,141	$1,429,196

* Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

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	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*	Investments (purchased options)	Swap contracts	Total
Interest rate	$102,152	—	—	—	$102,152
Foreign currency	—	($106,553)	$29,636	—	(76,917)
Credit	—	—	—	($74,768)	(74,768)
Total	$102,152	($106,553)	$29,636	($74,768)	($49,533)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement for Class I will expire on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to October 1, 2015, the Advisor had contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.85% for Class B shares, excluding certain expenses such as taxes, brokerage commissions,

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interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

For the six months ended November 30, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$10,655	Class I	$1,554
Class B	977	Class NAV	11,393
Class C	3,516	Total	$28,095

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2015 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended November 30, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $116,824 for the period ended November 30, 2015. Of this amount, $14,328 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $96,001 was paid as sales commissions to broker-dealers and $6,495 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended November 30, 2015, CDSCs received by the Distributor amounted to $3, $31,786 and $4,632 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John

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Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended November 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$348,960	$178,978	$7,149	$11,218
Class B	128,041	16,416	4,554	1,503
Class C	460,497	59,022	5,316	3,753
Class I	—	23,828	4,196	1,805
Total	$937,498	$278,244	$21,215	$18,279

Effective October 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period October 1, 2015 to November 30, 2015, state registration fees and printing and postage amounted to $14,779 and $8,668, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2015 and for the year ended May 31, 2015 were as follows:

		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,122,279	$14,345,784	25,309,129	$93,876,148
Distributions reinvested	2,245,577	7,709,152	5,127,138	19,133,549
Repurchased	(17,692,933)	(62,000,518)	(39,115,402)	(147,340,488)
Net decrease	(11,325,077)	($39,945,582)	(8,679,135)	($34,330,791)
Class B shares
Sold	81,873	$286,842	271,348	$1,022,165
Distributions reinvested	186,956	642,085	500,913	1,872,808
Repurchased	(1,639,067)	(5,682,215)	(3,865,350)	(14,369,823)
Net decrease	(1,370,238)	($4,753,288)	(3,093,089)	($11,474,850)
Class C shares
Sold	943,942	$3,244,190	2,616,689	$9,775,592
Distributions reinvested	683,462	2,344,448	1,539,573	5,742,421
Repurchased	(3,633,598)	(12,550,863)	(7,667,959)	(28,507,393)
Net decrease	(2,006,194)	($6,962,225)	(3,511,697)	($12,989,380)
Class I shares
Sold	1,603,544	$5,512,983	8,988,946	$33,670,969
Distributions reinvested	334,346	1,144,704	703,426	2,623,848
Repurchased	(2,880,804)	(9,991,942)	(11,986,261)	(45,443,290)
Net decrease	(942,914)	($3,334,255)	(2,293,889)	($9,148,473)

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		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	58,438	$201,564	1,413,874	$5,302,425
Distributions reinvested	2,992,460	10,262,909	7,177,781	26,865,776
Repurchased	(12,060,393)	(40,975,048)	(73,047,646)	(284,626,786)
Net decrease	(9,009,495)	($30,510,575)	(64,455,991)	($252,458,585)
Total net decrease	(24,653,918)	($85,505,925)	(82,033,801)	($320,402,079)

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on November 30, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $305,990,236 and $405,483,357, respectively, for the six months ended November 30, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2015, funds within the John Hancock group of funds complex held 39.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	20.2%
John Hancock Funds II Lifestyle Growth Portfolio	10.4%
John Hancock Funds II Lifestyle Moderate Portfolio	8.4%

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended November 30, 2015, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gains distributions received	Realized gain (loss)	Ending value
Trump Entertainment Resorts, Inc.	557,205	—	—	557,205	—	—	—	—

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Focused High Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and five-year periods ended December 31, 2014 and outperformed its benchmark index for the three-year period ended December 31, 2014. The Board noted that the

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fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three- and five-year periods ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index for the three-year period and to the peer group for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       46

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       47

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FOCUSED HIGH YIELD FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Focused High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235802	57SA 11/15 1/16

John Hancock

Global Short Duration Credit Fund

Semiannual report 11/30/15

A message to shareholders

Dear shareholder,

Many bond indexes were down for the last six months, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve (Fed). Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices. Some clarity was achieved on December 16, when the Fed announced its first interest-rate increase in more than nine years.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2015. They are subject to change at any time. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
3	Portfolio summary
5	Your expenses
7	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
29	Continuation of investment advisory and subadvisory agreements
34	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15 (%)

The Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

Portfolio Summary

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

PORTFOLIO COMPOSITION AS OF 11/30/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

QUALITY COMPOSITION AS OF 11/30/15 (%)

A	1.6
BBB	8.8
BB	37.2
B	37.7
CCC and below	6.5
Not rated	2.0
Equity	1.1
Short-term investments and other	5.1

As a percentage of net assets.
Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 11-30-15 and do not reflect subsequent downgrades or upgrades, if any.

SECTOR COMPOSITION AS OF 11/30/15 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class NAV	$1,000.00	$956.50	$3.86	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class NAV	$1,000.00	$1,021.10	$3.99	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio (defined above) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

Fund's investments

As of 11-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 78.8%					$257,841,004
(Cost $282,476,896)
Argentina 0.4%					1,431,223
Arcos Dorados Holdings, Inc. (S)	10.250	07-13-16	BRL	$6,000,000	1,431,223
Australia 0.9%					3,082,376
FMG Resources August 2006 Pty, Ltd.	6.875	04-01-22		1,000,000	730,000
FMG Resources August 2006 Pty, Ltd.	8.250	11-01-19		2,700,000	2,352,376
Austria 0.4%					1,306,250
Sappi Papier Holding GmbH (S)	7.750	07-15-17		1,250,000	1,306,250
Barbados 0.1%					418,000
Columbus International, Inc. (S)	7.375	03-30-21		400,000	418,000
Brazil 1.6%					5,358,331
Banco BTG Pactual SA (S)	5.750	09-28-22		1,040,000	613,600
Banco Santander Brasil SA (S)	8.000	03-18-16	BRL	1,000,000	251,409
Braskem Finance, Ltd.	6.450	02-03-24		2,015,000	1,855,815
Cia Brasileira de Aluminio (S)	4.750	06-17-24		750,000	647,813
Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12-16-20		1,000,000	880,000
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	331,772
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-22		906,100	285,422
Tam Capital, Inc.	7.375	04-25-17		500,000	492,500
Canada 1.9%					6,326,476
Air Canada (S)	8.750	04-01-20		1,000,000	1,087,500
CHC Helicopter SA	9.250	10-15-20		1,134,000	544,320
Glencore Finance Canada, Ltd. (S)	3.600	01-15-17		770,000	740,730
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23		895,000	839,063
Mercer International, Inc.	7.000	12-01-19		2,250,000	2,311,875
Norbord, Inc. (S)	6.250	04-15-23		805,000	802,988
Cayman Islands 0.1%					418,850
Comcel Trust (S)	6.875	02-06-24		500,000	418,850
China 6.8%					22,162,149
Agile Property Holdings, Ltd.	8.375	02-18-19		2,700,000	2,780,690
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04-15-21		1,000,000	840,000
Chalieco Hong Kong Corp., Ltd. (6.875% to 2-28-17, then 3 Year CMT + 11.152%) (Q)	6.875	02-28-17		2,500,000	2,556,250
Country Garden Holdings Company, Ltd.	7.875	05-27-19		1,500,000	1,600,665
Future Land Development Holdings, Ltd.	10.250	01-31-18		1,730,000	1,826,985
Geely Automobile Holdings, Ltd. (S)	5.250	10-06-19		2,000,000	2,045,000
KWG Property Holding, Ltd.	8.975	01-14-19		1,000,000	1,052,305

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       7

	Rate (%)	Maturity date	Par value^		Value
China (continued)
KWG Property Holding, Ltd.	13.250	03-22-17		$1,100,000	$1,205,930
Longfor Properties Company, Ltd.	6.875	10-18-19		2,000,000	2,105,000
Maoye International Holdings, Ltd.	7.750	05-19-17		800,000	772,000
Parkson Retail Group, Ltd.	4.500	05-03-18		4,200,000	3,796,993
West China Cement, Ltd.	6.500	09-11-19		1,500,000	1,580,331
Colombia 0.9%					3,020,550
Pacific Exploration and Production Corp. (S)	5.125	03-28-23		3,290,000	970,550
Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22		2,000,000	2,050,000
France 0.3%					837,250
Numericable-SFR SAS (S)	6.250	05-15-24		850,000	837,250
Guatemala 0.3%					936,675
Cementos Progreso Trust (S)	7.125	11-06-23		905,000	936,675
Hong Kong 5.6%					18,213,440
China Oil & Gas Group, Ltd.	5.000	05-07-20		1,300,000	1,215,925
FPT Finance, Ltd.	6.375	09-28-20		1,500,000	1,641,993
Franshion Brilliant, Ltd.	5.750	03-19-19		1,000,000	1,063,744
Franshion Investment, Ltd.	4.700	10-26-17		1,300,000	1,337,068
Hero Asia Investment, Ltd. (5.250% to 12-7-15, then 3 Year CMT + 9.912%) (Q)	5.250	12-07-15		1,000,000	1,000,001
Road King Infrastructure Finance 2012, Ltd.	9.875	09-18-17		1,000,000	1,046,220
Shimao Property Holdings, Ltd.	6.625	01-14-20		1,100,000	1,135,541
Studio City Finance, Ltd.	8.500	12-01-20		3,500,000	3,473,750
Texhong Textile Group, Ltd.	7.625	01-19-16		2,300,000	2,308,740
Yancoal International Trading Company, Ltd. (7.200% to 5-22-16, then 2 Year CMT + 11.820%) (Q)	7.200	05-22-16		2,000,000	2,000,000
Yanlord Land HK Company, Ltd	5.375	05-23-16	CNY	5,000,000	772,458
Zoomlion HK SPV Company, Ltd.	6.875	04-05-17		1,200,000	1,218,000
India 2.9%					9,348,043
ICICI Bank, Ltd. (6.375% to 4-30-17, then 6 month LIBOR + 2.280%)	6.375	04-30-22		1,600,000	1,643,989
JSW Steel, Ltd.	4.750	11-12-19		3,100,000	2,572,107
State Bank of India (6.439% to 5-15-17, then 6 month LIBOR + 2.200%) (Q)	6.439	05-15-17		3,000,000	3,079,407
Vedanta Resources PLC	6.000	01-31-19		2,700,000	2,052,540
Indonesia 1.7%					5,668,328
MPM Global Pte, Ltd.	6.750	09-19-19		2,500,000	2,357,453
Pelabuhan Indonesia III PT (S)	4.875	10-01-24		450,000	430,875
Star Energy Geothermal Wayang Windu, Ltd.	6.125	03-27-20		3,000,000	2,880,000
Ireland 1.9%					6,131,183
AerCap Ireland Capital, Ltd.	4.500	05-15-21		2,030,000	2,070,600

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       8

	Rate (%)	Maturity date	Par value^		Value
Ireland (continued)
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		$1,200,000	$1,250,771
Ardagh Packaging Finance PLC (P)(S)	3.337	12-15-19		1,500,000	1,473,750
MMC Norilsk Nickel OJSC (S)	6.625	10-14-22		1,300,000	1,336,062
Italy 0.2%					737,916
Telecom Italia Capital SA	6.000	09-30-34		785,000	737,916
Jamaica 0.1%					348,469
Digicel, Ltd. (S)	6.750	03-01-23		395,000	348,469
Kazakhstan 1.0%					3,146,450
KazMunayGas National Company (S)	4.875	05-07-25		1,565,000	1,455,450
Zhaikmunai LLP (S)	6.375	02-14-19		2,000,000	1,691,000
Luxembourg 2.5%					8,052,260
Actavis Funding SCS	2.350	03-12-18		2,715,000	2,739,652
ALROSA Finance SA (S)	7.750	11-03-20		850,000	909,670
ArcelorMittal	6.125	06-01-18		1,575,000	1,531,688
Intelsat Jackson Holdings SA	7.500	04-01-21		1,440,000	1,195,200
Intelsat Luxembourg SA	6.750	06-01-18		640,000	419,200
Intelsat Luxembourg SA	8.125	06-01-23		385,000	144,375
Mallinckrodt International Finance SA (S)	5.750	08-01-22		750,000	663,750
Wind Acquisition Finance SA (S)	7.375	04-23-21		465,000	448,725
Mexico 4.4%					14,338,550
America Movil SAB de CV	6.000	06-09-19	MXN	28,210,000	1,699,755
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	764,870
Cemex SAB de CV (S)	6.500	12-10-19		1,500,000	1,507,500
Credito Real SAB de CV (S)	7.500	03-13-19		1,650,000	1,683,000
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		1,000,000	1,060,000
Nemak SAB de CV (S)	5.500	02-28-23		950,000	969,000
Office Depot de Mexico SA de CV (S)	6.875	09-20-20		3,390,000	3,406,950
Petroleos Mexicanos	5.500	01-21-21		820,000	859,975
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		2,500,000	2,387,500
Netherlands 3.1%					10,160,403
Embraer Netherlands Finance BV	5.050	06-15-25		250,000	236,875
Indo Energy Finance BV	7.000	05-07-18		1,250,000	745,003
Indo Energy Finance II BV	6.375	01-24-23		4,000,000	1,840,000
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20		1,810,000	1,800,950
Listrindo Capital BV	6.950	02-21-19		3,300,000	3,401,327
Petrobras Global Finance BV	4.875	03-17-20		1,000,000	804,700
Schaeffler Finance BV (S)	3.250	05-15-19	EUR	1,000,000	1,075,038
VimpelCom Holdings BV (S)	7.504	03-01-22		250,000	256,510

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       9

	Rate (%)	Maturity date	Par value^	Value
Paraguay 0.2%				$510,625
Banco Regional SAECA (S)	8.125	01-24-19	$500,000	510,625
Peru 0.3%				1,005,000
Inkia Energy, Ltd. (S)	8.375	04-04-21	1,000,000	1,005,000
Russia 1.1%				3,634,500
EuroChem Mineral & Chemical Company OJSC (S)	5.125	12-12-17	1,450,000	1,464,500
Lukoil International Finance BV (S)	4.563	04-24-23	1,300,000	1,189,500
Severstal OAO (S)	5.900	10-17-22	1,000,000	980,500
Singapore 4.4%				14,483,058
ABJA Investment Company Pte, Ltd.	4.850	01-31-20	1,000,000	960,092
Alam Synergy Pte, Ltd.	9.000	01-29-19	3,400,000	3,196,000
Pratama Agung Pte, Ltd.	6.250	02-24-20	2,100,000	2,033,077
TBG Global Pte, Ltd.	4.625	04-03-18	2,400,000	2,361,000
Theta Capital Pte, Ltd.	6.125	11-14-20	2,290,000	2,214,141
Theta Capital Pte, Ltd.	7.000	05-16-19	800,000	806,748
Yanlord Land Group, Ltd.	10.625	03-29-18	2,800,000	2,912,000
South Africa 0.7%				2,124,000
AngloGold Ashanti Holdings PLC	8.500	07-30-20	2,000,000	2,124,000
Spain 0.3%				1,081,250
BBVA Bancomer SA (S)	6.500	03-10-21	1,000,000	1,081,250
United Arab Emirates 0.1%				427,356
Dubai Electricity & Water Authority (S)	7.375	10-21-20	360,000	427,356
United Kingdom 1.5%				4,933,913
Algeco Scotsman Global Finance PLC (S)	10.750	10-15-19	1,025,000	456,125
Fiat Chrysler Automobiles NV	5.250	04-15-23	750,000	742,500
HSBC Holdings PLC (5.625% to 1-17-20, then 5 Year ISDAFIX + 3.626%) (Q)	5.625	01-17-20	505,000	506,263
Inmarsat Finance PLC (S)	4.875	05-15-22	555,000	543,900
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26	180,000	185,625
Tullow Oil PLC (S)	6.000	11-01-20	2,000,000	1,572,500
Virgin Media Secured Finance PLC (S)	5.375	04-15-21	900,000	927,000
United States 33.1%				108,198,130
Ahern Rentals, Inc. (S)	7.375	05-15-23	565,000	474,600
Aircastle, Ltd.	5.125	03-15-21	480,000	499,800
Alliance Data Systems Corp. (S)	5.375	08-01-22	750,000	742,500
Alliance One International, Inc.	9.875	07-15-21	1,690,000	1,364,675
AMC Entertainment, Inc.	5.875	02-15-22	280,000	290,500
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)	4.900	03-15-20	1,295,000	1,246,179
American Gilsonite Company (S)	11.500	09-01-17	1,900,000	1,339,500
AmeriGas Finance LLC	7.000	05-20-22	1,405,000	1,447,150

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       10

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	$1,815,000	$1,819,538
Antero Resources Corp.	5.125	12-01-22	580,000	527,800
Approach Resources, Inc.	7.000	06-15-21	640,000	339,200
Associated Materials LLC	9.125	11-01-17	800,000	632,000
Brightstar Corp. (S)	7.250	08-01-18	1,500,000	1,582,500
Building Materials Corp. of America (S)	5.375	11-15-24	455,000	458,413
Building Materials Corp. of America (S)	6.000	10-15-25	700,000	721,875
Cablevision Systems Corp.	7.750	04-15-18	1,500,000	1,560,000
Cablevision Systems Corp.	8.000	04-15-20	1,000,000	945,000
Cablevision Systems Corp.	8.625	09-15-17	475,000	501,125
Calpine Corp. (S)	7.875	01-15-23	874,000	927,533
Cash America International, Inc.	5.750	05-15-18	690,000	693,450
CCO Holdings LLC	7.375	06-01-20	500,000	521,250
Cemex Finance LLC (S)	9.375	10-12-22	1,250,000	1,339,063
Cequel Communications Holdings I LLC (S)	6.375	09-15-20	500,000	489,063
Chaparral Energy, Inc.	7.625	11-15-22	1,440,000	302,400
Chesapeake Energy Corp.	5.750	03-15-23	885,000	376,125
CIT Group, Inc. (S)	5.500	02-15-19	760,000	796,100
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	1,000,000	1,015,625
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	1,175,000	1,155,906
CNH Industrial Capital LLC	3.875	07-16-18	2,000,000	1,975,000
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,458,894
Community Health Systems, Inc.	6.875	02-01-22	220,000	212,850
Community Health Systems, Inc.	7.125	07-15-20	500,000	500,000
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,200,000	1,176,000
CSI Compressco LP	7.250	08-15-22	935,000	752,091
DaVita HealthCare Partners, Inc.	5.750	08-15-22	1,535,000	1,590,644
Dollar Tree, Inc. (S)	5.250	03-01-20	420,000	434,700
Dominion Resources, Inc.	2.500	12-01-19	1,065,000	1,064,751
Dynegy, Inc.	7.375	11-01-22	1,570,000	1,501,313
Dynegy, Inc.	7.625	11-01-24	325,000	308,750
Eldorado Resorts, Inc. (S)	7.000	08-01-23	750,000	756,094
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20	950,000	425,719
Enova International, Inc.	9.750	06-01-21	625,000	484,375
EP Energy LLC	7.750	09-01-22	655,000	514,175
Ford Motor Credit Company LLC	2.551	10-05-18	1,010,000	1,012,244
Glen Meadow Pass-Through Trust (6.505% to 2-15-17, then 3 month LIBOR + 2.125%) (S)	6.505	02-12-67	1,500,000	1,290,000
Global Partners LP	6.250	07-15-22	315,000	283,500
Halcon Resources Corp.	9.750	07-15-20	950,000	299,250
HCA, Inc.	5.375	02-01-25	905,000	893,122
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	1,300,000	1,329,250
InterActiveCorp	4.875	11-30-18	180,000	184,275
International Game Technology PLC (S)	5.625	02-15-20	1,250,000	1,234,375

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       11

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	$760,000	$524,400
Kinetic Concepts, Inc.	10.500	11-01-18	730,000	708,830
Kraft Heinz Foods Company (S)	4.875	02-15-25	735,000	783,400
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	785,000	730,050
Ladder Capital Finance Holdings LLLP	7.375	10-01-17	500,000	505,000
Level 3 Financing, Inc.	5.625	02-01-23	975,000	982,313
LMI Aerospace, Inc.	7.375	07-15-19	2,950,000	2,891,000
Mohegan Tribal Gaming Authority	9.750	09-01-21	265,000	271,625
Mohegan Tribal Gaming Authority (S)	9.750	09-01-21	745,000	763,625
Molina Healthcare, Inc. (S)	5.375	11-15-22	1,060,000	1,065,300
Nationstar Mortgage LLC	7.875	10-01-20	1,770,000	1,716,900
Nationstar Mortgage LLC	9.625	05-01-19	1,200,000	1,242,000
NewStar Financial, Inc.	7.250	05-01-20	1,000,000	990,000
Novelis, Inc.	8.750	12-15-20	825,000	802,313
NRG Yield Operating LLC	5.375	08-15-24	710,000	643,615
NWH Escrow Corp. (S)	7.500	08-01-21	575,000	488,750
Oasis Petroleum, Inc.	6.875	03-15-22	535,000	456,088
OPE KAG Finance Sub, Inc. (S)	7.875	07-31-23	1,000,000	1,026,250
PBF Holding Company LLC (S)	7.000	11-15-23	670,000	670,000
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,695,000	1,474,650
Post Holdings, Inc.	7.375	02-15-22	1,500,000	1,561,410
PVH Corp.	4.500	12-15-22	250,000	246,250
Qorvo, Inc. (S)	7.000	12-01-25	650,000	667,875
Quicken Loans, Inc. (S)	5.750	05-01-25	135,000	130,444
Radio One, Inc. (S)	7.375	04-15-22	1,025,000	948,125
Radio One, Inc. (S)	9.250	02-15-20	795,000	651,900
Rain CII Carbon LLC (S)	8.000	12-01-18	790,000	643,850
Rex Energy Corp.	6.250	08-01-22	320,000	76,800
Reynolds Group Issuer, Inc.	5.750	10-15-20	1,090,000	1,118,613
Reynolds Group Issuer, Inc.	9.875	08-15-19	463,000	480,363
Rialto Holdings LLC (S)	7.000	12-01-18	1,595,000	1,626,900
Rite Aid Corp.	9.250	03-15-20	680,000	726,750
SandRidge Energy, Inc. (S)	8.750	06-01-20	620,000	235,600
SBA Communications Corp.	4.875	07-15-22	715,000	710,531
Select Medical Corp.	6.375	06-01-21	1,665,000	1,344,488
Simmons Foods, Inc. (S)	7.875	10-01-21	500,000	457,500
Southern States Cooperative, Inc. (S)	10.000	08-15-21	1,900,000	1,662,500
SPL Logistics Escrow LLC (S)	8.875	08-01-20	590,000	610,650
Springleaf Finance Corp.	6.900	12-15-17	3,080,000	3,210,900
Sprint Communications, Inc.	6.000	11-15-22	500,000	373,750
Sprint Communications, Inc.	8.375	08-15-17	1,000,000	997,500
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	800,000	800,000
Stearns Holdings, Inc. (S)	9.375	08-15-20	1,010,000	1,004,950
Summit Midstream Holdings LLC	7.500	07-01-21	1,000,000	950,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       12

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
T-Mobile USA, Inc.	6.125	01-15-22		$374,000	$381,671
T-Mobile USA, Inc.	6.731	04-28-22		1,000,000	1,035,000
Targa Resources Partners LP (S)	5.000	01-15-18		1,000,000	982,500
Teekay Offshore Partners LP	6.000	07-30-19		430,000	326,800
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67		1,875,000	1,378,125
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20		1,000,000	998,750
The Goodyear Tire & Rubber Company	7.000	05-15-22		1,750,000	1,892,188
The Hertz Corp.	5.875	10-15-20		1,180,000	1,215,400
The Hertz Corp.	6.250	10-15-22		945,000	982,800
The Scotts Miracle-Gro Company (S)	6.000	10-15-23		510,000	529,125
Thompson Creek Metals Company, Inc.	7.375	06-01-18		125,000	30,000
Tops Holding LLC (S)	8.000	06-15-22		1,380,000	1,380,000
TransDigm, Inc.	6.500	07-15-24		980,000	965,300
Trinity Industries, Inc.	4.550	10-01-24		525,000	496,229
Tronox Finance LLC (S)	7.500	03-15-22		1,005,000	668,325
Vector Group, Ltd.	7.750	02-15-21		1,260,000	1,338,750
Wayne Merger Sub LLC (S)	8.250	08-01-23		760,000	735,300
WellCare Health Plans, Inc.	5.750	11-15-20		545,000	566,577
Whiting Petroleum Corp.	5.750	03-15-21		1,000,000	910,000
William Lyon Homes, Inc.	5.750	04-15-19		600,000	600,000
Williams Partners LP	4.875	03-15-24		1,750,000	1,527,715
Windstream Services LLC	7.500	06-01-22		2,000,000	1,540,000
XPO Logistics, Inc. (S)	6.500	06-15-22		2,105,000	1,926,075
XPO Logistics, Inc. (S)	7.875	09-01-19		2,000,000	2,027,500
Capital preferred securities 0.2%					$752,000
(Cost $782,015)
United States 0.2%					752,000
ILFC E-Capital Trust II (6.250% to 12-21-15, then 1.800% + highest of 3 month LIBOR, 10 year CMT or 30 year CMT) (S)	6.250	12-21-65		800,000	752,000
Convertible bonds 0.7%					$2,229,563
(Cost $2,369,341)
United States 0.7%					2,229,563
Trinity Industries, Inc.	3.875	06-01-36		1,725,000	2,229,563
Foreign government obligations 0.6%					$2,053,308
(Cost $2,066,723)
Bahrain 0.1%					502,750
Kingdom of Bahrain (S)	5.875	01-26-21		500,000	502,750
Mexico 0.2%					668,802
Government of Mexico	10.000	12-05-24	MXN	8,740,000	668,802

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       13

	Rate (%)	Maturity date	Par value^	Value
Vietnam 0.3%				$881,756
Socialist Republic of Vietnam	6.750	01-29-20	$800,000	881,756
Term loans (M) 10.0%				$32,771,906
(Cost $34,376,013)
Germany 0.4%				1,402,500
Mauser Holding SARL	8.750	07-31-22	1,500,000	1,402,500
Luxembourg 0.8%				2,665,842
GOL LuxCo SA	6.500	08-31-20	1,200,000	1,170,000
Mallinckrodt International Finance SA	3.250	03-19-21	1,560,201	1,495,842
Netherlands 0.2%				758,987
Sybil Finance BV	4.250	03-20-20	309,229	307,296
Tronox Pigments Holland BV	4.500	03-19-20	496,193	451,691
United States 8.6%				27,944,577
B/E Aerospace, Inc.	4.000	12-16-21	1,078,909	1,077,560
Builders FirstSource, Inc.	6.000	07-31-22	850,000	836,188
Calpine Corp.	4.000	10-30-20	744,318	739,267
CareCore National LLC	5.500	03-05-21	544,472	484,581
Catalent Pharma Solutions, Inc.	4.250	05-20-21	246,875	243,851
Checkout Holding Corp.	4.500	04-09-21	385,125	325,431
Dell International LLC	4.000	04-29-20	696,500	692,843
Doncasters US Finance LLC	4.500	04-09-20	1,595,299	1,555,416
Eastman Kodak Company	7.250	09-03-19	744,289	685,987
ExGen Texas Power LLC	5.750	09-16-21	698,236	530,660
Gardner Denver, Inc.	4.250	07-30-20	2,491,162	2,271,940
Gates Global LLC	4.250	07-05-21	1,608,750	1,599,016
Jazz Acquisition, Inc.	4.500	06-19-21	617,424	554,138
JC Penney Company, Inc.	5.000	06-20-19	444,375	441,459
JC Penney Corp., Inc.	6.000	05-22-18	1,014,248	1,003,599
Key Safety Systems, Inc.	4.750	08-29-21	1,287,000	1,251,608
Lands' End, Inc.	4.250	04-04-21	1,379,595	1,236,462
Marina District Finance Company, Inc.	6.500	08-15-18	901,165	900,414
National Mentor Holdings, Inc.	4.250	01-31-21	396,401	386,367
NTELOS, Inc.	5.750	11-09-19	979,798	971,225
Ocwen Loan Servicing LLC	5.500	02-15-18	575,907	575,658
PetSmart, Inc.	4.250	03-11-22	945,250	928,354
Post Holdings, Inc.	3.750	06-02-21	233,644	233,436
Shearer's Foods LLC	4.500	06-30-21	222,750	219,409
Surgery Center Holdings, Inc.	5.250	11-03-20	1,091,750	1,085,382
Terraform Private Warehouse	5.000	06-26-22	693,263	658,599
The Goodyear Tire & Rubber Company	3.750	04-30-19	1,083,333	1,083,333
The Hillman Group, Inc.	4.500	06-30-21	296,250	292,794
The Sun Products Corp.	5.500	03-23-20	737,771	700,268
TransDigm, Inc.	3.750	06-04-21	992,462	967,099

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
TWCC Holding Corp.	5.750	02-11-20	$1,069,625	$1,068,288
TWCC Holding Corp.	7.000	06-26-20	1,400,000	1,393,875
Twin River Management Group, Inc.	5.250	07-10-20	618,899	614,773
Walter Investment Management Corp.	4.750	12-19-20	387,626	335,297
Collateralized mortgage obligations 2.9%				$9,266,788
(Cost $9,472,425)
United States 2.9%				9,266,788
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.715	04-14-33	2,000,000	1,750,266
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	3.950	05-15-29	250,000	238,207
Series 2015-JWRZ, Class GL2 (P) (S)	3.885	05-15-29	1,250,000	1,218,015
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912	04-10-28	500,000	478,901
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (P) (S)	3.447	02-13-32	1,500,000	1,494,152
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.494	12-15-19	1,000,000	942,479
Great Wolf Trust Series 2015-WOLF, Class E (P) (S)	4.647	05-15-34	2,000,000	1,972,665
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.942	11-05-30	241,439	241,413
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	3.864	08-05-34	135,000	135,001
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.768	11-15-29	803,427	795,689
Asset backed securities 0.6%				$1,866,494
(Cost $1,883,441)
United States 0.6%				1,866,494
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	885,000	868,056
Westgate Resorts LLC Series 2015-2A, Class B (S)	4.000	07-20-28	1,000,000	998,438
			Shares	Value
Preferred securities 1.1%				$3,641,416
(Cost $3,903,566)
United States 1.1%				3,641,416
Ally Financial, Inc., 7.000% (S)			1,177	1,185,165
American Tower Corp., 5.250%			7,100	735,205
Exelon Corp., 6.500%			26,350	1,052,946
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)			26,200	668,100

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       15

	Shares	Value
Purchased options 0.0%		$67,715
(Cost $57,837)
Put options 0.0%		67,715
Over the Counter Option on the EUR vs. JPY (Expiration Date: 11-1-16; Strike Price: EUR 119.40; Counterparty: Standard Chartered Bank) (I)	2,500,000	39,924
Over the Counter Option on the EUR vs. SEK (Expiration Date: 11-2-16; Strike Price: EUR 9.00; Counterparty: Goldman Sachs & Company) (I)	1,250,000	27,791
	Par value	Value
Short-term investments 2.6%		$8,489,000
(Cost $8,489,000)
Repurchase agreement 2.6%		8,489,000
Repurchase Agreement with State Street Corp. dated 11-30-15 at 0.000% to be repurchased at $8,489,000 on 12-1-15, collateralized by $8,660,000 U.S. Treasury Bills, 0.020% due 1-14-16 (valued at $8,659,134, including interest)	$8,489,000	8,489,000
Total investments (Cost $345,877,257)† 97.5%		$318,979,194
Other assets and liabilities, net 2.5%		$8,332,031
Total net assets 100.0%		$327,311,225

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
Key to Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $106,684,914 or 32.6% of the fund's net assets as of 11-30-15.
†	At 11-30-15, the aggregate cost of investment securities for federal income tax purposes was $347,996,376. Net unrealized depreciation aggregated $29,017,182, of which $1,253,616 related to appreciated investment securities and $30,270,798 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-15 (unaudited)

Assets
Investments, at value (Cost $345,877,257)	$318,979,194
Cash	2,047,942
Foreign currency, at value (Cost $14,600)	14,594
Cash held at broker for futures contracts	135,000
Receivable for investments sold	1,297,767
Receivable for forward foreign currency exchange contracts	162,723
Dividends and interest receivable	5,141,074
Receivable for futures variation margin	6,250
Other receivables and prepaid expenses	603
Total assets	327,785,147
Liabilities
Payable for investments purchased	388,375
Payable for forward foreign currency exchange contracts	21,797
Payable for fund shares repurchased	5,826
Payable to affiliates
Accounting and legal services fees	3,514
Trustees' fees	1,136
Other liabilities and accrued expenses	53,274
Total liabilities	473,922
Net assets	$327,311,225
Net assets consist of
Paid-in capital	$382,276,971
Accumulated distributions in excess of net investment income	(323,573)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(27,864,667)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(26,777,506)
Net assets	$327,311,225

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($327,311,225 ÷ 37,560,635 shares)	$8.71

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       17

STATEMENT OF OPERATIONS  For the six months ended 11-30-15 (unaudited)

Investment income
Interest	$11,101,869
Dividends	167,871
Total investment income	11,269,740
Expenses
Investment management fees	1,302,871
Accounting and legal services fees	32,273
Trustees' fees	3,386
Professional fees	42,443
Custodian fees	32,975
Registration and filing fees	7,556
Other	6,975
Total expenses	1,428,479
Less expense reductions	(13,654)
Net expenses	1,414,825
Net investment income	9,854,915
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(8,829,247)
Futures contracts	218,433
(8,610,814)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(17,474,954)
Futures contracts	44,697
(17,430,257)
Net realized and unrealized loss	(26,041,071)
Decrease in net assets from operations	($16,186,156)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       18

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-15	Year ended 5-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$9,854,915	$19,966,584
Net realized loss	(8,610,814)	(16,266,504)
Change in net unrealized appreciation (depreciation)	(17,430,257)	(11,041,370)
Decrease in net assets resulting from operations	(16,186,156)	(7,341,290)
Distributions to shareholders
From net investment income
Class NAV	(10,526,251)	(22,362,116)
From net realized gain
Class NAV	—	(124,297)
Total distributions	(10,526,251)	(22,486,413)
From fund share transactions	(30,348,107)	264,543,169
Total increase (decrease)	(57,060,514)	234,715,466
Net assets
Beginning of period	384,371,739	149,656,273
End of period	$327,311,225	$384,371,739
Undistributed (accumulated distributions in excess of) net investment income	($323,573)	$347,763

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       19

Financial highlights

Class NAV Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.38		$10.09	$10.00
Net investment income[3]	0.25		0.53	0.31
Net realized and unrealized gain (loss) on investments	(0.66)		(0.65)	0.13
Total from investment operations	(0.41)		(0.12)	0.44
Less distributions
From net investment income	(0.26)		(0.59)	(0.35)
From net realized gain	—		— [4]	—
Total distributions	(0.26)		(0.59)	(0.35)
Net asset value, end of period	$8.71		$9.38	$10.09
Total return (%)[5]	(4.35	) [6]	(1.16)	4.45	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$327		$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	[7]	0.80	0.97	[7]
Expenses including reductions	0.79	[7]	0.79	0.97	[7]
Net investment income	5.51	[7]	5.50	5.20	[7]
Portfolio turnover (%)	27		62	44

1	Six months ended 11-30-15. Unaudited.
2	Period from 10-21-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       20

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       21

The following is a summary of the values by input classification of the fund's investments as of November 30, 2015, by major security category or type:

	Total value at 11-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$257,841,004	—	$257,841,004	—
Capital preferred securities	752,000	—	752,000	—
Convertible bonds	2,229,563	—	2,229,563	—
Foreign government obligations	2,053,308	—	2,053,308	—
Term loans	32,771,906	—	32,771,906	—
Collateralized mortgage obligations	9,266,788	—	9,266,788	—
Asset backed securities	1,866,494	—	1,866,494	—
Preferred securities	3,641,416	$2,456,251	1,185,165	—
Purchased options	67,715	—	67,715	—
Short-term investments	8,489,000	—	8,489,000	—
Total investments in securities	$318,979,194	$2,456,251	$316,522,943	—
Other financial instruments:
Futures	($16,595)	($16,595)	—	—
Forward foreign currency contracts	140,926	—	$140,926	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       22

greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2015 were $841. For the six months ended November 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2015, the fund has a short-term capital loss carryfoward of $13,509,386 and a long-term capital loss carryforward of $3,965,558 available to offset future net realized capital gains. These carryforwards do not expire.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       23

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable amortization and accretion on debt securities and foreign currency transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       24

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2015, the fund used futures contracts to manage duration of the fund and maintain diversity and liquidity of the fund. The fund held futures contracts with notional values ranging from $12.6 million to $23.4 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	100	Short	Mar 2016	($12,627,155)	($12,643,750)	($16,595)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $4.4 million to $4.9 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	666,000	JPY	57,952,782	Goldman Sachs Bank USA	12/16/2015	$10,327	—	$10,327
EUR	42,000	USD	47,101	JPMorgan Chase Bank N.A.	12/16/2015	—	($2,710)	(2,710)
JPY	35,611,804	AUD	416,000	Goldman Sachs Bank USA	12/16/2015	—	(11,220)	(11,220)
JPY	21,263,750	AUD	250,000	Morgan Stanley Capital Services, Inc.	12/16/2015	—	(7,861)	(7,861)
JPY	1,077,228	USD	8,760	Goldman Sachs Bank USA	12/16/2015	—	(6)	(6)
JPY	1,077,228	USD	8,733	State Street Bank and Trust Company	12/16/2015	21	—	21
USD	2,906,538	EUR	2,605,802	Deutsche Bank AG London	12/16/2015	152,375	—	152,375

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       25

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
				$162,723	($21,797)	$140,926

Currency abbreviation
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2015, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values up to approximately $67,700, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$67,715	—
Interest rate	Receivable/payable for futures	Futures†	—	($16,595)
Foreign currency	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	162,723	(21,797)
			$230,438	($38,392)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       26

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Investments (purchased options)	Total
Interest rate	$218,433	—	—	$218,433
Foreign currency	—	($12,605)	$12,900	295
Total	$218,433	($12,605)	$12,900	$218,728

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Investments (purchased options)	Total
Interest rate	$44,697	—	—	$44,697
Foreign currency	—	$93,921	$9,879	103,800
Total	$44,697	$93,921	$9,879	$148,447

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis, to the sum of: a) 0.740% of the first $250 million of the fund's average daily net assets, b) 0.700% of the next $500 million of the fund's average daily net assets and c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       27

The expense reductions described above amounted to $13,654 for the six months ended November 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2015 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2015 and for the year ended May 31, 2015 were as follows:

		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	99,544	$896,244	27,161,140	$273,771,730
Distributions reinvested	1,180,330	10,526,251	2,353,553	22,486,413
Repurchased	(4,704,430)	(41,770,602)	(3,355,318)	(31,714,974)
Net increase (decrease)	(3,424,556)	($30,348,107)	26,159,375	$264,543,169

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on November 30, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $92,810,062 and $133,712,269, respectively, for the six months ended November 30, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates.The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2015, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Lifestyle Balanced Portfolio	44.4%
John Hancock Lifestyle Growth Portfolio	18.2%
John Hancock Lifestyle Moderate Portfolio	12.8%
John Hancock Lifestyle Conservative Portfolio	8.4%

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       28

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Global Short Duration Credit Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       29

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2014. The Board noted that the fund underperformed its peer group average for the one-year period ended December 31, 2014. The

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       30

Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-year period. The Board also took into account management's discussion of the fund's expenses. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board also noted the relatively short performance history of the fund. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       31

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       32

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       33

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       34

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426SA 11/15 1/16

John Hancock

Global Conservative Absolute Return Fund

Semiannual report 11/30/15

A message to shareholders

Dear shareholder,

Many bond indexes were down for the last six months, as investors grappled with mixed economic data and uncertainty over the timing of a looming change in policy from the U.S. Federal Reserve (Fed). Against this backdrop, longer-term interest rates were volatile, as were the more rate-sensitive segments of the bond market. High-yield bonds and emerging-market debt, meanwhile, struggled in the face of the precipitous drop in commodity prices, particularly energy prices. Some clarity was achieved on December 16, when the Fed announced its first interest-rate increase in more than nine years.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2015. They are subject to change at any time. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
20	Financial statements
24	Financial highlights
29	Notes to financial statements
43	Continuation of investment advisory and subadvisory agreements
49	More information

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Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/15 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

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PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Fund posted positive absolute return

The fund was modestly up for the period, outpacing its cash benchmark and its nontraditional bond fund category average.

Yield curve positioning drove results

A strategy implemented with interest-rate swaps designed to benefit from specific changes in the shape of the U.S. Treasury yield curve was the fund's top contributor for the period.

Allocations to credit weighed on performance

The fund's U.K. investment-grade credit and Brazilian government bond strategies declined during this period of widening credit spreads.

COUNTRY COMPOSITION AS OF 11/30/15 (%)

United States	49.0
United Kingdom	14.5
Mexico	7.6
Germany	6.3
Japan	3.9
France	3.7
Netherlands	2.8
Philippines	1.9
Luxembourg	1.9
Ireland	1.1
Other countries	7.3
TOTAL	100.0
As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

Unlike conventional bond funds, which often focus on yield, this fund seeks long-term absolute return. Would you briefly discuss your thinking behind that mandate?

The fund's strategy is to seek positive long-term absolute return, independent of the general direction of the market's movements. The fund has a broad investment mandate, which gives us the latitude to invest in a wide range of assets throughout the world, including currencies, derivatives, and many different kinds of fixed-income instruments.

In managing the fund, we harness the expertise of the fixed-income and multi-asset investment teams at Standard Life Investments. We make extensive use of advanced techniques to target positive returns, whether markets are rising or falling. Those methods include relative value and directional strategies, such as foreign exchange or interest-rate positions, where shorter-term drivers of rate movements can change significantly even in the absence of a long-term equity or credit risk premium.

We believe in integrating a broad range of exposures to create a portfolio of strategies that complement one another, chosen specifically to work well in a wide array of macroeconomic conditions. In addition to taking long positions in securities, investment exposures are implemented through instruments such as futures, forward contracts, swaptions, and interest-rate swaps. Accordingly, the level of cash and other short-term investments held in the fund is not indicative of its investment exposure.

With regard to the six-month period ended November 30, 2015, what are your summary observations about the markets?

Financial markets suffered from a spike in volatility this summer on concerns over the extent of the slowdown in China and other emerging-market economies. Prices across the commodity complex weakened further amid a continuing worldwide supply glut. A number of fixed-income sectors were also down. U.S. high-yield bond indexes, which tend to have strong representation from issuers in the energy sector, were hit particularly hard amid weak oil prices. In September 2015, as the global

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

inflation outlook deteriorated, U.S. inflation breakeven rates fell to their lowest level since 2009. (Breakeven inflation is the difference between the nominal yield on a fixed-rate investment, such as a U.S. Treasury note, and the real yield on an inflation-linked investment, such as a Treasury Inflation-Protected Security, of similar maturity and credit quality.)

It also seemed that investors were worried about the looming impact of U.S. monetary policy tightening. U.S. interest rates rose during the period, and the U.S. Treasury yield curve flattened as shorter-term yields increased more than those on the longer end. The improving economic landscape in the United States provided support for the U.S. dollar, which appreciated relative to many of the world's other major currencies.

Eurozone government bonds benefited from the anticipation that the European Central Bank would have to expand its quantitative easing program to avert deflation. This market also attracted investors seeking a relatively safe haven amid elevated volatility in the equity markets.

Which of the fund's investment strategies fared best?

Expectations of an interest-rate hike in the United States continued to play a significant role in the capital markets. Specifically, the value of the fund's U.S. butterfly strategy, a yield curve position implemented with swap agreements, was the most significant strategy contributing positively to performance. These types of positions are designed to benefit from our views on changing shapes of the curves measuring the term structure of interest rates.

The fund's European duration and cross-market duration strategies also provided a performance boost. The fund's long Italian real yields strategy, which is implemented through a long position in

FUND COMPOSITION AS OF 11/30/15 (%)

Corporate bonds	34.9	Short-term investments	56.0
Financials	15.1	Time deposits	16.5
Utilities	4.2	Commercial paper	15.3
Consumer discretionary	3.8	U.S. Government	14.3
Consumer staples	2.7	Certificate of deposit	7.6
Industrials	2.5	Money market funds	2.3
Health care	2.1	Derivative Instruments	(0.2)
Telecommunication services	1.9	Futures	0.1
Energy	1.5	Forward foreign currency contracts	0.2
Materials	1.1	Written options	(0.2)
Foreign government obligations	7.1	Interest rate swaps	(0.4)
Capital preferred securities	0.1	Inflation swaps	0.1
Purchased options	0.1	Other assets and liabilities	2.0
		Total	100.0
As a percentage of net assets.

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Italian index-linked bonds, delivered positive returns during the period. The strategy benefited from data released that showed the Italian unemployment rate had declined to its lowest level in two years, an improvement greater than expected. Also beneficial were figures released that revealed an increase in confidence among Italian households and executives.

The fund's U.S. and Europe versus U.K. duration strategy, implemented through swaps, also delivered positive results. The spread between U.S. and European interest rates widened, reflecting the policy divergence between the two economies, as the European Central Bank spoke of further stimulus measures while the U.S. Federal Reserve contemplated a rate increase.

What about strategies that detracted from the fund's performance?

Broadly speaking, the fund's credit exposure weighed on results as many sectors across the global credit markets declined. Spreads widened as commodity prices declined and issuance increased.

The fund's U.K. investment-grade credit strategy was the most significant detractor during the period. The fund also suffered a negative contribution from an allocation to Brazilian government bonds, another of the fund's credit strategies, as economic and political difficulties continued to plague the country.

Other positions that declined in value included a U.K. relative interest-rates strategy designed to benefit from a steepening in the slope of the yield curve. The strategy, implemented with swaps, was negatively impacted by the U.K. yield curve flattening as deteriorating commodity prices pushed inflation expectations down.

The fund's Australian duration strategy, also implemented with swaps, posted a loss, too. The Australian central bank decided not to change interest rates in November despite the pressure from a slowdown in China, its largest trading partner. Speculation for another rate cut to stimulate economic growth also eased after the release of data suggesting that the unemployment rate had retreated.

How was the fund positioned at the close of the period?

The fund's allocation of assets was spread across a variety of different strategies. By broad risk category, the larger exposures resided in duration, credit, and foreign exchange strategies.

Divergences in the global economy remain very apparent. Developed economies generally lead the upturn, especially the United States, while favorable financial conditions also help much of Europe. Indeed, a tighter U.S. labor market has enabled the Fed to begin raising interest rates, and we expect it will continue to do so, albeit gradually, in the coming months. Conversely, weaknesses in

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

developing economies such as China and Brazil are weighing down global trade activity, commodity prices, and inflation.

Geopolitical tensions remain elevated and on many metrics asset prices look expensive. We will seek to exploit the opportunities that these conditions present by implementing a diversified rage of strategies using multiple asset classes.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	6-month	Since inception[1]
Class A	-2.40	-1.02	-2.80	-2.40
Class C2	-1.13	-0.19	-1.20	-0.44
Class I3	0.71	0.51	0.20	1.21
Class R6[3]	0.97	0.62	0.30	1.48
Class NAV[3]	0.97	0.62	0.30	1.47
Index 1†	0.09	0.09	0.05	0.20
Index 2†	0.99	1.56	0.08	3.75

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)*	1.56	2.26	1.25	1.15	1.13
Net (%)*	1.14	1.89	0.89	0.78	0.78

*These expense ratios are effective December 11, 2015.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the Barclays U.S. Aggregate 1-5 Year Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,4	7-16-13	9,956	9,956	10,020	10,375
Class I3	7-16-13	10,121	10,121	10,020	10,375
Class R6[3]	7-16-13	10,148	10,148	10,020	10,375
Class NAV[3]	7-16-13	10,147	10,147	10,020	10,375

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Barclays U.S. Aggregate 1-5 Year Index provides a broad-based measure of U.S. investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities, with maturities generally in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C. Had the returns reflected Class C expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,002.00	$7.51	1.50%
Class C	1,000.00	998.00	11.24	2.25%
Class I	1,000.00	1,002.00	5.96	1.19%
Class R6	1,000.00	1,003.00	5.47	1.09%
Class NAV	1,000.00	1,003.00	5.47	1.09%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

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Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2015, with the same investment held until November 30, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2015	Ending value on 11-30-2015	Expenses paid during period ended 11-30-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,017.50	$7.57	1.50%
Class C	1,000.00	1,013.70	11.33	2.25%
Class I	1,000.00	1,019.00	6.01	1.19%
Class R6	1,000.00	1,019.50	5.52	1.09%
Class NAV	1,000.00	1,019.50	5.52	1.09%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       11

Fund's investments

As of 11-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 34.9%					$36,419,122
(Cost $36,431,523)
Australia 0.5%					470,729
APT Pipelines, Ltd.	4.250	11-26-24	GBP	$100,000	157,244
QBE Capital Funding IV, Ltd. (7.500% to 5-24-21, then 10 Year Swap Rate + 4.003%)	7.500	05-24-41	GBP	100,000	165,530
Scentre Group	2.375	04-08-22	GBP	100,000	147,955
Belgium 0.6%					595,875
Anheuser-Busch InBev NV	6.500	06-23-17	GBP	50,000	80,779
KBC Groep NV (P)(Q)	5.625	03-19-19	EUR	486,000	515,096
Canada 0.5%					492,430
Rogers Communications, Inc.	5.000	03-15-44		260,000	266,289
TransCanada Pipelines, Ltd.	7.625	01-15-39		175,000	226,141
Denmark 0.7%					760,588
Danske Bank A/S (P)(Q)	5.750	04-06-20	EUR	474,000	510,193
DONG Energy A/S	4.875	01-12-32	GBP	150,000	250,395
France 1.8%					1,837,572
AXA SA (P)(Q)	6.686	07-06-26	GBP	50,000	83,210
CNP Assurances (P)	7.375	09-30-41	EUR	100,000	168,300
Electricite de France SA	5.875	07-18-31	GBP	80,000	147,084
Electricite de France SA	6.000	01-23-2114	GBP	100,000	192,417
Electricite de France SA	6.250	05-30-28	GBP	100,000	188,178
GDF Suez	7.000	10-30-28	GBP	50,000	104,570
Orange SA	5.625	01-23-34	GBP	25,000	45,553
Orange SA	9.000	03-01-31		150,000	217,347
Pernod-Ricard SA (S)	4.250	07-15-22		150,000	154,998
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		507,000	535,915
Germany 1.0%					1,061,003
Aareal Bank AG (P)(Q)	7.625	04-30-20	EUR	400,000	424,630
E.ON International Finance BV	6.375	06-07-32	GBP	150,000	277,538
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (P)	6.625	05-26-42	GBP	100,000	171,883
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	73,197
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	113,755
Guernsey, Channel Islands 0.5%					546,801
Credit Suisse Group Guernsey I, Ltd. (7.875% to 8-24-16, then 5 Year U.S. Swap Rate + 5.220%)	7.875	02-24-41		529,000	546,801
Ireland 0.7%					768,720
Actavis Funding SCS	4.750	03-15-45		250,000	249,689

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       12

	Rate (%)	Maturity date	Par value^		Value
Ireland (continued)
Bank of Ireland (P)(Q)	7.375	06-18-20	EUR	$473,000	$519,031
Italy 0.5%					568,506
Assicurazioni Generali SpA (6.269% to 6-16-26, then 3 month LIBOR + 2.350%) (Q)	6.269	06-16-26	GBP	50,000	75,493
Enel SpA	6.250	06-20-19	GBP	120,000	205,649
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q)(S)	7.700	09-17-25		200,000	204,305
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	83,059
Jersey, Channel Islands 0.2%					177,616
AA Bond Company, Ltd.	6.269	07-31-25	GBP	100,000	177,616
Mexico 0.5%					548,015
America Movil SAB de CV	5.750	06-28-30	GBP	110,000	197,627
Mexichem SAB de CV (S)	5.875	09-17-44		300,000	258,375
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	92,013
Netherlands 0.3%					353,337
Aegon NV	6.625	12-16-39	GBP	50,000	106,816
Koninklijke KPN NV	5.750	09-17-29	GBP	50,000	86,834
RWE Finance BV	6.125	07-06-39	GBP	50,000	82,556
Siemens Financieringsmaatschappij NV (6.125% to 9-14-16, then 3 month LIBOR + 2.250%)	6.125	09-14-66	GBP	50,000	77,131
Spain 0.6%					589,547
Banco Bilbao Vizcaya Argentaria SA (P)(Q)	7.000	02-19-19	EUR	400,000	422,619
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	166,928
Sweden 0.1%					100,950
Vattenfall AB	6.875	04-15-39	GBP	50,000	100,950
Switzerland 0.9%					939,195
Glencore Finance Europe SA	6.500	02-27-19	GBP	100,000	144,634
Swiss Reinsurance Company (6.302% to 5-25-19, then 6 month LIBOR + 2.120%) (Q)	6.302	05-25-19	GBP	100,000	159,815
UBS AG	5.125	05-15-24		542,000	550,107
UBS AG (P)	6.375	11-19-24	GBP	50,000	84,639
United Kingdom 13.5%					14,108,127
ABP Finance PLC	6.250	12-14-26	GBP	100,000	186,809
Affinity Sutton Capital Markets PLC	5.981	09-17-38	GBP	100,000	201,991
Annington Finance No. 1 PLC	8.000	10-02-21	GBP	60,586	106,069
Arqiva Financing PLC	4.882	12-31-32	GBP	100,000	162,778
Aspire Defence Finance PLC	4.674	03-31-40	GBP	97,669	166,221
Aviva PLC (P)	6.125	11-14-36	GBP	80,000	129,121
Aviva PLC (6.625% to 6-3-21, then 6 month LIBOR + 4.136%)	6.625	06-03-41	GBP	100,000	164,797
AWG Parent Company, Ltd.	6.625	01-15-29	GBP	50,000	102,350

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Barclays Bank PLC	7.625	11-21-22		$476,000	$537,880
Barclays Bank PLC	10.000	05-21-21	GBP	200,000	391,334
British Telecommunications PLC	5.750	12-07-28	GBP	100,000	184,475
Broadgate Financing PLC	5.098	04-05-33	GBP	49,000	82,248
BUPA Finance PLC	3.375	06-17-21	GBP	130,000	201,951
Canary Wharf Finance II PLC	6.455	10-22-33	GBP	27,475	54,414
Centrica PLC	4.375	03-13-29	GBP	100,000	161,169
Centrica PLC	7.000	09-19-33	GBP	50,000	103,637
Compass Group PLC	3.850	06-26-26	GBP	100,000	163,134
Coventry Building Society	5.875	09-28-22	GBP	50,000	90,384
CPUK Finance, Ltd.	7.239	02-28-24	GBP	100,000	187,109
Credit Agricole London	5.500	12-17-21	GBP	100,000	175,244
Dignity Finance PLC	4.696	12-31-49	GBP	120,000	195,806
Direct Line Insurance Group PLC (9.250% to 4-27-22, then 6 month LIBOR + 7.207%)	9.250	04-27-42	GBP	100,000	186,236
Eastern Power Networks PLC	6.250	11-12-36	GBP	70,000	141,060
Enterprise Inns PLC	6.500	12-06-18	GBP	50,000	80,011
Eversholt Funding PLC	6.359	12-02-25	GBP	100,000	188,479
Experian Finance PLC	4.750	11-23-18	GBP	100,000	162,653
FirstGroup PLC	8.125	09-19-18	GBP	100,000	172,368
G4S PLC	7.750	05-13-19	GBP	50,000	87,481
Gatwick Funding, Ltd.	4.625	03-27-34	GBP	100,000	163,887
GE Capital UK Funding	8.000	01-14-39	GBP	150,000	380,339
GlaxoSmithKline Capital PLC	5.250	12-19-33	GBP	50,000	93,459
GlaxoSmithKline Capital PLC	6.375	03-09-39	GBP	50,000	106,287
Go-Ahead Group PLC	5.375	09-29-17	GBP	100,000	159,255
Greene King PLC (P)	3.088	12-15-33	GBP	85,033	128,068
Hammerson PLC	5.250	12-15-16	GBP	100,000	157,124
HBOS Capital Funding LP (6.461% to 11-30-18, then 5 Year U.K. Treasury + 2.850%) (Q)	6.461	11-30-18	GBP	100,000	160,023
HBOS Management, Ltd. (P)(Q)	7.881	12-09-31	GBP	50,000	97,332
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	200,000	403,338
HSBC Bank Funding (P)(Q)	5.844	11-05-31	GBP	80,000	131,029
HSBC Holdings PLC	6.000	03-29-40	GBP	100,000	181,881
Imperial Tobacco Finance PLC	9.000	02-17-22	GBP	150,000	301,335
Integrated Accommodation Services PLC	6.480	03-31-29	GBP	73,726	137,197
Intu Metrocentre Finance PLC	4.125	12-06-23	GBP	100,000	157,582
John Lewis PLC	4.250	12-18-34	GBP	100,000	149,512
Land Securities Capital Markets PLC (4.875% to 11-7-17, then 3 month LIBOR + 0.688%)	4.875	11-07-19	GBP	150,000	239,898
LCR Finance PLC	5.100	03-07-51	GBP	30,000	68,409
Legal & General Group PLC (P)	5.500	06-27-64	GBP	100,000	145,596
Lend Lease Europe Finance PLC	6.125	10-12-21	GBP	100,000	169,778
Lloyds Bank PLC	6.500	09-17-40	GBP	40,000	87,294

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       14

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Lloyds Bank PLC	9.625	04-06-23	GBP	$100,000	$204,446
London & Quadrant Housing Trust	4.625	12-05-33	GBP	100,000	173,508
London Stock Exchange Group PLC	5.875	07-07-16	GBP	70,000	108,220
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	85,812
Marstons Issuer PLC (5.158% to 7-15-19, then 3 month LIBOR + 1.320%)	5.158	10-15-27	GBP	100,000	161,650
Mitchells & Butlers Finance PLC	5.965	12-15-23	GBP	43,047	71,494
National Express Group PLC	6.625	06-17-20	GBP	50,000	87,530
National Grid Electricity Transmission PLC	5.875	02-02-24	GBP	100,000	186,109
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	85,760
Nationwide Building Society	6.750	07-22-20	EUR	100,000	131,051
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	100,000	111,041
Notting Hill Housing Trust	5.250	07-07-42	GBP	100,000	182,814
Octagon Healthcare Funding PLC	5.333	12-31-35	GBP	89,164	158,291
Peabody Capital PLC	5.250	03-17-43	GBP	110,000	199,502
Provident Financial PLC	8.000	10-23-19	GBP	50,000	85,118
Prudential PLC (P)	5.700	12-19-63	GBP	100,000	154,151
RELX PLC	7.000	12-11-17	GBP	100,000	166,337
Rio Tinto Finance USA PLC	4.125	08-21-42		275,000	235,106
RSA Insurance Group PLC (P)	5.125	10-10-45	GBP	100,000	148,040
Segro PLC	6.750	02-23-24	GBP	100,000	188,887
Severn Trent Utilities Finance PLC	6.125	02-26-24	GBP	50,000	92,228
Sky Group Finance PLC	6.000	05-21-27	GBP	50,000	91,264
Southern Water Services Finance, Ltd. (4.500% to 3-31-22, then 3 month LIBOR + 7.845%)	4.500	03-31-38	GBP	100,000	156,779
SSE PLC	3.875	12-29-49	GBP	100,000	146,467
SSE PLC	6.250	08-27-38	GBP	50,000	98,758
Stagecoach Group PLC	4.000	09-29-25	GBP	100,000	153,217
Telereal Securitisation PLC	5.565	12-10-31	GBP	57,656	99,685
Tesco Property Finance 3 PLC	5.744	04-13-40	GBP	78,670	106,544
Thames Water Utilities Cayman Finance, Ltd.	4.625	06-04-46	GBP	100,000	171,032
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		541,000	563,560
The Trafford Centre Finance, Ltd.	6.500	07-28-33	GBP	46,958	91,280
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	77,840	121,337
Wales & West Utilities Finance PLC	6.250	11-30-21	GBP	50,000	90,307
Wessex Water Services Finance PLC	5.375	03-10-28	GBP	50,000	90,859
Western Power Distribution West Midlands PLC	5.750	04-16-32	GBP	110,000	206,774
WPP Finance 2010	5.625	11-15-43		140,000	144,952
Yorkshire Building Society (P)	4.125	11-20-24	GBP	100,000	151,735
Yorkshire Water Services Bradford Finance, Ltd.	6.375	08-19-39	GBP	50,000	104,050
Zurich Finance UK PLC (6.625% to 10-2-22, then 5 Year U.K. Treasury + 2.850%) (Q)	6.625	10-02-22	GBP	70,000	116,600

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       15

	Rate (%)	Maturity date	Par value^		Value
United States 12.0%					$12,500,111
21st Century Fox America, Inc.	4.750	09-15-44		$275,000	273,474
Altria Group, Inc.	5.375	01-31-44		250,000	269,169
Altria Group, Inc.	9.950	11-10-38		33,000	53,180
American International Group, Inc.	5.000	04-26-23	GBP	50,000	85,134
Amgen, Inc.	4.000	09-13-29		100,000	154,916
Anadarko Petroleum Corp.	4.500	07-15-44		270,000	241,679
AT&T, Inc.	7.000	04-30-40	GBP	100,000	204,135
Bank of America Corp.	6.125	09-15-21	GBP	100,000	177,727
Bank of America Corp.	7.750	05-14-38		360,000	496,831
Bank of America Corp.	8.125	06-02-28	GBP	100,000	210,589
Baxalta, Inc. (S)	5.250	06-23-45		260,000	262,123
Boston Scientific Corp.	7.375	01-15-40		220,000	270,939
Burlington Northern Santa Fe LLC	4.150	04-01-45		300,000	275,745
CCO Safari II LLC (S)	6.384	10-23-35		275,000	286,305
Celgene Corp.	4.625	05-15-44		270,000	253,313
Citigroup, Inc.	4.500	03-03-31	GBP	150,000	239,540
Comcast Corp.	4.750	03-01-44		225,000	237,563
CVS Health Corp.	3.500	07-20-22		61,000	62,660
CVS Health Corp.	5.125	07-20-45		285,000	304,207
DIRECTV Holdings LLC	4.375	09-14-29	GBP	100,000	156,509
DIRECTV Holdings LLC	5.150	03-15-42		370,000	354,216
Eastman Chemical Company	4.650	10-15-44		270,000	251,408
Energy Transfer Partners LP	3.600	02-01-23		150,000	130,625
Energy Transfer Partners LP	6.125	12-15-45		260,000	224,446
Enterprise Products Operating LLC	4.900	05-15-46		270,000	241,359
Exelon Corp.	5.100	06-15-45		260,000	263,608
Ford Motor Company	4.750	01-15-43		175,000	167,890
GE Capital Trust V (5.500% to 9-15-16, then 3 month LIBOR + 1.615%)	5.500	09-15-66	GBP	100,000	150,945
General Motors Company	6.250	10-02-43		187,000	200,197
Halliburton Company	5.000	11-15-45		75,000	76,345
Hess Corp.	5.600	02-15-41		235,000	230,140
International Paper Company	5.150	05-15-46		365,000	355,446
JPMorgan Chase & Co.	5.625	08-16-43		170,000	187,947
Kinder Morgan, Inc.	5.300	12-01-34		100,000	76,737
Kraft Heinz Foods Company	4.125	07-01-27	GBP	100,000	155,802
Lockheed Martin Corp.	4.700	05-15-46		110,000	112,840
McKesson Corp.	4.883	03-15-44		275,000	278,943
MetLife, Inc.	4.600	05-13-46		40,000	40,868
Metropolitan Life Global Funding I	3.500	09-30-26	GBP	100,000	159,182
Morgan Stanley	5.750	02-14-17	GBP	100,000	158,322
National Capital Trust I	5.620	09-29-49	GBP	60,000	93,299
Pacific Gas & Electric Company	4.300	03-15-45		265,000	263,469
Pacific LifeCorp (S)	5.125	01-30-43		275,000	281,390

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       16

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Reynolds American, Inc.	5.850	08-15-45		$255,000	$285,592
Sabmiller Holdings, Inc. (S)	4.950	01-15-42		450,000	462,544
The Home Depot, Inc.	4.400	03-15-45		260,000	270,689
The JM Smucker Company	4.375	03-15-45		340,000	332,323
Time Warner, Inc.	4.850	07-15-45		269,000	262,463
UnitedHealth Group, Inc.	4.250	03-15-43		200,000	197,361
Verizon Communications, Inc.	5.012	08-21-54		83,000	78,668
Verizon Communications, Inc.	6.550	09-15-43		285,000	344,206
Virginia Electric & Power Company	4.650	08-15-43		315,000	336,143
Voya Financial, Inc.	5.700	07-15-43		240,000	279,543
Wal-Mart Stores, Inc.	4.875	01-19-39	GBP	70,000	126,956
Wal-Mart Stores, Inc.	5.625	03-27-34	GBP	60,000	116,677
Waste Management, Inc.	4.100	03-01-45		280,000	261,219
Wells Fargo Bank NA	5.250	08-01-23	GBP	100,000	174,565
Capital preferred securities 0.1%					$117,891
(Cost $113,130)
United States 0.1%					117,891
Rabobank Capital Funding Trust IV (5.556% to 12-31-19 then 6 month LIBOR + 1.460%) (Q)	5.556	12-31-19	GBP	75,000	117,891
Foreign government obligations 7.1%					$7,432,327
(Cost $7,743,537)
Mexico 7.1%					7,432,327
Government of Mexico	5.000	12-11-19	MXN	123,882,200	7,432,327
			Shares		Value
Purchased options 0.1%					$125,121
(Cost $400,773)
Put options 0.1%					125,121
Over the Counter Option on a 5 year Interest Rate Swap (Expiration Date: 10-1-18; Underlying swap: Pay fixed rate of 0.514%, receive JPY LIBOR maturing 10-03-23.; Strike Rate: 0.514%; Counterparty: Morgan Stanley & Company, Inc.) (I)			471,000,000		33,274
Over the Counter Option on a 5 year Interest Rate Swap (Expiration Date: 10-15-17; Underlying swap: Pay fixed rate of 0.610%, receive JPY LIBOR maturing 10-18-22; Strike Rate: 0.610%; Counterparty: Morgan Stanley & Company, Inc.) (I)			3,250,000,000		91,847
	Yield (%)*	Maturity date	Par value^		Value
Short-term investments 56.0%					$58,555,974
(Cost $58,560,303)
Certificate of deposit 7.6%					8,000,337
Abbey National Treasury Services PLC	0.410	01-15-16		$2,000,000	2,000,110
Goldman Sachs International Bank	0.360	12-10-15		2,000,000	1,999,920
Mizuho Bank Ltd.	0.320	01-15-16		2,000,000	2,000,307
Natixis SA	0.200	01-06-16		2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       17

	Yield (%)*	Maturity date		Par value^	Value
Commercial paper 15.3%					$15,989,535
ABN AMRO Bank NV	0.459	01-19-16		$2,000,000	1,998,742
Asian Development Bank	0.270	01-12-16		2,000,000	1,999,400
Bank of Tokyo-Mitsubishi UFJ, Ltd.	0.280	01-20-16		2,000,000	1,998,660
Caisse Des Depots Et Consignat	0.300	02-22-16		2,000,000	1,998,157
Deutsche Bank AG	0.549	03-10-16		2,000,000	1,997,552
European Investment Bank	0.260	02-08-16		2,000,000	1,998,464
Landwirtschaftliche Rentenbank	0.220	01-26-16		2,000,000	1,998,680
NRW. Bank	0.130	12-07-15		2,000,000	1,999,880
Time deposits 16.5%					17,206,932
BNP Paribas	0.002	12-02-15		3,300,283	3,300,283
Danske Bank	0.003	12-02-15		2,855,776	2,855,776
DBS Bank, Ltd.	0.320	01-25-16		1,500,000	1,500,000
DZ Bank AG	0.002	12-02-15		3,552,530	3,552,530
KBC Bank NV	0.003	12-02-15		2,972,094	2,972,094
Lloyd's Bank PLC	0.000	12-02-15		3,026,249	3,026,249
U.S. Government 14.3%					14,991,490
U.S. Treasury Bill (D)	0.023	03-17-16		5,000,000	4,997,360
U.S. Treasury Bill	0.079	02-25-16		5,000,000	4,997,910
U.S. Treasury Bill	0.238	04-07-16		5,000,000	4,996,220
		Yield (%)		Shares	Value
Money market funds 2.3%					2,367,680
BlackRock Cash Funds - Prime		0.1743(Y	)	2,367,680	$2,367,680
Total investments (Cost $103,249,266)† 98.2%					$102,650,435
Other assets and liabilities, net 1.8%					$1,910,537
Total net assets 100.0%					$104,560,972

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       18

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 11-30-15.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 11-30-15, the aggregate cost of investment securities for federal income tax purposes was $103,530,668. Net unrealized depreciation aggregated $880,233, of which $761,461 related to appreciated investment securities and $1,641,694 related to depreciated investments.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-15 (unaudited)

Assets
Investments, at value (Cost $103,249,266)	$102,650,435
Foreign currency, at value (Cost $114,274)	114,155
Cash held at broker for futures contracts	367,532
Receivable for investments sold	199,247
Receivable for fund shares sold	6,685
Receivable for forward foreign currency exchange contracts	720,238
Dividends and interest receivable	839,462
Swap contracts, at value	172,965
Receivable for futures variation margin	129,378
Receivable for exchange cleared swaps	214,376
Receivable due from advisor	375
Other receivables and prepaid expenses	39,194
Total assets	105,454,042
Liabilities
Payable for forward foreign currency exchange contracts	514,296
Written options, at value (Premium received $601,192)	242,541
Swap contracts, at value	68,108
Payable to affiliates
Accounting and legal services fees	1,076
Transfer agent fees	382
Trustees' fees	358
Other liabilities and accrued expenses	66,309
Total liabilities	893,070
Net assets	$104,560,972
Net assets consist of
Paid-in capital	$104,212,909
Undistributed net investment income	2,219,053
Accumulated net realized gain (loss) on investments, futures contracts, written options, swap agreements and foreign currency transactions	(558,554)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, translation of assets and liabilities in foreign currencies and swap agreements	(1,312,436)
Net assets	$104,560,972

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       20

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($839,707 ÷ 85,669 shares)[1]	$9.80
Class C ($401,834 ÷ 41,064 shares)[1]	$9.79
Class I ($2,788,762 ÷ 282,785 shares)	$9.86
Class R6 ($98,793 ÷ 10,000 shares)	$9.88
Class NAV ($100,431,876 ÷ 10,165,234 shares)	$9.88
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$10.10

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       21

STATEMENT OF OPERATIONS   For the six months ended 11-30-15 (unaudited)

Investment income
Interest	$774,151
Less foreign taxes withheld	(783)
Total investment income	773,368
Expenses
Investment management fees	443,854
Distribution and service fees	2,595
Accounting and legal services fees	9,451
Transfer agent fees	2,586
Trustees' fees	950
State registration fees	32,699
Printing and postage	1,460
Professional fees	182,740
Custodian fees	7,547
Registration and filing fees	12,473
Other	5,825
Total expenses	702,180
Less expense reductions	(126,590)
Net expenses	575,590
Net investment income	197,778
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	161,229
Futures contracts	(162,635)
Written options	19,047
Swap contracts	(434,615)
(416,974)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(210,906)
Futures contracts	130,382
Written options	146,981
Swap contracts	523,623
590,080
Net realized and unrealized gain	173,106
Increase in net assets from operations	$370,884

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       22

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-15	Year ended 5-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$197,778	$243,895
Net realized gain (loss)	(416,974)	4,967,905
Change in net unrealized appreciation (depreciation)	590,080	(5,932,023)
Increase (decrease) in net assets resulting from operations	370,884	(720,223)
Distributions to shareholders
From net investment income
Class A	—	(19,599)
Class C	—	(2,486)
Class I	—	(29,403)
Class R6	—	(2,621)
Class NAV	—	(2,593,395)
Total distributions	—	(2,647,504)
From fund share transactions	2,787,488	(2,051,780)
Total increase (decrease)	3,158,372	(5,419,507)
Net assets
Beginning of period	101,402,600	106,822,107
End of period	$104,560,972	$101,402,600
Undistributed net investment income	$2,219,053	$2,021,275

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       23

Financial highlights

Class A Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.80		$10.15	$10.00
Net investment income (loss)[3]	—	[4]	— [4]	(0.01)
Net realized and unrealized gain (loss) on investments	—	[4]	(0.11)	0.16
Total from investment operations	—		(0.11)	0.15
Less distributions
From net investment income	—		(0.24)	—
Net asset value, end of period	$9.80		$9.80	$10.15
Total return (%)[5,6]	0.20	[7]	(1.07)	1.50	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.90	[8]	3.22	4.43	[8]
Expenses including reductions	1.50	[8]	1.50	1.50	[8]
Net investment income (loss)	0.04	[8]	(0.02)	(0.14	) [8]
Portfolio turnover (%)	56		95	134

1	Six months ended 11-30-15. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Does not reflect the effect of sales charges, if any.
7	Not annualized.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       24

Class C Shares Period ended	11-30-15	[1]	5-31-15	[2]
Per share operating performance
Net asset value, beginning of period	$9.81		$10.15
Net investment loss[3]	(0.04)		(0.10)
Net realized and unrealized gain (loss) on investments	0.02		(0.05)
Total from investment operations	(0.02)		(0.15)
Less distributions
From net investment income	—		(0.19)
Net asset value, end of period	$9.79		$9.81
Total return (%)[4,5]	(0.20	) [6]	(1.42	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	7.47	[8]	12.31	[8]
Expenses including reductions	2.25	[8]	2.25	[8]
Net investment loss	(0.73	) [8]	(1.10	) [8]
Portfolio turnover (%)	56		95	[9]

1	Six months ended 11-30-15. Unaudited.
2	The inception date for Class C shares is 6-27-14.
3	Based on average daily shares outstanding.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       25

Class I Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.84		$10.18	$10.00
Net investment income[3]	0.02		0.04	0.01
Net realized and unrealized gain (loss) on investments	—	[4]	(0.12)	0.17
Total from investment operations	0.02		(0.08)	0.18
Less distributions
From net investment income	—		(0.26)	—
Net asset value, end of period	$9.86		$9.84	$10.18
Total return (%)[5]	0.20	[6]	(0.78)	1.80	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		— [7]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72	[8]	2.14	3.25	[8]
Expenses including reductions	1.19	[8]	1.19	1.19	[8]
Net investment income	0.50	[8]	0.40	0.06	[8]
Portfolio turnover (%)	56		95	134

1	Six months ended 11-30-15. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       26

Class R6 Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.85		$10.18	$10.00
Net investment income[3]	0.02		0.02	0.03
Net realized and unrealized gain (loss) on investments	0.01		(0.09)	0.15
Total from investment operations	0.03		(0.07)	0.18
Less distributions
From net investment income	—		(0.26)	—
Net asset value, end of period	$9.88		$9.85	$10.18
Total return (%)[4]	0.30	[5]	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	10.69	[7]	19.98	20.67	[7]
Expenses including reductions	1.09	[7]	1.09	1.10	[7]
Net investment income	0.38	[7]	0.24	0.34	[7]
Portfolio turnover (%)	56		95	134

1	Six months ended 11-30-15. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       27

Class NAV Shares Period ended	11-30-15	[1]	5-31-15	5-31-14	[2]
Per share operating performance
Net asset value, beginning of period	$9.85		$10.18	$10.00
Net investment income[3]	0.02		0.02	0.03
Net realized and unrealized gain (loss) on investments	0.01		(0.09)	0.15
Total from investment operations	0.03		(0.07)	0.18
Less distributions
From net investment income	—		(0.26)	—
Net asset value, end of period	$9.88		$9.85	$10.18
Total return (%)[4]	0.30	[5]	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$100		$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	[6]	1.11	1.20	[6]
Expenses including reductions	1.09	[6]	1.09	1.10	[6]
Net investment income	0.38	[6]	0.24	0.35	[6]
Portfolio turnover (%)	56		95	134

1	Six months ended 11-30-15. Unaudited.
2	Period from 7-16-13 (commencement of operations) to 5-31-14.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       28

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       29

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of November 30, 2015, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2015 were $686. For the six months ended November 30, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through September 30, 2015, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       30

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       31

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2015, the fund used futures contracts to manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $900,000 to $25.3 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

Open contracts	Positions	Number of contracts	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Euro-BTP Futures	Long	53	Dec 2015	$7,557,403	$7,892,212	$334,809
Long GILT Futures	Long	3	Mar 2016	530,340	531,937	1,597
Euro-Bund Futures	Short	43	Dec 2015	(7,018,754)	(7,192,260)	(173,506)
U.S. Long Bond Futures	Short	4	Mar 2016	(615,875)	(616,000)	(125)
U.S. Ultra Bond Futures	Short	57	Mar 2016	(8,997,541)	(9,030,938)	(33,397)
						$129,378

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currency and to maintain diversity and liquidity of the fund. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $68.6 million to $102.4 million, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2015:

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       32

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
EUR	114,950	USD	130,217	Goldman Sachs	01/13/2016	—	($8,595)	($8,595)
EUR	2,453,814	USD	2,709,607	Royal Bank of Scotland	12/11/2015	—	(116,183)	(116,183)
GBP	2,131,767	USD	3,297,202	Goldman Sachs	01/13/2016	—	(85,984)	(85,984)
GBP	488,970	USD	753,314	Goldman Sachs	01/13/2016	—	(16,748)	(16,748)
GBP	57,925	USD	87,094	HSBC	01/13/2016	$162	—	162
GBP	248,000	USD	376,088	HSBC	02/10/2016	—	(2,509)	(2,509)
GBP	754,000	USD	1,157,808	Merrill Lynch	02/10/2016	—	(22,008)	(22,008)
GBP	183,000	USD	277,907	Royal Bank of Scotland	02/10/2016	—	(2,242)	(2,242)
INR	215,000,000	USD	3,265,244	Deutsche Bank	01/14/2016	—	(64,586)	(64,586)
KRW	2,617,000,000	USD	2,258,468	Deutsche Bank	01/14/2016	—	(1,677)	(1,677)
USD	344,434	AUD	482,000	Bank National Paris	02/10/2016	—	(2,880)	(2,880)
USD	4,336,830	AUD	6,205,000	Citigroup	12/11/2015	—	(148,324)	(148,324)
USD	2,761,165	EUR	2,453,814	Bank National Paris	12/11/2015	167,741	—	167,741
USD	518,223	EUR	460,484	Goldman Sachs	01/13/2016	31,010	—	31,010
USD	2,625,517	EUR	2,384,746	Goldman Sachs	02/10/2016	100,437	—	100,437
USD	605,343	GBP	395,278	Bank National Paris	01/13/2016	9,910	—	9,910
USD	22,750,571	GBP	14,886,930	Merrill Lynch	01/13/2016	325,428	—	325,428
USD	367,074	GBP	243,000	Royal Bank of Scotland	02/10/2016	1,028	—	1,028
USD	282,054	JPY	34,000,000	Bank National Paris	02/10/2016	5,285	—	5,285
USD	2,214,231	KRW	2,617,000,000	Barclays Capital	01/14/2016	—	(42,560)	(42,560)
USD	3,288,026	KRW	3,810,000,000	Deutsche Bank	01/14/2016	2,442	—	2,442
USD	7,467,734	MXN	124,000,000	Bank National Paris	02/10/2016	22,591	—	22,591
USD	4,489,374	SGD	6,295,000	Deutsche Bank	02/12/2016	37,960	—	37,960
USD	2,206,368	TWD	71,440,000	Deutsche Bank	02/17/2016	16,244	—	16,244
						$720,238	($514,296)	$205,942

Currency abbreviation
AUD	Australian Dollar	KRW	Korean Won
EUR	Euro	MXN	Mexican Peso
GBP	Pound Sterling	SGD	Singapore Dollar
INR	Indian Rupee	TWD	New Taiwan Dollar
JPY	Japanese Yen	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       33

transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended November 30, 2015, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes, gain exposure to treasuries market and to maintain diversity and liquidity of the fund. The fund held purchased options with market values ranging from $125,000 to $208,000, as measured at each quarter end.

During the six months ended November 30, 2015, the fund wrote option contracts to manage duration of the fund, manage against anticipated rate changes, gain exposure to foreign currency, manage against anticipated currency exchange rates and to maintain diversity and liquidity of the fund. The following tables summarize the fund's written options activities during the six months ended November 30, 2015, and the contracts held at November 30, 2015:

	Notional value	Premiums received
Outstanding, beginning of period	25,400,000	$556,474
Options written	3,710,000	86,344
Option closed	(1,900,000)	(41,626)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	27,210,000	$601,192

Interest Rate Swaptions (OTC)

Description	Counterparty	Floating rate index	Pay/receive floating rate	Exercise rate	Expiration date		Notional amount	Premium	Value
8-Year Interest Rate Swap	Morgan Stanley	EUR - EURIBOR - Telerate	Pay	1.11%	Oct 2017	EUR	23,500,000	$514,848	($176,339)
9-Year Interest Rate Swap	Morgan Stanley	EUR - EURIBOR - Telerate	Pay	1.12%	Oct 2018	EUR	3,710,000	86,344	(66,202)
								$601,192	($242,541)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the six months ended November 30, 2015, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, to maintain diversity and liquidity of the fund, and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from $577.7 million to $2.3 billion, as

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measured at each quarter end. The following table summarizes the interest rate swap contracts held as of November 30, 2015:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market Value
Citibank N.A.	400,000,000	KRW	$356,300	3 Month Bank Rate for South Korea	Fixed 1.9175%	Mar 2018	—	1,568	1,568
Citibank N.A.	1,790,000,000	KRW	1,551,664	3 Month Bank Rate for South Korea	Fixed 1.7150%	Jul 2018	—	(1,583)	(1,583)
Citibank N.A.	5,460,000,000	KRW	4,735,473	3 Month Bank Rate for South Korea	Fixed 1.9900%	Nov 2025	—	206	206
Citibank N.A.	2,630,000,000	KRW	2,240,968	3 Month Bank Rate for South Korea	Fixed 1.6800%	Aug 2018	—	(5,329)	($5,329)
HSBC	8,030,000,000	KRW	7,483,691	3 Month Bank Rate for South Korea	Fixed 1.8075%	Apr 2018	—	11,026	11,026
Exchange Cleared Swaps
	2,300,000	GBP	3,498,737	Fixed 0.8770%	6 Month LIBOR	Jul 2016	—	(4,544)	(4,544)
	28,300,000	USD	28,300,000	3 Month LIBOR	Fixed 1.1200%	Oct 2016	159,040	(12,489)	146,551
	28,300,000	USD	28,300,000	Fixed 1.1200%	3 Month LIBOR	Oct 2016	—	(146,551)	(146,551)
	26,200,000	GBP	40,924,711	6 Month LIBOR	Fixed 1.1200%	Jan 2017	—	130,505	130,505
	26,200,000	GBP	40,525,909	Fixed 1.1200%	6 Month LIBOR	Jan 2017	(115,534)	(14,971)	(130,505)
	13,500,000	GBP	21,059,857	6 Month LIBOR	Fixed 1.13250%	Feb 2017	—	65,220	65,220
	13,500,000	GBP	20,881,671	Fixed 1.1325%	6 Month LIBOR	Feb 2017	(58,726)	(6,494)	(65,220)
	3,450,000	GBP	5,318,165	6 Month LIBOR	Fixed 1.0000%	Feb 2017	—	8,883	8,883
	3,450,000	GBP	5,336,427	Fixed 1.0000%	6 Month LIBOR	Feb 2017	(6,961)	(1,922)	(8,883)
	22,000,000	USD	22,000,000	3 Month LIBOR	Fixed 1.1100%	Apr 2017	93,000	(50,476)	42,524
	73,200,000	USD	73,200,000	Fixed 1.1100%	3 Month LIBOR	Apr 2017	—	(141,488)	(141,488)
	26,300,000	USD	26,300,000	Fixed 1.1730%	3 Month LIBOR	Nov 2017	—	22,437	22,437
	26,100,000	USD	26,100,000	Fixed 1.2850%	3 Month LIBOR	Nov 2017	—	1,430	1,430
	2,000,000	GBP	3,091,095	Fixed 1.2202%	6 Month LIBOR	May 2018	—	(15,678)	(15,678)
	26,600,000	GBP	41,549,516	Fixed 1.9600%	6 Month LIBOR	Jul 2018	—	(249,647)	(249,647)
	26,600,000	GBP	41,144,625	6 Month LIBOR	Fixed 1.9600%	Jul 2018	248,572	1,075	249,647
	13,500,000	GBP	21,059,857	Fixed 1.8675%	6 Month LIBOR	Aug 2018	—	(101,675)	(101,675)
	13,500,000	GBP	20,881,671	6 Month LIBOR	Fixed 1.8675%	Aug 2018	100,530	1,145	101,675
	2,840,000	GBP	4,373,604	Fixed 1.2397%	6 Month LIBOR	Aug 2018	—	(25,232)	(25,232)
	3,430,000	GBP	5,287,335	Fixed 1.7250%	6 Month LIBOR	Aug 2018	—	(17,549)	(17,549)
	3,430,000	GBP	5,305,491	6 Month LIBOR	Fixed 1.7250%	Aug 2018	16,551	998	17,549
	34,300,000	GBP	53,054,911	6 Month LIBOR	Fixed 1.2630%	Oct 2018	—	24,259	24,259
	17,300,000	GBP	26,147,150	Fixed 1.2630%	6 Month LIBOR	Oct 2018	24,182	(36,418)	(12,236)
	46,200,000	EUR	52,328,150	Fixed 0.1500%	6 Month EURIBOR	Oct 2018	—	(212,222)	(212,222)
	23,000,000	EUR	24,442,083	6 Month EURIBOR	Fixed 0.1500%	Oct 2018	104,145	1,507	105,652
	9,250,000	GBP	14,164,089	6 Month LIBOR	Fixed 1.3550%	Oct 2018	—	28,550	28,550
	13,500,000	EUR	14,818,230	Fixed 0.0700%	6 Month EURIBOR	Nov 2018	—	(37,471)	(37,471)
	67,400,000	AUD	53,835,586	6 Month BBSW	Fixed 2.8175%	May 2019	—	325,292	325,292
	42,400,000	AUD	30,086,795	Fixed 2.8175%	6 Months BBSW	May 2019	(267,171)	62,536	(204,635)
	1,620,000	AUD	1,252,987	6 Month BBSW	Fixed 2.8275%	Jun 2019	—	7,569	7,569
	11,600,000	AUD	8,311,420	6 Month BBSW	Fixed 2.5900%	Aug 2019	—	10,385	10,385
	734,000	AUD	532,629	6 Months BBSW	Fixed 2.6500%	Nov 2019	—	674	674
	14,000,000	GBP	21,655,066	Fixed 1.7000%	6 Month LIBOR	Oct 2021	—	(60,789)	(60,789)
	7,040,000	GBP	10,640,227	6 Month LIBOR	Fixed 1.7000%	Oct 2021	12,091	18,477	30,568
	18,500,000	EUR	20,953,913	6 Month EURIBOR	Fixed 0.5390%	Oct 2021	—	170,939	170,939
	9,170,000	EUR	9,744,952	Fixed 0.5390%	6 Month EURIBOR	Oct 2021	(72,264)	(12,466)	(84,730)

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Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market Value
	3,730,000	GBP	5,711,573	Fixed 1.7900%	6 Month LIBOR	Oct 2021	—	(38,388)	(38,388)
	5,300,000	EUR	5,817,527	6 Month EURIBOR	Fixed 0.4770%	Nov 2021	—	29,127	29,127
	742,000	GBP	1,146,796	Fixed 1.7642%	6 Month LIBOR	May 2022	—	(14,580)	(14,580)
	200,000	GBP	304,790	6 Month LIBOR	Fixed 1.7642%	May 2022	2,356	1,574	3,930
	14,500,000	GBP	22,330,022	Fixed 1.7932%	6 Month LIBOR	Aug 2022	—	(339,629)	(339,629)
	11,350,000	GBP	17,370,044	6 Month LIBOR	Fixed 1.7932%	Aug 2022	(41,038)	306,885	265,847
	12,500,000	USD	12,500,000	Fixed 3.2500%	3 Month LIBOR	Oct 2024	(389,214)	(44,037)	(433,251)
	12,500,000	USD	12,500,000	3 Month LIBOR	Fixed 3.2500%	Oct 2024	—	433,251	433,251
	9,390,000	USD	9,390,000	Fixed 2.5900%	3 Month LIBOR	Apr 2025	5,000	(23,511)	(18,511)
	9,390,000	USD	9,390,000	3 Month LIBOR	Fixed 2.5900%	Apr 2025	—	18,511	18,511
	1,250,000	USD	1,250,000	3 Month LIBOR	Fixed 3.2050%	Jul 2025	—	34,731	34,731
	1,250,000	USD	1,250,000	Fixed 3.2050%	3 Month LIBOR	Jul 2025	(32,000)	(2,731)	(34,731)
	22,600,000	USD	22,600,000	3 Month LIBOR	Fixed 3.2350%	Jul 2025	—	655,719	655,719
	800,000	USD	800,000	Fixed 3.2350%	3 Month LIBOR	Jul 2025	(21,000)	(2,211)	(23,211)
	12,380,000	GBP	19,192,608	Fixed 2.3840%	6 Month LIBOR	Sep 2025	—	(73,662)	(73,662)
	12,420,000	GBP	19,254,620	Fixed 2.3860%	6 Month LIBOR	Sep 2025	—	(75,591)	(75,591)
	1,400,000	GBP	2,162,162	6 Month LIBOR	Fixed 2.3860%	Sep 2025	4,170	4,351	8,521
	7,880,000	EUR	8,822,015	6 Month EURIBOR	Fixed 1.6780%	Sep 2025	—	70,988	70,988
	7,820,000	EUR	8,754,842	6 Month EURIBOR	Fixed 1.6850%	Sep 2025	—	73,257	73,257
	970,000	EUR	1,100,023	Fixed 1.6850%	6 Month EURIBOR	Sep 2025	(3,402)	(5,685)	(9,087)
	9,760,000	USD	9,760,000	3 Month LIBOR	Fixed 2.8869%	Sep 2025	—	121,899	121,899
	9,740,000	USD	9,740,000	3 Month LIBOR	Fixed 2.8860%	Sep 2025	—	121,258	121,258
	1,570,000	USD	1,570,000	Fixed 2.8860%	3 Month LIBOR	Sep 2025	(14,800)	(4,746)	(19,546)
	11,900,000	USD	11,900,000	3 Month LIBOR	Fixed 2.7315%	Nov 2025	—	59,778	59,778
	11,600,000	USD	11,600,000	3 Month LIBOR	Fixed 2.6550%	Nov 2025	—	15,835	15,835
	1,583,000	GBP	2,649,529	6 Month LIBOR	Fixed 2.7550%	Jul 2026	22,661	205,473	228,134
	2,800,000	GBP	4,259,333	Fixed 2.7550%	6 Month LIBOR	Jul 2026	—	(403,522)	(403,522)
	14,600,000	EUR	15,919,921	6 Month EURIBOR	Fixed 1.7770%	Aug 2029	—	207,486	207,486
	1,250,000	EUR	1,417,555	Fixed 1.7770%	6 Month EURIBOR	Aug 2029	(6,577)	(11,187)	(17,764)
	900,000	EUR	1,012,009	6 Month EURIBOR	Fixed 1.8050%	Aug 2029	—	14,334	14,334
	3,750,000	GBP	5,767,456	Fixed 2.1825%	6 Month LIBOR	May 2030	—	(137,553)	(137,553)
	1,290,000	GBP	1,986,602	Fixed 2.1352%	6 Month LIBOR	Aug 2030	—	(41,042)	(41,042)
	1,250,000	GBP	1,901,488	Fixed 3.1400%	6 Month LIBOR	Jul 2033	—	(335,406)	(335,406)
	1,168,000	GBP	1,800,247	6 Month LIBOR	Fixed 3.3010%	Jul 2043	432,693	79,604	512,297
	1,750,000	GBP	2,662,083	Fixed 3.3010%	6 Month LIBOR	Jul 2043	—	(767,568)	(767,568)
	330,000	GBP	550,606	Fixed 3.2997%	6 Month LIBOR	Feb 2044	—	(145,984)	(145,984)
	14,900,000	USD	14,900,000	3 Month LIBOR	Fixed 3.5380%	Sep 2044	756,716	(141,578)	615,138
	14,900,000	USD	14,900,000	Fixed 3.5380%	3 Month LIBOR	Sep 2044	—	(615,138)	(615,138)
	3,110,000	USD	3,110,000	3 Month LIBOR	Fixed 3.4662%	Oct 2044	148,497	28,042	176,539
	3,110,000	USD	3,110,000	Fixed 3.4663%	3 Month LIBOR	Oct 2044	—	(176,539)	(176,539)
	1,240,000	USD	1,240,000	3 Month LIBOR	Fixed 3.3700%	Nov 2044	36,567	2,558	39,125
	5,140,000	USD	5,140,000	Fixed 3.3700%	3 Month LIBOR	Nov 2044	—	(162,178)	(162,178)
	2,940,000	USD	2,940,000	Fixed 2.8050%	3 Month LIBOR	Mar 2045	—	2,007	2,007
	1,130,000	USD	1,130,000	3 Month LIBOR	Fixed 2.8075%	Mar 2045	(6,000)	1,760	(4,240)
	1,130,000	USD	1,130,000	Fixed 2.8075%	3 Month LIBOR	Mar 2045	—	4,240	4,240
	3,300,000	USD	3,300,000	3 Month LIBOR	Fixed 2.6560%	Apr 2045	(63,000)	5,188	(57,812)
	5,930,000	USD	5,930,000	Fixed 2.6560%	3 Month LIBOR	Apr 2045	—	103,887	103,887
	1,220,000	USD	1,220,000	Fixed 2.9875%	3 Month LIBOR	May 2045	—	(15,565)	(15,565)

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Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market Value
	1,610,000	USD	1,610,000	Fixed 3.0815%	3 Month LIBOR	May 2045	—	(24,310)	(24,310)
	3,770,000	USD	3,770,000	Fixed 3.0220%	3 Month LIBOR	May 2045	—	(44,233)	(44,233)
	1,640,000	USD	1,640,000	Fixed 3.2850%	3 Month LIBOR	Jul 2045	—	(65,311)	(65,311)
	2,950,000	USD	2,950,000	Fixed 3.2400%	3 Month LIBOR	Jul 2045	—	(71,037)	(71,037)
	2,950,000	USD	2,950,000	3 Month LIBOR	Fixed 3.2400%	Jul 2045	52,000	19,037	71,037
	2,780,000	USD	2,780,000	Fixed 2.8850%	3 Month LIBOR	Nov 2045	—	(10,634)	(10,634)
	2,690,000	USD	2,690,000	Fixed 2.8200%	3 Month LIBOR	Nov 2045	—	5,294	5,294
	4,680,000	USD	4,680,000	Fixed 2.7660%	3 Month LIBOR	Nov 2045	—	11,277	11,277
	5,740,000	EUR	6,258,928	Fixed 1.8180%	6 Month EURIBOR	Aug 2049	—	(112,987)	(112,987)
	470,000	EUR	533,001	6 Month EURIBOR	Fixed 1.8180%	Aug 2049	2,608	6,644	9,252
	381,000	EUR	428,417	Fixed 1.8000%	6 Month EURIBOR	Aug 2049	—	(5,505)	(5,505)
			$1,197,259,152				1,123,692	($1,528,366)	($404,674)

The following are abbreviation for the table above:
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the six months ended November 30, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total U.S. dollar notional amounts ranging from $10.4 million to $98.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2015, as a Buyer of protection:

Credit default swaps - Buyer

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay)/ received fix rate		Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.IG.25 5YR	11,600,000	USD	$11,600,000	(1.000%	)	Dec 2020	($84,861)	($26,877)	($111,738)
	iTraxx Europe Crossover Series 24 5YR	2,454,000	EUR	2,612,528	(5.000%	)	Dec 2020	(240,186)	(34,014)	(274,200)
				$14,212,528				($325,047)	($60,891)	($385,938)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       37

The fund used CDS as a Seller of protection during the six months ended November 30, 2015 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $6.1 million to $90.0 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of November 30, 2015 where the fund acted as a Seller of protection:

Credit default swaps - Seller

Counterparty	Reference obligation	Implied credit spreads at 11-30-15	Notional amount	Currency	USD notional	(Pay)/ received fix rate	Maturity date	Unamortized upfront payment paid received	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.NA.HY.24 5YR	3.87%	2,743,290	USD	$2,743,290	5.000%	Jun 2020	$96,643	$54,678	$151,321
	CDX.NA.IG.25 5Y	0.84%	615,000	USD	615,000	1.000%	Dec 2020	5,543	381	5,924
	iTraxx Europe Crossover Series 24 5Y	2.89%	2,454,000	EUR	2,747,363	5.000%	Dec 2020	233,897	40,303	274,200
					$6,105,653			$336,083	$95,362	$431,445

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

The fund used inflation swaps during the six months ended November 30, 2015 to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. The fund held inflation swap contracts with total U.S. dollar notional values ranging from $12.5 million to $92.6 million, as measured at each quarter end. The following table summarizes the inflation swap contracts held as of November 30, 2015:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Citibank N.A.	24,700,000	EUR	$26,469,769	EUR - French Ex Tobacco CPI	Fixed 0.9285%	Nov 2019	($1,460)
Citibank N.A.	24,700,000	EUR	26,469,769	Fixed 0.6675%	EUR - French Ex Tobacco CPI	Nov 2017	3,438
Merrill Lynch	7,264,000	EUR	7,973,305	Fixed 0.6750%	EUR - French Ex Tobacco CPI	Oct 2017	(9,210)
Merrill Lynch	7,264,000	EUR	7,973,305	EUR - French Ex Tobacco CPI	Fixed 0.9322%	Oct 2019	4,130
Merrill Lynch	1,350,000	USD	1,350,000	USD - Non-Revised CPI	Fixed 1.6050%	Aug 2020	5,031
Merrill Lynch	1,350,000	USD	1,350,000	Fixed 2.1175%	USD - Non-Revised CPI	Aug 2045	(15,780)
Morgan Stanley	5,590,000	GBP	8,597,355	GBP - Non-revised RPI	Fixed 3.2900%	May 2030	138,112
Morgan Stanley	310,000	USD	310,000	Fixed 2.2450%	USD - Non-Revised CPI	Mar 2045	(15,956)
Morgan Stanley	310,000	USD	310,000	USD - Non-Revised CPI	Fixed 1.8050%	Mar 2020	5,260
Morgan Stanley	313,000	USD	313,000	Fixed 2.2975%	USD - Non-Revised CPI	Jul 2045	(18,790)
Morgan Stanley	313,000	USD	313,000	USD - Non-Revised CPI	Fixed 1.8525%	Jul 2020	4,194
			$81,429,503				$98,969

The following are abbreviations for the table above:
CPI	Consumer Price Index
RPI	Retail Price Index

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Investments, at value*	Purchased options	$125,121	—
Interest rate	Swap contracts, at value	Interest rate swaps^	5,415,808	($5,820,482)
Interest rate	Swap contracts, at value	Inflation swaps^	160,165	(61,196)

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Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Written options, at value	Written options	—	(242,541)
Foreign currency	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	720,238	(514,296)
Interest rate	Receivable/payable for futures	Futures†	336,406	(207,028)
Credit	Swap contracts, at value	Credit default swaps^	431,445	(385,938)
			$7,189,183	($7,231,481)

* Purchased options are included in the fund's investment.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Receivable/Payable for exchange cleared swaps, which represents margin, and swap contracts at value, which represents appreciation/depreciation on OTC swaps, are shown separately on Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

Risk	Statement of operations location	Investments (purchased options)	Written options	Futures contracts	Swap contracts	Investments and foreign currency translations*	Total
Interest rate	Net realized gain (loss)	($15,657)	$19,047	($162,635)	($595,860)	—	($755,105)
Foreign currency	Net realized gain (loss)	—	—	—	—	$753,878	753,878
Credit	Net realized gain (loss)	—	—	—	161,245	—	161,245
Total		($15,657)	$19,047	($162,635)	($434,615)	$753,878	$160,018

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2015:

Risk	Statement of operations location	Investments (purchased options)	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Credit	Change in unrealized appreciation (depreciation)	—	—	—	$103,404	—	$103,404
Foreign currency	Change in unrealized appreciation (depreciation)	—	—	—	—	$736,566	736,566
Interest rate	Change in unrealized appreciation (depreciation)	($105,125)	$130,382	$146,981	420,219	—	592,457
Total		($105,125)	$130,382	$146,981	$523,623	$736,566	$1,432,427

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million,0.830% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended November 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50%, 2.25%, and 1.19% for Class A, Class C, and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waivers and/or expense reimbursements will expire on September 30, 2016 unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

For Class R6 shares, the Advisor has contractually agreed to waive and/or reimburse all class specific expenses of the fund to the extent they exceed 0.00% of average net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on September 30, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund, in order to limit the fund's expenses, excluding class specific expenses, taxes, brokerage commissions, advisory fees, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business, to 0.25% of the fund's average daily net assets, on an annual basis. This voluntary arrangement may be amended or terminated at any time by the Advisor upon notice to the fund.

For the six months ended November 30, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$5,828	Class R6	$4,718
Class C	7,013	Class NAV	100,426
Class I	8,605	Total	$126,590

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2015 were equivalent to a net annual effective rate of 0.61% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to 0.30% and 1.00% for Class A and Class C shares, respectively, for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $101 for the six months ended November 30, 2015. Of this amount, $16 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $85 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2015, CDSCs received by the distributor amounted to $99 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$1,250	$538	$4,472	$483
Class C	1,345	172	6,668	32
Class I	—	1,868	4,472	406
Class R6	—	8	4,472	139
Total	$2,595	$2,586	$20,084	$1,060

Effective October 1, 2015, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period October 1, 2015 to November 30, 2015, state registration fees and printing and postage amounted to $12,615 and $400, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2015 and for the year ended May 31, 2015 were as follows:

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		Six months ended 11-30-15		Year ended 5-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	121,034	$1,177,023	78,947	$792,336
Distributions reinvested	—	—	1,785	17,222
Repurchased	(109,754)	(1,070,266)	(181,119)	(1,813,666)
Net increase (decrease)	11,280	$106,757	(100,387)	($1,004,108)
Class C shares[1]
Sold	16,368	$159,596	27,086	$269,344
Distributions reinvested	—	—	60	582
Repurchased	—	—	(2,450)	(24,276)
Net increase	16,368	$159,596	24,696	$245,650
Class I shares
Sold	1,109,051	$10,835,922	245,794	$2,470,900
Distributions reinvested	—	—	2,395	23,183
Repurchased	(849,692)	(8,314,787)	(637,145)	(6,380,800)
Net increase (decrease)	259,359	$2,521,135	(388,956)	($3,886,717)
Class NAV shares
Distributions reinvested	—	—	267,912	2,593,395
Net increase	—	—	267,912	$2,593,395
Total net increase (decrease)	287,007	$2,787,488	(196,735)	($2,051,780)

1 The inception date for Class C shares is 6-27-14.

There were no fund share transactions for the six months ended November 30, 2015 and for the year ended May 31, 2015 for Class R6.

Affiliates of the fund owned 24%, 4%, 100%, and 100% of shares of beneficial interest of Class C, Class I, Class R6 and Class NAV shares, respectively, on November 30, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $42,906,965 and $21,293,848, respectively, for the six months ended November 30, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At November 30, 2015, funds within the John Hancock group of funds complex held 96.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Growth Trust	36.9%
JHVIT Lifestyle Balanced Trust	34.4%
JHVIT Lifestyle Moderate Trust	13.4%
JHVIT Lifestyle Conservative Trust	11.3%

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Conservative Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including

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differences in the fund's investment strategies relative to the Lipper peer group. The Board also noted the relatively short performance history of the fund. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted the waiver of entire net management fees for the fund and that the total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235803	427SA 11/15 1/16

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	January 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	January 15, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	January 15, 2016